Van Eck Global

                                                               ANNUAL REPORT
                                                               December 31, 1998

VAN ECK FUNDS
     ASIA DYNASTY FUND
     GLOBAL BALANCED FUND
     GLOBAL HARD ASSETS FUND
     GOLD/RESOURCES FUND
     INTERNATIONAL INVESTORS GOLD FUND
     U.S. GOVERNMENT MONEY FUND




                                   [GRAPHIC]




                         GLOBAL INVESTMENTS SINCE 1955

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                           Van Eck Asia Dynasty Fund
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Dear Fellow Shareholder:

The Asian markets were volatile in 1998. As a result of serious interest rate and exchange rate shocks in 1997, Asian markets posted large declines in the first nine months of this year, but rebounded in the fourth quarter. The Van Eck Asia Dynasty Fund had a total return of -0.26% for the year ended December 31, 1998 and ranked second among 66 Asia ex-Japan equity funds* according to Standard & Poor's Micropal, a mutual fund evaluation service. The average return among these funds was -12.5% for the year. Your Fund also compared favorably to the Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index, which declined 4.8% for the year. Defensive positioning in the first nine months of the year and timely buying of undervalued companies in August and September helped the Asia Dynasty Fund outperform the averages.

Review

The Asian economic crisis had its roots in poor quality lending by local, Japanese and European banks. On the other side, Asian corporations indulged in overborrowing and overinvestment. The environment worsened following the devaluation of several Asian currencies, beginning with the Thai baht on July 1, 1997. This led to a major withdrawal of capital that caused the erosion of the deposit base of local banks, a loss of liquidity and further corporate casualties. This financial crisis gained momentum in the first few days of 1998. A panic sell-off was followed by a strong rally in January and February. Adjusting to deep recessions, most Asian stock markets weakened in early summer and declined further through the end of August, as Russia's default spread the crisis to emerging markets worldwide.

During the crisis, Asian exports weakened, especially those depending on demand from other Asian countries. However, imports declined even further, rapidly turning current account deficits into large surpluses. This generated significant capital inflow. The turnaround in current accounts and a pick-up in corporate investment by multinational companies marked a resumption of capital flows into the worst affected countries, and allowed currencies to strengthen in the second half of the year.

This inflow of money together with limited demand for bank lending has allowed interest rates to decline, particularly in Korea, Singapore and Thailand. The reduction in rates was helped significantly by the U.S. Federal Reserve easing, which was followed by interest rate cuts in many other developed and emerging markets.

The decline in the price of capital was an important ingredient in the initial recovery of the many capital-starved nations in Asia. Consequently, the last quarter of the year saw a remarkable rally fueled by increased liquidity against a background of cheap valuations and the first signs of corporate restructuring.

In the first part of the year, your Fund was defensively positioned in the face of market uncertainty. The portfolio had a high cash position, an overweighting of the strongest, first-tier Asian markets, such as Hong Kong and Singapore, and an emphasis on large blue chip companies with strong balance sheets, and defensive sectors, such as utilities. However, as the currencies began to stabilize, interest rates declined and liquidity improved, we started to reposition the portfolio to take advantage of a recovery. In September, we began to increase weightings in Thailand and Korea, since these markets appeared to have stabilized and offered exceptional values on a selective basis. Throughout the year, we added positions in a number of technology stocks in India, such as Satyam Computers and NIIT, which also showed substantial gains.

Review by Market

The first half of the year saw outflows of money from Hong Kong, causing interest rates to rise sharply due to the currency's peg to the dollar. Higher interest rates brought about a sharp correction in the price of real estate. On top of this, a slowdown in the growth of the Chinese economy resulted in lighter trade and capital flows from the mainland. Stock prices quickly declined. This weakened Hong Kong's economy further.

Two related events sparked the recovery of this market. The first was the unexpected and, so far, highly successful intervention in the money and stock market by the Hong Kong Monetary Authority. Interbank rates declined from a high of 16% to 5.4% at year end. A decline in residential property prices of about 40-50% from mid-1997 to mid-1998 sharply increased the affordability of housing. The second event was a decline in mortgage rates, which led physical market prices to stage a recovery in October coincident with an even more dramatic recovery in the prices of real estate stocks. Despite a rise in unemployment, demand for housing remained strong. This improved outlook for real estate, along with the successful intervention of the Hong Kong Monetary Authority to squeeze speculators from the currency and the stock markets, allowed the Hong Kong market to rebound 51% from its lows (ending the year down 2.9%).

China's economy grew by 7.8% in 1998, a slight slowdown from the previous year. The second half of the year saw the government aggressively boost infrastructure spending to compensate for weakening export growth and lackluster consumer demand. Intense speculation during the first half of the year about the devaluation of the Chinese currency


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                           Van Eck Asia Dynasty Fund
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threatened to set off another round of devaluations in other Asian countries.
The currency remained stable throughout the year, however. The Chinese economy is expected by many observers, including the Finance Ministry itself, to face significant challenges in 1999 in light of a weak export outlook, higher levels of urban unemployment, and stalled progress on economic and political reform.

Singapore rallied significantly in the fourth quarter, despite the fact that the economy was still suffering from the economic problems of its neighboring countries. Deposit rates sank below the dividend yield of the stock market, drawing institutional and retail money into the market. In addition, restructuring among corporations made significant progress. The government itself announced an across-the-board national pay cut to enhance competitiveness, and several Singaporean companies returned cash to shareholders, enhancing shareholder value. Singapore's banks remained well capitalized and are in good condition to resume lending when loan demand picks up in the region.

Weak demand and pricing pressure for some electronic products weighed down the Taiwanese market. On the other hand, the dominance of domestic investors meant that the market did not suffer as much from the withdrawal of foreign capital. Taiwan's export engine will be affected by Asia's slowdown but structurally the companies are competitive and should be long-term survivors.

Korea was the star market for 1998, rising over 100% in U.S. dollar terms. This recovery reflected in part the tangible success of the government's efforts in reshaping corporate Korea. Historically, heavily leveraged conglomerates, whose unfocused strategy included pursuing market share without regard for profitability or shareholder value, dominated Korean industry and monopolized the credit created by Korea's banks. The government has taken the initiative in forcing these companies to concentrate on fewer activities and reduce their level of indebtedness.

One of the most dramatic changes in a turbulent year was the decision by the Malaysian authorities to fix the exchange rate and restrict capital flows. The authorities were faced with the need to lower interest rates to help heavily indebted companies and also prevent a collapse in the value of the ringgit. Thus, interest rates were brought down and banks were ordered to support both the stock market and a number of government connected conglomerates. Luckily, few complied. To prevent the capital outflows that might have taken place, strict restrictions on capital flows were imposed. Adding to investors' sense of uncertainty was the persecution of former Finance Minister Anwar Ibrahim by Prime Minister Mahathir.

For India, 1998 should have been a year to attract investor attention and capital due to its relative isolation from problems elsewhere in Asia. Instead, the voters' desire for a fresh approach to economics was disappointed by a budget that did little to promote liberalization. Nuclear weapon tests brought sanctions and serious damage to investor sentiment. The largest institutional investor in India, the Unit Trust of India, found itself in the position of potentially being a forced seller of equities, depressing the market even further. At the company level, however, the environment was considerably brighter. Results from the software and consumer products companies have been very encouraging, with software companies reporting high double and, in many cases, triple digit growth. Companies more exposed to the cyclical parts of the economy had a harder time. The market remains cheap, however, and largely unaffected by the Asian contagion.

By way of contrast, the socioeconomic consequences of the Asian crisis were most apparent in Indonesia. An outburst of popular discontent at poor economic conditions and "crony capitalism" culminated in the ousting of President Suharto after more than 30 years in office. The corporate sector has been savaged and many companies have no hope of paying their existing debts. Restructuring of credit is taking place but the pace has been slow. Nevertheless, the currency appears to have stabilized and the rural economy has remained healthy. Elections this year will provide an important signpost for Indonesia's future.

Political change also took place during the year in the Philippines. Vice-President (former movie star and Marcos crony) Estrada became President. Concerns about rising bad debts of the banking system, as well as fears of a return to the era of political favors weighed heavily on the market. In economic terms, the Philippines is better placed than its regional peers. Since they did not have the long period of growth that other Asian countries enjoyed, they consequently did not build up the same amount of debt.

The Outlook

The Asian region has undergone a wrenching change. Several economies broke down but the social fabric remained intact, with the exception of Indonesia. The region now faces a period of convalescence as over-investment and over-leverage is worked out. Nevertheless, such periods contain substantial opportunities for investors, as witnessed in the late 1980s and early 1990s in the U.S. and Europe. The restructuring of corporate Asia may unlock many of the same reservoirs of value. Over time, the recapitalization of economies through trade surpluses


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                           Van Eck Asia Dynasty Fund
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and multinational investment will take place. These factors, coupled with the region's traditional strengths, which include young populations, a high savings rate, and a strong work ethic, make us positive on the outlook for Asian stocks over the medium and long term.

We would like to thank you for your participation in the Asia Dynasty Fund and look forward to working with you in the future.


[PHOTO]   Gary Greenberg            [PHOTO]   David A. Semple

/S/ Gary Greenberg                  /s/ David A. Semple
Gary Greenberg                      David A. Semple
Co-Portfolio Manager                Co-Portfolio Manager


January 27, 1999
----------------
* The Fund ranked fourth among 17 funds for the 5-year period ended 12/31/98, and fourth among 11 since its inception on 3/22/93.


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Performance Record as of 12/31/98
--------------------------------------------------------------------------------
Average Annual                     After Maximum         Before Sales
Total Return                       Sales Charge+            Charge
--------------------------------------------------------------------------------
A shares--Life (since 3/22/93)          (1.3)%              (0.4)%
--------------------------------------------------------------------------------
5 years                                (10.4)%              (9.6)%
--------------------------------------------------------------------------------
1 year                                  (5.0)%              (0.3)%
--------------------------------------------------------------------------------
B shares--Life (since 9/1/93)           (4.5)%              (4.3)%
--------------------------------------------------------------------------------
5 years                                (10.5)%             (10.2)%
--------------------------------------------------------------------------------
1 year                                  (6.1)%              (1.2)%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+ A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.00%
            (Prior to 4/30/97, the maximum CDSC was 6.00%)


                             Geographical Weightings
                               December 31, 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                         Singapore           16.6%
                         Taiwan              11.4%
                         South Korea         11.8%
                         Thailand             5.5%
                         China                1.5%
                         Hong Kong           33.3%
                         India                9.0%
                         Philippines          3.8%
                         Indonesia            7.1%


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                           Van Eck Asia Dynasty Fund
                Top Ten Equity Holdings as of December 31, 1998*
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Cheung Kong (Holdings) Ltd.
(Hong Kong, 5.4%)

Cheung Kong is involved in property development and, through its subsidiaries, telecommunications, infrastructure and electric utilities, real estate management and ports.

HSBC Holdings plc
(Hong Kong, 4.7%)

HSBC Holdings is the holding company for the HSBC Group. The Group is an international banking and financial services organization with operations in the Asia-Pacific region, Europe, the Middle East and the Americas. Services provided include retail and corporate banking, trade, trustee, securities, custody, capital markets and treasury services, private and investment banking and insurance.

Sun Hung Kai Properties Ltd.
(Hong Kong, 4.0%)

Sun Hung Kai is an investment holding company. The principal activities of its subsidiaries are property development and investment, hotel operations, construction, transport and car park management, financial services, insurance, toll road operations, air freight forwarding and telecommunication services.

Development Bank of Singapore Limited
(DBS Bank)
(Singapore, 3.9%)

DBS Bank provides a comprehensive range of financial services including corporate banking, investment banking, individual and private banking as well as securities, asset management, and custody services. Their international network is comprised of 18 overseas branches and offices located in the major financial centers of the Asia-Pacific region and around the world.

Singapore Airlines Ltd.
(Singapore, 3.5%)

Singapore Airlines provides air transportation, engineering, airport terminal, pilot training, air charter, and tour wholesaling services. Their airline operation covers Asia, Europe, the Americas, the southwest Pacific and Africa.

China Telecom (Hong Kong) Limited
(Hong Kong, 3.5%)

China Telecom provides cellular telecommunications services in the Guangdong and Zhejiang provinces in the People's Republic of China.

New World Development Company Ltd.
(Hong Kong, 3.4%)

New World Development is an investment holding company whose subsidiaries are involved in property development and investment. They have hotel operations, construction and civil engineering activities, telecommunication services and insurance, as well as transportation and infrastructure investments.

PT Pabrik Kertas Tjiwi Kimia
(Indonesia, 3.3%)

Tjiwi Kimia operates a pulp and paper factory in East Java which manufactures pulp, paper and paper products.

Housing & Commercial Bank, Korea
(South Korea, 2.8%)

Housing & Commercial Bank, Korea, formerly known as Korea Housing Bank, has a full range of commercial banking and housing finance services. It also deals with international banking, trusts, securities and credit cards.

Medison Co. Limited
(South Korea, 2.5%)

Medison is a medical equipment company that provides ultrasonic diagnosis equipment using in-house technology. The company is also involved in the medical rental business.


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*    Portfolio is subject to change.

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                           Van Eck Asia Dynasty Fund
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                       Van Eck Asia Dynasty Fund (Class A)
                      vs. MSCI Far East Free ex-Japan Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                        Asia Dynasty Fund - Class A          MSCI Far East Free
                             (with sales charge)                  ex-Japan Index

3/93                                $ 9,525                              $10,000
6/93                                $10,500                              $11,226
9/93                                $11,580                              $12,718
12/93                               $15,350                              $18,596
3/94                                $12,527                              $14,554
6/94                                $12,567                              $15,183
9/94                                $13,863                              $17,058
12/94                               $12,477                              $15,344
3/95                                $11,798                              $15,156
6/95                                $12,765                              $16,588
9/95                                $12,693                              $16,327
12/95                               $12,868                              $16,701
3/96                                $13,729                              $18,316
6/96                                $13,470                              $18,269
9/96                                $13,293                              $18,009
12/96                               $13,708                              $18,561
3/97                                $13,158                              $17,868
6/97                                $13,781                              $18,785
9/97                                $12,027                              $15,286
12/97                               $ 9,308                              $10,337
3/98                                $ 9,439                              $11,355
6/98                                $ 7,178                              $ 7,671
9/98                                $ 6,975                              $ 6,985
12/98                               $ 9,285                              $ 9,839



--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98        1 Year   5 Years  Since Inception(1)
--------------------------------------------------------------------------------
VE Asia Dynasty Fund-A (w/o sales charge)   (0.3)%     (9.6)%       (0.4)%
--------------------------------------------------------------------------------
VE Asia Dynasty Fund-A (w/ sales charge)(2) (5.0)%    (10.4)%       (1.3)%
--------------------------------------------------------------------------------
MSCI Far East Free ex-Japan Index           (4.8)%    (12.0)%       (0.3)%
--------------------------------------------------------------------------------


                       Van Eck Asia Dynasty Fund (Class B)
                      vs. MSCI Far East Free ex-Japan Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                        Asia Dynasty Fund - Class B           MSCI Far East Free
                              (with sales charge)                 ex-Japan Index

9/93                                $10,221                              $10,386
12/93                               $13,522                              $15,186
3/94                                $11,012                              $11,886
6/94                                $11,039                              $12,399
9/94                                $12,165                              $13,930
12/94                               $10,933                              $12,531
3/95                                $10,318                              $12,377
6/95                                $11,150                              $13,546
9/95                                $11,059                              $13,333
12/95                               $11,222                              $13,639
3/96                                $11,959                              $14,957
6/96                                $11,723                              $14,920
9/96                                $11,568                              $14,707
12/96                               $11,905                              $15,158
3/97                                $11,386                              $14,592
6/97                                $11,914                              $15,341
9/97                                $10,385                              $12,483
12/97                               $ 7,991                              $ 8,442
3/98                                $ 8,096                              $ 9,273
6/98                                $ 6,148                              $ 6,264
9/98                                $ 5,959                              $ 5,704
12/98                               $ 7,818                              $ 8,035



--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98        1 Year   5 Years  Since Inception(1)
--------------------------------------------------------------------------------
VE Asia Dynasty Fund-B (w/o sales charge)   (1.2)%    (10.2)%       (4.3)%
--------------------------------------------------------------------------------
VE Asia Dynasty Fund-B (w/ sales charge)(3) (6.1)%    (10.5)%       (4.5)%
--------------------------------------------------------------------------------
MSCI Far East Free ex-Japan Index           (4.8)%    (12.0)%       (4.0)%
--------------------------------------------------------------------------------

These graphs compare an initial $10,000 investment in the Van Eck Asia Dynasty Fund (Classes A and B) made at its inception with a similar investment in the Morgan Stanley Capital International Far East Free ex-Japan Index.

(1) Inception date for the Van Eck Asia Dynasty Fund was 3/22/93 (Class A) and 9/1/93 (Class B). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 4.75%.

(3)  Applicable contingent deferred sales charge taken into account.

Returns for the Van Eck Asia Dynasty Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The MSCI Far East Free ex-Japan Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

We will no longer compare the Fund to the S&P 500 Index since the S&P 500 is not an Asian markets index. A $10,000 investment in the S&P 500 Index in 1998 would have grown to $12,852 by 12/31/98 versus the same investment in the Fund, which would have declined to the following amounts by year end: $9,501 (A shares, after maximum sales charge) and $9,388 (B shares, after maximum contingent deferred sales charge).

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


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                          Van Eck Global Balanced Fund
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Dear Fellow Shareholder:

Global equity markets once again registered strong gains in 1998, with Western markets significantly outperforming their Asian counterparts. Global bond markets benefited from reduced global growth expectations in the wake of continued economic upheaval in emerging market economies. We are pleased to report that the Global Balanced Fund achieved a total return of 20.7% for the year ended December 31, 1998, with the Fund's limited exposure to Japanese and emerging market bonds and equities contributing to the strong performance. The Fund's performance compared favorably with its peer group, finishing the year ranked fourth among 72 global "flexible" funds*, according to Standard & Poor's Micropal, a mutual fund evaluation service.

World Equity Markets

The 24.3% return for global equities for 1998 masks the extreme volatility that was a constant feature in global financial markets during the period. Equity markets were actors in a three-act play over the past twelve months. Act I, lasting until the end of June, saw Western equity markets register strong gains -- the U.S. boosted by a favorable investment environment and Europe fueled by the acceleration of the economic and earnings recovery that began in 1997. Russia's devaluation and debt default, the unprecedented turnaround in the Japanese yen, hedge fund collapses, a potential Brazilian devaluation, and lack of U.S. leadership from a scandal-plagued President stole the show in Act II, leading to massive selling by global investors during the third quarter. Act III began on an ominous note; however, the global uncertainty was apparently lifted after the U.S. Federal Reserve cut interest rates, paving the way for a coordinated effort by central bankers to counter a panic-driven credit crunch which threatened all economies and financial markets.

Unfathomable as it may seem, U.S. equities delivered 20%+ returns for the fourth year in succession, ending the year with a 30.1% return. Though earnings growth was unexceptional, low inflation and interest rates, record mergers and acquisitions activity, and favorable supply/demand factors continued to support the U.S. market. U.S. equities were, of course, not immune to the global turmoil that surfaced during the third quarter. However, rapid response by the Federal Reserve, along with an unflappable retail ownership base, paved the way for the fourth quarter's dramatic rebound. It was not surprising that in the low growth environment of the past year, investors flocked to the strong earnings growth of technology, telecommunications and drug companies. What internet stocks lacked in terms of immediately deliverable earnings growth, they made up for in ".com" hype, leaving 1998 as the "year of the net" in most retail investors' minds. While we were invested in few of the headline internet plays, the portfolio benefited through its holdings in Cisco Systems and MCI Worldcom, architects and owners of the net, respectively.

European equities delivered an average gain of 28.5% during 1998. Looking through the peaks and valleys of the global problems highlighted above, several themes were constant in Europe during 1998. Interest rate convergence in preparation for European Monetary Union, relatively strong earnings growth and the move to an Anglo-Saxon equity culture were the principal drivers of equity performance for European shares. Though economic growth was relatively weak in Italy and Spain, both countries were prime beneficiaries of lower interest rates and increased equity ownership by retail investors, resulting in gains of 52.5% and 49.9%, respectively, in those markets. French equities (+41.5%) benefited from a pick-up in consumer spending, while German equities (+29.4%) turned in solid performance despite the market's global economic exposure via German financials and exporters.

While cyclical stocks outperformed in the glory days of Act I, defensive sectors emerged as the star performers as more realistic growth assumptions crept into the markets during Acts II and III. During the year, the portfolio was consistently exposed to service, technology, pharmaceutical and domestic financial companies, which performed relatively well. Additionally, our overweighting of European shares in the first half of the year contributed to strong outperformance for the Fund. After having had 45% of the equity portfolio's assets in UK and European equities during the third quarter, we have scaled back the exposure to approximately 35%. Our principal worry at this juncture is that earnings growth expectations across Europe are still too high, and may lead to earnings disappointments in the first half of 1999. It is not surprising that in such an environment, we have positioned the portfolio defensively, focusing on pharmaceuticals (Novartis, Glaxo Wellcome), technology (Nokia, Misys), publishing (Wolters Kluwer) and domestic financials (Bank of Ireland, Bayerische HypoVereinsbank).

A false dawn occurred for Japanese equities during the beginning of the year as investors naively marked up Japanese shares in line with rallies taking place elsewhere in the world's equity markets. As investors quickly tuned in to the severity of Japan's economic problems and the country's desperate need for a bailout of its banking system, the Japanese market underperformed, increasing only 5.1% over the past twelve months. For the past year, the Japanese economy has been in the middle of the worst economic decline since official government statistics began to be compiled in 1955. The country's problems have been


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                          Van Eck Global Balanced Fund
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well documented: tax hikes in 1997, a credit crunch due to a severely undercapitalized banking system, loss of competitiveness with neighboring Asian trading partners, and political inaction. Though the equities market fell in harmony with other global markets during the volatile third quarter, declining 17.1%, the yen's dramatic turnaround during the quarter set the stage for Japanese outperformance toward the end of the year. We have noted several times in the past that the Japanese government habitually promises less than the market (and economy) needs, then delivers less than it promises. We do not think that the present government has suddenly found religion; however, what does seem apparent this time is that with the economy performing as poorly as it is, they seem to be grasping the severity of the problem. The (Y)24 trillion stimulus package and a (Y)60 trillion bank bailout are steps in the right direction.

Partly as a result of diminished prospects in Europe and the UK, and partly due to improving prospects in Japan, we have increased the equity portfolio's exposure to Japan from a low of 5% earlier in 1998 to its present 8% level. While we maintain our traditional holdings in export and technology plays (Canon), the focus of the increased exposure is in more defensive areas such as pharmaceuticals (Takeda Chemical Industries) and cellular telephony (NTT DoCoMo), as well as in corporate restructuring candidates (Hitachi).

Asian Pacific equities' participation in Act I lasted about six weeks before investors realized that any hopes for a "V"-style economic recovery after 1997's turmoil were unrealistic. As reality crept back into the markets, Asian equities registered a decline of 17.0% during the first half of the year. Though emerging markets were the initial source of much of the pain felt by international investors during the third quarter, on a relative basis, Asian Pacific equities were the surprising stars, declining only 8.9%. The second-half strength exhibited by Asian Pacific markets was due to several factors: 1) a weakening dollar versus the yen gave Asian currencies an effective devaluation versus Japan; 2) U.S. interest rate cuts took pressure off Asian currencies, paving the way for interest rate reductions across the region; and 3) with a sense of calm restored, investors saw the 44% to 60% decline in the Hong Kong property market as the bottom and thus a buying opportunity, triggering a rally in the property-sensitive Hong Kong equity market. The portfolio benefited from minimal exposure to the region during 1998 as Asian Pacific equities registered a decline of 4.4%. Looking forward, we continue to expect the economies to have a rough 1999. However, with the sense of panic removed and a more favorable interest rate and currency environment, we have recently begun to build exposure to the region (Cheung Kong, HSBC).

Though growth prospects were relatively attractive in certain Latin American countries, Latin American equities were weak over the past twelve months, declining 35.1%. Investors continued to overlook respectable growth in Mexico, focusing instead on a likely Brazilian devaluation. President Cardoso's re-election, the subsequent $42 billion IMF rescue package, an announced fiscal austerity plan, and progress with social security reform kept investor worries at bay during October and November, leading to a gain of 16.0% during those months. Looking at Latin America's relative growth prospects versus historically low valuations for the region's equity markets, it is clear that investors continued to expect a Brazilian devaluation in 1999 (which has since occurred). While we see continued problems in Brazil in the wake of a floating real (Brazil's currency), we are comfortable taking a relatively defensive position in a Mexican beverage company (FEMSA), which should experience little operational impact from the Brazilian devaluation.

World Bond Markets

1998 was a tumultuous, though profitable year for world bond markets, which posted a gain of 15.3%, largely due to a low inflation, slowing growth environment. A "flight to quality" theme was evident throughout the year as the emerging market crisis claimed another victim in Russia and threatened to drag Brazil down with it; the near collapse of a hedge fund prompted the evaporation of liquidity in all but the most liquid bond markets. Conditions in foreign exchange markets in the second half of the year were the most turbulent in the history of floating exchange rates. In Japan, bond yields fell to the lowest level of any major market in centuries. In Europe, preparations were completed for the single European currency, the euro, which was born on January 1, 1999. To finish a remarkable year, the President of the United States was impeached by Congress, even as the stock market reached new highs. In this turbulent environment, an emphasis on high-quality government bonds, such as U.S. Treasuries, boosted Fund performance.

As the year began, market participants and central bankers alike were openly speculating on the impact of the Asian crisis on the developed economies. Yet consumer spending continued to accelerate even as falling exports to Asia were depressing manufacturing activity, a trend that was to continue throughout the year. Falling Asian demand pushed down commodity prices and intensified deflationary pressures, giving a boost to bond prices. Throughout the year, we increased U.S. bond weightings, as well as the average maturity of those holdings, expecting that growth and inflation would continue to slow and that the Federal Reserve would cut interest rates in response.

During the second quarter, the Japanese economy stumbled once more as the latest in a series of government spending initiatives did little to stimulate

                          Van Eck Global Balanced Fund
--------------------------------------------------------------------------------

growth. The yen fell sharply against the dollar and the German mark, prompting fears that China and/or Hong Kong would be forced to devalue their currencies in order to regain the competitiveness they had lost to Japan and the rest of Asia. This fear overshadowed the successful restructuring of Korea's debt, and led to further capital flight out of emerging markets and into the developed bond markets. This proved deadly for the Russian federation, which defaulted on its domestic government debt obligations and then devalued its currency, producing widespread losses among leveraged investors, including investment banks and hedge funds. These events precipitated a still larger "flight to quality" as investors rushed to buy U.S. Treasuries, German bonds and UK gilts. As losses increased, liquidity decreased and the Federal Reserve announced a widely anticipated cut in interest rates at the end of September in a move that was seen as a direct reaction to the global turmoil in financial markets.

Two further interest-rate cuts followed in October and November. The liquidation of leveraged positions (hedge funds and other leveraged investors were forced to sell corporate bonds to meet margin calls) also had a large impact on the foreign exchange markets, sending the dollar tumbling to its lowest levels in more than a year. The dollar fell nearly 10% in one day against the Japanese yen, the largest move during the era of floating exchange rates that began in 1973. For the first half of the year, the Fund benefited from having minimal exposure to yen assets. As the yen registered its remarkable turnaround during the third quarter, our underweight position in Japanese yen (for both the equity and bond portfolios) hurt performance. The negative currency impact, however, was recaptured when our significant underweighting of Japanese bonds (JGBs) helped us to avoid the pain felt when yields rose at the end of the year.

By May 1998, it became apparent that eleven countries would join together to form the European Monetary Union in 1999. Bond yields and interest rates in Europe continued to converge during the year, although during the volatile market conditions that followed the Russian default, yields on Italian and Spanish bonds rose to their widest levels for more than a year. We grasped this last opportunity to "play the convergence game," increasing exposure to both markets, which rallied strongly in the fourth quarter as global market conditions settled down. The EMU countries cut short-term interest rates to 3.0% in December as growth slowed, and inflation fell below 1.0%. Elsewhere in Europe, UK government bonds, which we had consistently overweighted throughout the year, performed strongly, as growth slowed sharply and the Bank of England cut interest rates several times.

The Outlook

With only 57% of the total portfolio in equities, we maintain a relatively defensive investment posture at the beginning of the new year. Regarding equities, our current investment outlook is focused on managing expectations. We acknowledge that Europe has some of the best growth prospects for 1999. However, with some earnings growth estimates at an inflated 12%-14% growth, we feel there is potential for European companies to disappoint investors in the first half of next year. Accordingly, the portfolio's UK and European exposure is primarily focused on defensive companies with more predictable earnings streams. The U.S. remains a significant weighting for us as low interest rates and inflation, along with a favorable supply/demand outlook, should offset the fairly flat earnings prospects.

The portfolio's other significant exposure is in Japanese equities. Here too, we are focusing on expectations. The bad news is that the Japanese government will most likely fail to deliver on this year's announced fiscal stimulus packages and bank rescue plans. The good news is that no one is expecting them to do so, and equally important, the Nikkei does not appear to have already priced in any kind of significant economic recovery. What the Japanese equity market does offer is: 1) the potential to outperform if the government recognizes the severity of the problems facing the Japanese economy and delivers most of what they promised and 2) low correlation to global markets (i.e., Japan is a relatively good hedge on any potential correction in global markets due to a Brazilian devaluation or from Western growth estimates being significantly reduced).

Overall, the low inflation, slowing growth environment for global bond markets should remain positive going forward. At this time, emerging markets are once again a major focus for all investors following the decision by the Brazilian government to devalue the real. If the government takes steps to meaningfully reduce a large fiscal deficit, conditions may stabilize and the crisis will be contained to that country. Failing such action, the currency may fall sharply, prompting a new round of contagion and leading to a further "flight to quality" into developed bond markets.

In Japan, the large increases in government spending and near-zero interest rates have failed to produce a sustainable economic recovery. It seems increasingly likely that the Bank of Japan will engage in monetization (i.e., print money) to stimulate growth. Such a move will drive down interest rates. In Europe, inflation in the European Monetary Union economies is likely to fall further. With high unemployment in the EMU block, the European Central Bank is likely to cut short-term interest rates further, prompting further

                          Van Eck Global Balanced Fund
--------------------------------------------------------------------------------

bond rallies. In the U.S., even if economic growth holds up in the face of weaker growth elsewhere, falling commodity prices and still uncertain conditions in some emerging economies should benefit the bond market.

We appreciate your participation in the Global Balanced Fund and look forward to helping you meet your investment goals in the future.


[PHOTO]                          [PHOTO]                  [PHOTO]
Anne M. Tatlock                  Steven J. Miller         Anthony S. Gould

/s/ Anne M. Tatlock              /s/ Steven J. Miller     /s/ Anthony S. Gould
Global Strategist                Global Equity            Global Bond
                                 Manager                  Manager
January 27, 1999


* The Fund ranked sixth among 23 funds for the 5-year period ended 12/31/98, and fifth among 23 funds since its inception on 12/20/93.

All stock market returns are Morgan Stanley Capital International (MSCI) Indices, measured in U.S. dollar terms, and reflect the reinvestment of net dividends (or gross, if net unavailable).


--------------------------------------------------------------------------------
Performance Record as of 12/31/98
--------------------------------------------------------------------------------
Average Annual                          After Maximum    Before Sales
Total Return                             Sales Charge+    Charge
--------------------------------------------------------------------------------
A shares--Life (since 12/20/93)             10.3%           11.4%
--------------------------------------------------------------------------------
5 years                                     10.4%           11.5%
--------------------------------------------------------------------------------
1 year                                      14.9%           20.7%
--------------------------------------------------------------------------------
B shares--Life (since 12/20/93)             10.6%           10.7%
--------------------------------------------------------------------------------
5 years                                     10.5%           10.8%
--------------------------------------------------------------------------------
1 year                                      15.1%           20.1%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+ A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.00%


                             Geographical Weightings
                               December 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                        Cash/Equiv.                    0.7%
                        Other                          9.1%
                        France                         2.6%
                        Germany                        6.3%
                        Italy                          7.6%
                        Japan                          7.9%
                        Netherlands                    2.1%
                        Sweden                         2.4%
                        United Kingdom                 8.6%
                        United States                 52.7%

                          Van Eck Global Balanced Fund
            Representative Equity Holdings as of December 31, 1998*
--------------------------------------------------------------------------------

Bank of Ireland
(Ireland, 0.9%)

Bank of Ireland is Ireland's largest bank. The bank has remained one of our core positions as it continues to provide excellent exposure to Europe's strongest economy. Ireland continues to experience rapid growth driven mainly by large amounts of foreign direct investment. Foreign investors are attracted to Ireland for its low tax rates and its young, well-educated work force. As our outlook for the Irish economy remains very positive, we expect strong profit growth and high returns on equity to continue.

MCI WorldCom, Inc.
(U.S., 0.5%)

MCI WorldCom (formed from the September 1998 merger of WorldCom and MCI) is a global telecommunications company with established operations in over 50 countries encompassing Europe, the Asia-Pacific regions and the Americas. The company is a premier provider of local, long distance, international and Internet services. MCI WorldCom will be the first local-to-global company capable of delivering advanced voice and data communications services entirely over its own facilities and networks worldwide. Most of MCI WorldCom's revenues come from business customers. Despite its large size, MCI WorldCom should remain an aggressive growth company via future acquisitions, and by virtue of its strong position in business data transmission and the Internet.

Merck & Co., Inc.
(U.S., 1.8%)

Merck & Co. is the nation's leading pharmaceuticals producer and one of the world's top three drug companies. Merck develops products for both humans and animals. More than one-third of the company's sales come from drugs designed to treat high cholesterol, hypertension and heart failure. Merck's Zocor and Mevacor control 40% of the world market for anti-cholesterol medications. Merck also makes Vasotec, the top selling drug for combating high blood pressure, as well as promising new drugs such as Crixivan for treating AIDS. We think the company can register annual earnings growth improvement over the next few years of 12-15% supporting continued share price strength going forward.

Nokia Oyj
(Finland, 0.4%)

Nokia is a global leader in the manufacturing and development of wireless telecommunications equipment. We expect the company to continue to grow revenue and earnings at a rapid rate well into the next century. The main driver of growth for Nokia will be the expected continued explosive growth in the use of wireless technology. Wireless growth should lead to increased demand for both Nokia's cellular phones and cellular infrastructure equipment. We also believe that Nokia will grow more rapidly than the overall wireless market as its product offering strength will drive further market share gains.

Novartis AG
(Switzerland, 0.7%)

Novartis, the largest pharmaceutical company in Europe by market cap, generated 56% of its revenues from healthcare, 26% from agri-business and 18% from consumer health in 1998. The company is in a position to deliver earnings growth faster than the European industry average over the next three to five years based on a solid portfolio of high growth pharmaceutical products combined with two new products to be launched by the end of 1999. The company remains cautious in its agri-business, which is one of the largest players globally, but upbeat about a turnaround in its consumer health segment. The company has approximately $14 billion in cash, supporting future earnings enhancing acquisitions. Novartis is expected to list on a U.S. stock exchange by year end, increasing the attractiveness of the stock to U.S. shareholders.

NTT Mobile Communications Network, Inc.
(NTT DoCoMo)
(Japan, 0.6%)

NTT DoCoMo is the world's largest single-market provider of cellular services with a customer base of more than 20 million subscribers that provides the company with stable growth in cash flow. Despite Japan's economic problems, subscriber growth continues to be strong and pricing is relatively stable. Earnings growth is expected to average greater than 10% over the next five years. The stock's size, earnings stability, and growth prospects should continue to support the valuation in an otherwise difficult marketplace.


----------
*    Portfolio is subject to change.

                          Van Eck Global Balanced Fund
--------------------------------------------------------------------------------

                     Van Eck Global Balanced Fund (Class A)
                            vs. Global Balanced Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]

                            Global Balanced Fund -
                           Class A (with sales charge)     Global Balanced Index
12/20/93                            $ 9,520                              $10,000
3/94                                $ 9,201                              $10,043
6/94                                $ 9,171                              $10,251
9/94                                $ 9,451                              $10,434
12/94                               $ 9,149                              $10,409
3/95                                $ 9,462                              $11,154
6/95                                $10,037                              $11,679
9/95                                $10,351                              $12,018
12/95                               $10,548                              $12,504
3/96                                $10,732                              $12,713
6/96                                $10,998                              $12,955
9/96                                $11,214                              $13,207
12/96                               $11,844                              $13,697
3/97                                $11,833                              $13,494
6/97                                $13,273                              $14,862
9/97                                $13,767                              $15,208
12/97                               $13,594                              $15,008
3/98                                $15,139                              $16,325
6/98                                $15,638                              $16,656
9/98                                $14,612                              $15,987
12/98                               $16,401                              $18,207


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98(1)       1 Year 5 Years  Since Inception(1)
--------------------------------------------------------------------------------
VE Global Balanced Fund-A (w/o sales charge)    20.7%   11.5%       11.4%
--------------------------------------------------------------------------------
VE Global Balanced Fund-A (w/ sales charge)(2)  14.9%   10.4%       10.3%
--------------------------------------------------------------------------------
Global Balanced Index4                          21.3%   12.7%       12.7%
--------------------------------------------------------------------------------



                     Van Eck Global Balanced Fund (Class B)
                            vs. Global Balanced Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]

                             Global Balanced Fund -
                          Class B (with sales charge)      Global Balanced Index

12/20/93                            $10,000                              $10,000
3/94                                $ 9,654                              $10,043
6/94                                $ 9,591                              $10,251
9/94                                $ 9,864                              $10,434
12/94                               $ 9,516                              $10,409
3/95                                $ 9,833                              $11,154
6/95                                $10,424                              $11,679
9/95                                $10,741                              $12,018
12/95                               $10,899                              $12,504
3/96                                $10,069                              $12,713
6/96                                $11,323                              $12,955
9/96                                $11,524                              $13,207
12/96                               $12,152                              $13,697
3/97                                $12,128                              $13,494
6/97                                $13,590                              $14,862
9/97                                $14,074                              $15,208
12/97                               $13,885                              $15,008
3/98                                $15,447                              $16,325
6/98                                $15,932                              $16,656
9/98                                $14,879                              $15,987
12/98                               $16,571                              $18,207


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98        1 Year   5 Years  Since Inception(1)
--------------------------------------------------------------------------------
VE Global Balanced Fund-B (w/o sales charge)  20.1%   10.8%          10.7%
--------------------------------------------------------------------------------
VE Global Balanced Fund-B (w/ sales charge(3) 15.1%   10.5%          10.6%
--------------------------------------------------------------------------------
Global Balanced Index4                        21.3%   12.7%          12.7%
--------------------------------------------------------------------------------


These graphs compare an initial $10,000 investment in the Van Eck Global Balanced Fund (Classes A and B) made at its inception with a similar investment in a Global Balanced Index.

(1) Inception date for the Van Eck Global Balanced Fund was 12/20/93 (Classes A and B). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 4.75%.

(3)  Applicable contingent deferred sales charge taken into account.

(4) The Global Balanced Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

The Global Balanced Index is a composite index made up of 60% Morgan Stanley Capital International World Stock Index (with net dividends reinvested) and 40% Salomon Smith Barney World Government Bond Index, rebalanced monthly.

Returns for the Van Eck Global Balanced Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

We will no longer compare the Fund to the S&P 500 Index since the S&P 500 is not a balanced index. A $10,000 investment in the S&P 500 Index in 1998 would have grown to $12,852 by 12/31/98 versus the same investment in the Fund, which would have grown to the following amounts by year end: $11,489 (A shares, after maximum sales charge) and $11,507 (B shares, after maximum contingent deferred sales charge).

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         Van Eck Global Hard Assets Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

Hard assets endured an exceptionally difficult year in 1998 as global economic conditions, oversupplied commodity markets, and trying real estate finance markets all conspired to pull hard asset prices lower. As was true in the general equity markets, value investments provided little support despite relative valuations (prices in terms of underlying fundamentals) that were at 30-year lows in some sectors. In this environment, the Global Hard Assets Fund had a total return of -32.3%, erasing some of the strong positive returns from the previous three years. We are certainly disappointed with 1998 results. However, looking forward, the seeds of favorable conditions in hard assets are being sown and value is exceptional. We believe the multiple shocks that resulted in difficult conditions are priced into current valuations. As we go forward, we see multiple opportunities in cheap and underowned hard asset stocks. We expect that these contrarian opportunities will be recognized by the marketplace in time.

Review

Almost every hard asset market declined during 1998. The confluence of events that led to these declines has not been seen in decades. In fact, policymakers called last year's world financial crisis the worst in 50 years. Among the key events of this scenario were country debt defaults in the emerging markets (notably in Russia and Latin America), disastrous hedge fund performance that rocked the financial markets, legislative changes that negatively impacted the valuation and structure of real estate securities and the warmest year in decades (or centuries, in fact), which affected energy prices. Even presidential impeachment was thrown into the mix toward the end of the year.

The most significant factor behind the decline in hard assets was the difficult economic conditions that prevailed throughout the year. Markets witnessed an economic earthquake caused by massive credit creation over a multi-year period. This credit creation eventually led to overcapacity and a large debt burden and what economists have called deflationary conditions. More practically, 1997 saw the beginnings of the Asian economic crisis that spread geographically in 1998 to other developing markets such as Russia and Latin America, and affected developed markets such as U.S. markets during the third quarter. In addition, European economies finished the year with downward momentum. The net result was a slowdown in global growth from the 3.7% rate the global economy enjoyed in 1997 to a significantly slower 1.8% rate in 1998. Many markets were affected by this slowdown, but commodity markets and the manufacturing sectors were especially hard hit as industrial production slowed throughout the world.

However, central bankers and politicians recognized this slowdown and started easing monetary policy dramatically in the fourth quarter, which should be positive for hard assets.

Commodities and Resource Equities

The significant slowdown in global growth negatively impacted commodity prices, in turn curtailing earnings and the values of hard asset producers. In addition to this "demand shock," other factors affected demand, including the warmest year in decades. In fact, according to the National Oceanic and Atmosphere Administration, 1998 was the warmest year in the Northern Hemisphere in the last 1,200 years. This reduced the demand for oil and other energy products and helped cause the 33% decline in oil prices to the lowest prices in real terms since 1986. This decline in demand, combined with a significant build-up in supply in the last several years, led to a drop of 35%, the largest decline in commodity prices recorded by the Goldman Sachs Commodity Index. This negatively impacted earnings of all commodity producers and share prices fell as a result.

The worst damage occurred in the oil service sector, where share prices declined over 40%. In addition, exploration shares declined approximately 35%. (In Canada, where the Fund held a number of these companies, currency weakness further exacerbated the situation.) Unfortunately, the Fund had significant weightings in both sectors as we took the view that equity multiples of these companies were trading at huge discounts relative to history and that these stocks represented value investments. Instead, earnings projections were continuously lowered as the oil price continued down its path to $10 per barrel. We did not foresee these prices and held on to investments too long. In other commodity markets, industrial metals prices declined 20% while shares of metals producers declined nearly 30%. The Fund avoided the carnage in these markets by keeping allocations low.

It appears to us that commodity markets have priced in the difficult economic conditions that exist in the world and the surprise of 1999 could be that commodity markets perform well. Asian economies appear to be beginning the recovery process and economic growth continues to surprise on the upside here in the U.S. In addition, valuations on commodity companies are cheap with relative price/sales ratios at 30-year lows. Little buying is necessary to move these companies significantly higher. We expect more consolidation activity in coming years and think this will buoy the sector, particularly over the long term. One of our

                         Van Eck Global Hard Assets Fund
--------------------------------------------------------------------------------


favorite groups is the forest products group, which should benefit from improving supply/demand balances and the minimal capital spending in recent years. These markets will be choppy, but we believe opportunities are exceptional.

Gold

Gold, the best performing major hard asset in 1998, ended the year unchanged while gold shares fell 12%. An average 10% weighting to gold during the year helped Fund performance, although a higher weighting would have been in order given relative performance in 1998. Perceptions of gold bounced throughout the year between negative and positive influences. Negative influences included reduced demand from Asia, concerns of gold sales by European central banks, and low inflation. Positive influences included potential reflation and gold's role as a safe-haven asset in times of turmoil.

We are becoming more positive on gold and believe the metal is likely to trade in a higher range, surpassing 1998's high of $315. First, gold is cheap. At its August lows, gold was at the lowest prices in real terms since 1973. In real terms, gold is back to levels existing in the 1950s-1960s when paper currencies and the global economy were relatively sound. Second, we are concerned that the dollar may come under additional pressure as it faces what appears to be a strong euro, a large current account deficit and less attractive interest rate differentials. The dollar is already significantly below its highs. Generally, the dollar and gold move inversely. Third, the significant global monetary easing we saw in the fourth quarter is likely to continue and is sowing the seeds of reflation and possible renewed investment interest in gold. Our strategy is to keep assets in both bullion and high-quality shares. Bullion represents a defensive allocation while the shares represent the traditional leveraged play on bullion.

Real Estate

Despite a benign interest rate environment, healthy underlying fundamentals, and attractive yields, real estate securities declined 17% in 1998. Real estate was the largest weighting in the Fund during much of the year, averaging over 30%, and thus, the decline was a significant contributor to negative performance. At the beginning of the year, our assumptions had been for healthy cash flow growth in the low teens and stable multiples. While cash flow growth came in as expected, multiples declined nearly 30%. This significant multiple contraction arose primarily from concern over property values and overbuilding during the first half of the year, and lack of financing and slower demand in the second half of the year.

We remain positive on real estate going into the new year as acquisition prices have come down, new supply has slowed and demand has remained strong. Multiples on real estate securities are exceptionally low by historical standards, and the stocks are trading at or below their underlying real estate value. With cash flow growth of approximately 10%, yields of 7%, and a relatively constant multiple, the group should produce attractive returns in 1999.

The Outlook

Global monetary easing should be positive for hard assets. The fourth quarter of 1998 saw approximately 75 interest rate cuts by more than 37 central banks. These extensive rate cuts, which we believe will continue during 1999, are sowing the seeds for eventual reflation, a very positive development for hard assets. In the meantime, hard asset markets have to continue to battle against the forces of deflation and overcapacity that dogged them this year. We think that reflationary forces will dominate this battle in the long term, but that deflationary influences may hold sway in the short-term. On a selective basis, as discussed above, we expect certain hard asset sectors to offer investment opportunities during the first half of the year.

We appreciate your participation in the Global Hard Assets Fund and look forward to helping you meet your investment goals in the future.



[PHOTO]               [PHOTO]                   [PHOTO]
John C. van Eck       Derek S. van Eck          Kevin L. Reid


/s/ John C. van Eck   /s/ Derek S. van Eck      /s/ Kevin L. Reid
Chairman              Co-Portfolio              Co-Portfolio
                      Manager                   Manager


January 27, 1999

                        Van Eck Global Hard Assets Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Performance Record as of 12/31/98
--------------------------------------------------------------------------------
Average Annual                            After Maximum    Before Sales
Total Return                              Sales Charge*       Charge
--------------------------------------------------------------------------------
A shares--Life (since 11/2/94)                  6.0%             7.3%
--------------------------------------------------------------------------------
1 year                                       (35.5)%          (32.3)%
--------------------------------------------------------------------------------
B shares--Life (since 4/24/96)                (3.0)%           (1.7)%
--------------------------------------------------------------------------------
1 year                                       (35.9)%          (32.6)%
--------------------------------------------------------------------------------
C shares--Life (since 11/2/94)                  7.1%             7.1%
--------------------------------------------------------------------------------
1 year                                       (33.2)%          (32.5)%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.0%
  C shares: 1% redemption charge, 1st year


                    [THE FOLLOWING TABLES WERE REPRESENTED AS
                      PIE CHARTS IN THE PRINTED MATERIAL.]


                            Geographical Weightings+
                               December 31, 1998

                          Cash/Equiv                    8.9%
                          Austrialia                    5.1%
                          Canada                       22.6%
                          United Kingdom                1.0%
                          South Africa                  1.6%
                          Russia                        2.0%
                          Italy                         1.4%
                          France                        2.4%
                          United States                55.0%



                               Sector Weightings+
                                December 31, 1998



                          Cash/Equiv                   8.9%
                          Energy                      23.4%
                          Industrial Metals            8.4%
                          Precious Metals             20.3%
                          Forest Products and Paper    8.6%
                          Real Estate                 30.4%


+    Weightings take "short" positions into account.
     (See "Schedule of Portfolio Investments" p. 33)

                         Van Eck Global Hard Assets Fund
                Top Ten Equity Holdings as of December 31, 1998*
--------------------------------------------------------------------------------

Barrick Gold Corporation
(Canada, 3.5%)

Barrick Gold explores for and produces gold. The company operates four mines in North and South America.

Aluminum Company of America (Alcoa Inc.)
(U.S., 3.3%)

Alcoa is an integrated aluminum company. The company produces aluminum and alumina. It is involved in mining, refining, smelting, fabricating and recycling. Alcoa serves customers worldwide in the packaging, automotive, aerospace, construction and other markets with a variety of fabricated and finished projects.


Plum Creek Timber Company, L.P.
(U.S., 3.0%)

Plum Creek Timber is an integrated forest products company. The company's timberlands and mills are located in the Pacific Northwest and the southeast and northeast United States.


TrizecHahn Corporation
(Canada, 2.2%)

TrizecHahn is a real estate development and operating company. The company, through its wholly owned subsidiaries, acquires, develops, manages and owns income-producing commercial real estate comprised primarily of office buildings in the United States and Canada.


Pasminco Limited
(Australia, 2.2%)

Pasminco's activities include exploration and integrated mining, smelting and marketing to produce zinc and lead concentrates, and zinc, lead and silver metals together with a variety of alloys and byproducts. The company's smelting operations include Cockle Creek, Port Pirie and ARA. Pasminco operations are located in Australia, Europe and Asia.


Exxon Corporation
(U.S., 2.1%)

Exxon explores for and produces crude oil and natural gas, manufactures petroleum products, and transports and sells crude oil, natural gas, and petroleum products. The company also manufactures and markets basic petro-chemicals, including olefins and aromatics, as well as supplying specialty rubbers and additives for fuels and lubricants.


Cornerstone Properties, Inc.
(U.S., 2.1%)

Cornerstone Properties is a self-advised equity real estate investment trust. The company invests in Class A office properties in prime central business district locations and major suburban office markets in the United States.


Stillwater Mining Company
(U.S., 2.1%)

Stillwater Mining explores for, develops, extracts, processes and refines platinum, palladium and associated metals from the J-M Reef, located in Stillwater and Sweet Grass Counties, Montana. The company's current mining operations consist of the Stillwater Mine, an underground mine located in Nye, Montana.


Cadillac Fairview Corporation
(Canada, 2.1%)

Cadillac Fairview owns, manages and develops commercial real estate in North America, focusing on high quality retail centers in Canada and the United States. The company also focuses on office properties in major Canadian cities. Cadillac owns interests in or manages 92 properties amounting to approximately 48 million square feet.


Khanty Mansiysk Oil Corporation (KMOC)
(Russia, 2.0%)

KMOC, formerly Ural Petroleum Corp., is a U.S.- registered, privately-held oil exploration and production company focused exclusively on the Western Siberian region of the Russian Federation. Through controlled subsidiaries, KMOC holds production licenses in eleven fields to total proven, probable and possible reserves estimated to be in excess of 2 billion barrels.


----------
*    Portfolio is subject to change.

                        Van Eck Global Hard Assets Fund
--------------------------------------------------------------------------------


                    Van Eck Global Hard Assets Fund (Class A)
                         vs. Ibbotson Hard Assets Index


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]


                         Global Hard Assets Fund -
                        Class A (with sales charge)   Ibbotson Hard Assets Index

11/2/94                             $ 9,520                              $10,000
12/94                               $ 9,416                              $ 9,720
3/95                                $ 9,936                              $ 9,880
6/95                                $10,416                              $10,120
9/95                                $10,776                              $10,446
12/95                               $11,307                              $10,689
3/96                                $12,662                              $11,457
6/96                                $13,593                              $11,288
9/96                                $14,276                              $11,315
12/96                               $16,464                              $11,994
3/97                                $16,487                              $11,730
6/97                                $17,857                              $12,106
9/97                                $21,275                              $12,805
12/97                               $18,817                              $10,759
3/98                                $18,356                              $11,304
6/98                                $15,952                              $10,373
9/98                                $12,798                              $ 9,941
12/98                               $12,749                              $ 9,563


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98                1 Year    Since Inception(1)
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-A (w/o sales charge)     (32.3)%        7.3%
-------------------------------------------------------------------------------
VE Global Hard Assets Fund-A (w/ sales charge)(2)   (35.5)%        6.0%
--------------------------------------------------------------------------------
Ibbotson Hard Assets Index(4)                       (11.1)%       (1.1)%
--------------------------------------------------------------------------------


                    Van Eck Global Hard Assets Fund (Class B)
                         vs. Ibbotson Hard Assets Index


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]


                        Global Hard Assets Fund -
                        Class B (with sales charge)   Ibbotson Hard Assets Index

4/24/96                             $10,000                              $10,000
9/96                                $10,825                              $ 9,637
12/96                               $12,455                              $10,216
3/97                                $12,455                              $ 9,991
6/97                                $13,477                              $10,312
9/97                                $16,037                              $10,906
12/97                               $14,164                              $ 9,164
3/98                                $13,801                              $ 9,628
6/98                                $11,976                              $ 8,835
9/98                                $ 9,599                              $ 8,467
12/98                               $ 9,171                              $ 8,145


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98                1 Year    Since Inception(1)
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-B (w/o sales charge)     (32.6)%       (1.7)%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-B  (w/ sales charge)(3)  (35.9)%       (3.0)%
--------------------------------------------------------------------------------
Ibbotson Hard Assets Index(4)                       (11.1)%       (7.4)%
--------------------------------------------------------------------------------


                    Van Eck Global Hard Assets Fund (Class C)
                         vs. Ibbotson Hard Assets Index


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]


                        Global Hard Assets Fund -
                        Class C (with sales charge)   Ibbotson Hard Assets Index

11/2/94                             $10,000                              $10,000
12/94                               $ 9,885                              $ 9,720
3/95                                $10,420                              $ 9,880
6/95                                $10,914                              $10,120
9/95                                $11,292                              $10,446
12/95                               $11,954                              $10,689
3/96                                $13,387                              $11,457
6/96                                $14,365                              $11,288
9/96                                $15,092                              $11,315
12/96                               $17,354                              $11,994
3/97                                $17,354                              $11,730
6/97                                $18,776                              $12,106
9/97                                $22,338                              $12,805
12/97                               $19,733                              $10,759
3/98                                $19,228                              $11,304
6/98                                $16,692                              $10,373
9/98                                $13,376                              $ 9,941
12/98                               $13,313                              $ 9,563


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98               1 Year     Since Inception(1)
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-C (w/o sales charge)    (32.5)%           7.1%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-C (w/ sales charge)(3)  (33.2)%           7.1%
--------------------------------------------------------------------------------
Ibbotson Hard Assets Index(4)                      (11.1)%          (1.1)%
--------------------------------------------------------------------------------


These graphs compare an initial $10,000 investment in the Van Eck Global Hard Assets Fund (Classes A, B and C) made at its inception with a similar investment in the Ibbotson Hard Assets Index.

(1)  Inception date for the Van Eck Global Hard Assets Fund was 11/2/94 (Class
     A), 4/24/96 (Class B), and 11/2/94 (Class C). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 4.75%.

(3)  Applicable contingent deferred sales charge taken into account.

(4) The Ibbotson Hard Assets Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

Returns for the Van Eck Global Hard Assets Fund (Classes A, B and C) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

We will no longer compare the Fund to the S&P 500 Index since the S&P 500 is not a hard assets index. A $10,000 investment in the S&P 500 Index in 1998 would have grown to $12,852 by 12/31/98 versus the same investment in the Fund, which would have declined to the following amounts by year end: $6,455 (A shares, after maximum sales charge), $6,407 (B shares, after maximum contingent deferred sales charge), and $6,680 (C shares, after first year redemption fee).

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      This page intentionally left blank.

                          Van Eck Gold/Resources Fund
--------------------------------------------------------------------------------


Dear Fellow Shareholder:

The year 1998 saw a continuation of the record eight-year bull market in stocks as well as what we believe to be the secular bottom of the long bear market in gold (and gold-mining shares) that began in 1980 at $850 an ounce. The price of gold closed the year at $288.10 an ounce, compared to $289.20 an ounce at the end of 1997. It twice made lows of approximately $275 an ounce, once in January and again at the end of August. This was due largely to a dramatic rise in distress sales from East Asia, a slower inflation psychology, and exaggerated fears of Russian central bank sales when Russia defaulted on its debts in August. In real terms, gold's price is back to levels existing in the 1950s-1960s when paper currencies and the global economy were relatively sound.

The most significant development last year in the gold market, in our opinion, was an increase in the demand for gold as an investment. There was a growing appreciation of the value of gold in helping to diversify investment portfolios. World investment demand was estimated by Gold Fields Mineral Services Ltd. to have risen over three-fold last year over the previous year. Sales of U.S. Eagle gold coins more than doubled in 1998 over 1997 and were at record levels. During the market turmoil last summer, when the Dow Jones Industrial Average fell approximately 20%, the prices of gold and gold-mining shares rose sharply and were proven a safe haven. Fears over the potential chaos that could be caused by the millennium computer bug has been and is another factor in the growing investment demand for gold. There is simply not enough time left to correct all the billions of lines of computer codes worldwide that could be harboring so-called "millennium bombs" (the inability of computer systems to distinguish between the present and the next century).

Commodity prices suffered major losses in 1998 as global aggregate demand weakened. The CRB Commodity Index fell 26%, from a high of 255 in 1997 to 188 in December 1998, a 21-year low. However, gold performed relatively better, and the ratio of gold to the CRB Index rose from 1.2 in December 1997 to 1.5 a year later. Gold, of course, is more than just another commodity. Historically, and to many people in the world today, it is real money as well as a cash reserve monetary asset or store of value in times of international monetary disorder. It does not carry a default risk.

Your Fund's net asset value per share was volatile last year. Its net asset value high was $4.26 per share in April and its bottom was $2.24 per share in August. The Fund had a negative return of 12.4%, compared to a negative 10.9% average return among gold funds for the year, according to Lipper.

Gold-Mining Shares

The flat year-on-year gold price translated into generally subdued performance for gold-mining shares. However, superior gains were achieved by a number of companies as a result of new discoveries or acquisitions. In order to cope with the low gold prices, companies have been reducing operating costs and shutting down high cost operations. Industrywide operating costs were down approximately 18% year-on-year, enabling the stronger producers to post positive earnings. Gold/Resources entered 1998 with a defensive investment posture brought on by the two-year decline in the gold price that culminated with an 18-year low on January 12, 1998. The lackluster performance of the gold shares in 1998 provided opportunities to add to existing positions and bring new companies into the Fund that have the potential to grow their low-cost ounce production. The Fund is now favorably positioned to take advantage of upward moves in the gold price.

In 1998, the Australian producers led the other regions with a gain of 2.3%, as measured by the Australian Stock Exchange Gold and Silver Index (in U.S. dollar terms). The gains in Australia are due in part to a strong Aussie dollar gold price that enabled the companies to exceed profit expectations. Additionally, Delta Gold (up 44%) and Acacia (up 62%) made significant new discoveries in and around the Sunrise Dam operation in Western Australia. We anticipate that these discoveries, named Wallaby and Cleo, respectively, will provide additional upside, as the limits to the gold mineralization have yet to be determined. Also, Gold/Resources took a position in Newcrest Mining, which has achieved a successful start-up of the Cadia Hill mine. The Newcrest shares have gained 8.9% since our purchase. These companies, along with Normandy, Lihir Gold, and Sons of Gwalia, form the core of our Aussie position, which totaled 20.4% of the Fund as of December 31, 1998.

North American shares, as measured by the Toronto Stock Exchange Gold Index and the Philadelphia Gold and Silver Index (XAU), declined 13.7% and 12.4%, respectively. The decline in 1998 reflects disaffection on the part of many of the general equity funds towards gold, which has not offered the glitzy returns found in other sectors. Nonetheless, there was ample excitement in the gold shares and several of the best performers were among the largest holdings in Gold/Resources. Meridian Gold, with the discovery of a bonanza vein at their El Penon project in Chile, was up 110% in 1998. In December, Placer Dome acquired Getchell Gold at a 116% premium to market, sending the Getchell shares to a 13.5% gain for the year. The Fund also established a significant position in Euro-Nevada, a royalty and operating company that owns the Ken Snyder Mine in

                          Van Eck Gold/Resources Fund
--------------------------------------------------------------------------------

Nevada, which will be the lowest cost gold producer in North America. Euro-Nevada has gained 21.2% since the shares were acquired. Also new to the Fund is Goldcorp (up 68% since purchased), which received financing in January 1999 to develop the Red Lake Mine in Canada. In addition to these companies, Homestake, Barrick and Battle Mountain Gold make up the core of the North American holdings, which totaled 65.4% of the Fund at year end.

The Outlook

A. Investment Sentiment May Be Turning Positive

Beginning in 1996 when the average gold price was approximately $385 an ounce, net sales, loans, swaps and deposits of gold by mainly European central banks almost doubled, market sentiment turned negative and the price fell. This trend escalated in 1997 and leveled off in 1998. Then, after a meeting of the Governing Council of the European Central Bank on January 7, 1999, the President and Vice President announced that the Bank and the euro zone's national central banks, for the moment and for the foreseeable future, would not sell gold. This indicated to us that the pro-gold forces in Europe may have prevailed and that European central bank net sales will most likely not occur for a long period of time. Investors' confidence in gold should thus improve as their fears are removed.

B. Financial, Economic and Monetary Risks and Uncertainties Continue to Mount

1. The level of stock prices is growing more risky as it continues to rise and bullishness increases. Recent action by the Federal Reserve in cutting interest rates and market momentum supported the recent upward move. The Standard & Poor's 500 Index, up 28.6% in 1998 to another record high, is trading at a price- earnings multiple of more than 31, an historic high. Earnings forecasts may be reduced as time goes on. The fear that stock prices are too high, and could therefore snap, produces the risk that the U.S. could experience a serious downturn rather than a benign slowdown.

Eight years of booming stock and bond prices may have inevitably been accompanied by excessive speculation and financial risks. Bond market leverage has climbed sharply as total repos as a percentage of outstanding Treasury debt has risen from approximately 24% in 1995 to 45% at present. Security loans as a percentage of total bank loans have gone up from 2.75% in 1996 to 4.8% currently. The total value of derivatives has soared to over $82 trillion. The danger is a sharp unexpected move causing counterparty and other defaults. The potential default of Long-Term Capital Management last September was a warning of how easily havoc could have been wreaked on the entire U.S. financial system.

2. The risk is growing that a slowdown in U.S. growth from approximately 3.9% in 1998 to a forecast of approximately 1.5% in 1999 may lead to problems of excess capacity and an eventual recession. Declining inflationary expectations can eventually turn into rising deflationary expectations. There is a probability that private debt has already become excessive in a downturn. Since 1995, the growth of total U.S. debt as a percentage of GDP has grown 2% faster than the economy. In the second quarter of 1998, it grew 4% faster than the economy (Exhibit I). The Fed lowered interest rates last November to fight global deflation and to stimulate demand by encouraging businesses and households to go further into debt. We believe there is an eventual natural limit to this process. The experience in Japan shows that interest rates became so low in an accelerating deflationary environment that investors preferred absolute liquidity, cash over bonds, which Japan issued to finance increased deficit spending. Investors became afraid that interest rates would eventually rise.

3. The risks of further long-term U.S. dollar weakness and another dollar crisis may be rising. Since the 1950s, when the dollar became the world's primary reserve currency, it suffered several crises. From 1971 to its low in 1995, it fell approximately 63% in terms of the Deutschemark and 78% in terms of the yen. Then it rallied. From its high in August 1998 to the end of 1998, the dollar fell 23% in terms of the yen and 8% in terms of the Deutschemark (Exhibit II). In the beginning of 1999 the euro became the second key currency in the international monetary system overnight. It may well gain a substantial share from the dollar as a reserve currency and portfolio diversifier just as the external financial position of the United States is worsening.

--------------------------------------------------------------------------------
Exhibit I

                     Total Credit Market Debt as a % of GDP


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]


Name Code Currency      Total Credit Market Debt as a % of GDP

Q1  70                                148.90
Q2  70                                149.41
Q3  70                                149.25
Q4  70                                152.40
Q1  71                                147.81
Q2  71                                148.48
Q3  71                                149.52
Q4  71                                152.46
Q1  72                                149.85
Q2  72                                149.02
Q3  72                                149.56
Q4  72                                150.56
Q1  73                                148.99
Q2  73                                150.14
Q3  73                                151.85
Q4  73                                151.87
Q1  74                                153.12
Q2  74                                154.20
Q3  74                                155.50
Q4  74                                155.93
Q1  75                                156.35
Q2  75                                155.75
Q3  75                                153.25
Q4  75                                153.56
Q1  76                                151.33
Q2  76                                152.79
Q3  76                                153.93
Q4  76                                154.72
Q1  77                                153.84
Q2  77                                153.12
Q3  77                                153.77
Q4  77                                156.69
Q1  78                                157.87
Q2  78                                154.72
Q3  78                                155.72
Q4  78                                157.07
Q1  79                                157.40
Q2  79                                158.99
Q3  79                                160.19
Q4  79                                161.69
Q1  80                                161.56
Q2  80                                164.51
Q3  80                                164.93
Q4  80                                162.58
Q1  81                                159.11
Q2  81                                162.17
Q3  81                                162.08
Q4  81                                165.42
Q1  82                                168.22
Q2  82                                169.62
Q3  82                                172.39
Q4  82                                175.10
Q1  83                                175.36
Q2  83                                175.12
Q3  83                                175.83
Q4  83                                176.70
Q1  84                                175.69
Q2  84                                178.46
Q3  84                                181.48
Q4  84                                186.13
Q1  85                                187.72
Q2  85                                191.57
Q3  85                                194.16
Q4  85                                201.33
Q1  86                                201.96
Q2  86                                208.09
Q3  86                                212.36
Q4  86                                217.81
Q1  87                                219.03
Q2  87                                221.57
Q3  87                                223.15
Q4  87                                223.67
Q1  88                                224.84
Q2  88                                225.76
Q3  88                                226.34
Q4  88                                227.76
Q1  89                                227.84
Q2  89                                227.82
Q3  89                                228.53
Q4  89                                231.54
Q1  90                                230.64
Q2  90                                230.84
Q3  90                                233.28
Q4  90                                237.73
Q1  91                                237.88
Q2  91                                237.68
Q3  91                                238.24
Q4  91                                239.84
Q1  92                                237.85
Q2  92                                238.07
Q3  92                                238.96
Q4  92                                238.06
Q1  93                                237.86
Q2  93                                239.19
Q3  93                                241.17
Q4  93                                241.16
Q1  94                                241.41
Q2  94                                240.41
Q3  94                                241.46
Q4  94                                242.50
Q1  95                                243.57
Q2  95                                246.74
Q3  95                                247.55
Q4  95                                249.42
Q1  96                                249.93
Q2  96                                250.16
Q3  96                                251.99
Q4  96                                253.21
Q1  97                                252.03
Q2  97                                252.39
Q3  97                                253.27
Q4  97                                257.16
Q1  98                                258.56
Q2  98                                262.47
Q3  98                                265.05
Q4  98                                265.05

                                                            Source: DATASTREAM
--------------------------------------------------------------------------------

                          Van Eck Gold/Resources Fund
--------------------------------------------------------------------------------



The U.S. current account deficit has widened from $148 billion in 1996 to $166 billion in 1997 and a probable $240 billion in 1998. It also had a net capital outflow of about $60 billion in 1998. If the U.S. economy slows down and U.S. interest rates fall in relation to those in Japan and Europe, it may become more difficult to finance the U.S. current account deficit. If investors were suddenly to question the sustainability of this imbalance, the consequences for financial markets and the world economy could be alarming.

--------------------------------------------------------------------------------
Exhibit II

                  The U.S. Dollar Track Record (1969 - Present)
                               Four Major Declines


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]


Name Code Currency      US GERMAN MARKS TO US$      US JAPANESE YEN TO US$
1/69                            4.00                        358.20
Feb 28, 69                      4.02                        358.20
Mar 31, 69                      4.02                        358.20
Apr 30, 69                      4.01                        358.20
May 30, 69                      3.99                        357.45
Jun 30, 69                      4.00                        358.15
Jul 31, 69                      4.00                        358.15
Aug 29, 69                      3.99                        359.65
Sep 30, 69                      3.97                        359.80
Oct 31, 69                      3.74                        356.98
Nov 28, 69                      3.69                        356.80
Dec 31, 69                      3.69                        356.80
Jan 30, 70                      3.69                        357.68
Feb 27, 70                      3.69                        357.62
Mar 31, 70                      3.67                        357.48
Apr 30, 70                      3.64                        357.99
May 29, 70                      3.63                        358.75
Jun 30, 70                      3.63                        358.78
Jul 31, 70                      3.63                        359.29
Aug 31, 70                      3.63                        358.13
Sep 30, 70                      3.63                        357.86
Oct 30, 70                      3.63                        357.70
Nov 30, 70                      3.63                        357.61
Dec 31, 70                      3.60                        357.48
1/71                            3.64                        357.86
Feb 26, 71                      3.63                        357.33
Mar 31, 71                      3.63                        357.34
Apr 30, 71                      3.63                        357.35
May 31, 71                      3.60                        357.31
Jun 30, 71                      3.51                        357.35
Jul 30, 71                      3.48                        357.36
Aug 31, 71                      3.43                        345.90
Sep 30, 71                      3.36                        336.31
Oct 29, 71                      3.33                        329.97
Nov 30, 71                      3.33                        328.19
Dec 31, 71                      3.26                        321.14
Jan 31, 72                      3.23                        312.38
Feb 29, 72                      3.18                        304.78
Mar 31, 72                      3.17                        302.22
Apr 28, 72                      3.18                        303.28
May 31, 72                      3.18                        304.21
Jun 30, 72                      3.17                        300.21
Jul 31, 72                      3.16                        300.62
Aug 31, 72                      3.19                        301.03
Sep 29, 72                      3.19                        301.08
Oct 31, 72                      3.21                        300.89
Nov 30, 72                      3.20                        300.74
Dec 29, 72                      3.20                        301.13
1/73                            3.20                        301.55
Feb 28, 73                      3.15                        281.91
Mar 30, 73                      2.81                        261.48
Apr 30, 73                      2.84                        265.26
May 31, 73                      2.79                        264.44
Jun 29, 73                      2.58                        264.26
Jul 31, 73                      2.34                        264.27
Aug 31, 73                      2.42                        265.11
Sep 28, 73                      2.43                        265.41
Oct 31, 73                      2.41                        266.28
Nov 30, 73                      2.58                        278.29
Dec 31, 73                      2.66                        280.11
Jan 31, 74                      2.81                        297.51
Feb 28, 74                      2.71                        291.18
Mar 29, 74                      2.62                        281.79
Apr 30, 74                      2.52                        277.44
May 31, 74                      2.46                        278.78
Jun 28, 74                      2.52                        282.85
Jul 31, 74                      2.55                        290.64
Aug 30, 74                      2.62                        302.08
Sep 30, 74                      2.66                        299.13
Oct 31, 74                      2.59                        299.33
Nov 29, 74                      2.51                        299.97
Dec 31, 74                      2.45                        300.25
1/75                            2.36                        299.57
Feb 28, 75                      2.33                        291.60
Mar 31, 75                      2.32                        287.31
Apr 30, 75                      2.37                        291.96
May 30, 75                      2.35                        291.32
Jun 30, 75                      2.34                        293.34
Jul 31, 75                      2.47                        296.25
Aug 29, 75                      2.57                        297.91
Sep 30, 75                      2.62                        299.70
Oct 31, 75                      2.58                        302.27
Nov 28, 75                      2.59                        302.49
Dec 31, 75                      2.62                        305.53
Jan 30, 76                      2.60                        304.55
Feb 27, 76                      2.56                        301.53
Mar 31, 76                      2.56                        300.47
Apr 30, 76                      2.54                        299.01
May 31, 76                      2.56                        298.91
Jun 30, 76                      2.58                        299.12
Jul 30, 76                      2.57                        294.67
Aug 31, 76                      2.53                        290.81
Sep 30, 76                      2.49                        287.34
Oct 29, 76                      2.43                        291.04
Nov 30, 76                      2.41                        295.13
Dec 31, 76                      2.39                        294.62
1/77                            2.40                        290.88
Feb 28, 77                      2.40                        284.87
Mar 31, 77                      2.39                        280.45
Apr 29, 77                      2.37                        275.42
May 31, 77                      2.36                        277.37
Jun 30, 77                      2.35                        272.53
Jul 29, 77                      2.28                        264.81
Aug 31, 77                      2.32                        266.59
Sep 30, 77                      2.32                        266.85
Oct 31, 77                      2.28                        254.65
Nov 30, 77                      2.24                        244.73
Dec 30, 77                      2.15                        240.93
Jan 31, 78                      2.12                        240.92
Feb 28, 78                      2.08                        240.66
Mar 31, 78                      2.03                        231.79
Apr 28, 78                      2.04                        221.69
May 31, 78                      2.11                        226.04
Jun 30, 78                      2.08                        214.00
Jul 31, 78                      2.05                        200.08
Aug 31, 78                      1.99                        188.32
Sep 29, 78                      1.97                        189.94
Oct 31, 78                      1.84                        183.69
Nov 30, 78                      1.90                        191.73
Dec 29, 78                      1.88                        195.92
1/79                            1.85                        197.68
Feb 28, 79                      1.86                        200.45
Mar 30, 79                      1.86                        206.29
Apr 30, 79                      1.89                        216.06
May 31, 79                      1.91                        218.48
Jun 29, 79                      1.88                        218.44
Jul 31, 79                      1.82                        218.45
Aug 31, 79                      1.83                        217.76
Sep 28, 79                      1.80                        222.40
Oct 31, 79                      1.79                        230.00
Nov 30, 79                      1.77                        244.98
Dec 31, 79                      1.73                        239.95
Jan 31, 80                      1.72                        237.77
Feb 29, 80                      1.75                        244.10
Mar 31, 80                      1.85                        248.47
Apr 30, 80                      1.87                        249.15
May 30, 80                      1.79                        228.03
Jun 30, 80                      1.77                        217.99
Jul 31, 80                      1.75                        220.96
Aug 29, 80                      1.79                        223.91
Sep 30, 80                      1.79                        214.52
Oct 31, 80                      1.84                        209.18
Nov 28, 80                      1.92                        212.87
Dec 31, 80                      1.97                        209.35
1/81                            2.01                        202.05
Feb 27, 81                      2.15                        205.68
Mar 31, 81                      2.11                        208.97
Apr 30, 81                      2.16                        214.75
May 29, 81                      2.29                        220.62
Jun 30, 81                      2.38                        224.09
Jul 31, 81                      2.44                        231.91
Aug 31, 81                      2.50                        233.50
Sep 30, 81                      2.36                        229.38
Oct 30, 81                      2.25                        231.39
Nov 30, 81                      2.23                        223.13
Dec 31, 81                      2.26                        218.60
Jan 29, 82                      2.29                        224.53
Feb 26, 82                      2.37                        235.57
Mar 31, 82                      2.38                        241.04
Apr 30, 82                      2.39                        243.72
May 31, 82                      2.31                        236.69
Jun 30, 82                      2.43                        251.01
Jul 30, 82                      2.47                        254.83
Aug 31, 82                      2.48                        258.65
Sep 30, 82                      2.50                        262.78
Oct 29, 82                      2.53                        270.99
Nov 30, 82                      2.56                        264.51
Dec 31, 82                      2.42                        242.44
1/83                            2.39                        232.64
Feb 28, 83                      2.43                        235.86
Mar 31, 83                      2.41                        238.08
Apr 29, 83                      2.44                        237.60
May 31, 83                      2.47                        234.67
Jun 30, 83                      2.55                        240.03
Jul 29, 83                      2.59                        240.32
Aug 31, 83                      2.67                        244.36
Sep 30, 83                      2.67                        242.45
Oct 31, 83                      2.60                        232.82
Nov 30, 83                      2.68                        235.01
Dec 30, 83                      2.75                        234.33
Jan 31, 84                      2.81                        233.74
Feb 29, 84                      2.70                        233.57
Mar 30, 84                      2.60                        225.08
Apr 30, 84                      2.64                        224.97
May 31, 84                      2.75                        230.53
Jun 29, 84                      2.74                        233.37
Jul 31, 84                      2.85                        242.83
Aug 31, 84                      2.89                        242.24
Sep 28, 84                      3.03                        245.23
Oct 31, 84                      3.07                        246.74
Nov 30, 84                      2.99                        243.37
Dec 31, 84                      3.10                        247.94
1/85                            3.17                        254.14
Feb 28, 85                      3.30                        260.46
Mar 29, 85                      3.30                        258.11
Apr 30, 85                      3.08                        251.37
May 31, 85                      3.11                        251.59
Jun 28, 85                      3.06                        248.74
Jul 31, 85                      2.91                        241.32
Aug 30, 85                      2.79                        237.41
Sep 30, 85                      2.84                        236.44
Oct 31, 85                      2.64                        214.56
Nov 29, 85                      2.59                        203.87
Dec 31, 85                      2.51                        202.73
Jan 31, 86                      2.44                        200.04
Feb 28, 86                      2.33                        184.48
Mar 31, 86                      2.27                        178.64
Apr 30, 86                      2.27                        174.94
May 30, 86                      2.23                        166.93
Jun 30, 86                      2.23                        167.53
Jul 31, 86                      2.15                        158.75
Aug 29, 86                      2.06                        154.15
Sep 30, 86                      2.04                        154.70
Oct 31, 86                      2.00                        156.31
Nov 28, 86                      2.02                        162.77
Dec 31, 86                      1.99                        162.15
1/87                            1.86                        154.56
Feb 27, 87                      1.82                        153.34
Mar 31, 87                      1.84                        151.44
Apr 30, 87                      1.81                        142.87
May 29, 87                      1.79                        140.56
Jun 30, 87                      1.82                        144.42
Jul 31, 87                      1.85                        150.21
Aug 31, 87                      1.86                        147.54
Sep 30, 87                      1.81                        143.09
Oct 30, 87                      1.80                        143.22
Nov 30, 87                      1.68                        135.37
Dec 31, 87                      1.64                        128.42
Jan 29, 88                      1.66                        127.86
Feb 29, 88                      1.70                        129.12
Mar 31, 88                      1.68                        127.12
Apr 29, 88                      1.67                        124.93
May 31, 88                      1.69                        124.75
Jun 30, 88                      1.76                        127.33
Jul 29, 88                      1.85                        133.12
Aug 31, 88                      1.89                        133.72
Sep 30, 88                      1.87                        134.44
Oct 31, 88                      1.82                        128.80
Nov 30, 88                      1.75                        123.11
Dec 30, 88                      1.75                        123.46
1/89                            1.84                        127.21
Feb 28, 89                      1.85                        127.64
Mar 31, 89                      1.87                        130.31
Apr 28, 89                      1.87                        131.99
May 31, 89                      1.95                        137.89
Jun 30, 89                      1.98                        143.94
Jul 31, 89                      1.89                        140.52
Aug 31, 89                      1.93                        141.27
Sep 29, 89                      1.95                        145.05
Oct 31, 89                      1.87                        142.11
Nov 30, 89                      1.83                        143.50
Dec 29, 89                      1.74                        143.70
Jan 31, 90                      1.69                        144.94
Feb 28, 90                      1.68                        145.61
Mar 30, 90                      1.70                        153.18
Apr 30, 90                      1.69                        158.30
May 31, 90                      1.66                        153.77
Jun 29, 90                      1.68                        153.75
Jul 31, 90                      1.64                        149.04
Aug 31, 90                      1.57                        147.45
Sep 28, 90                      1.57                        138.66
Oct 31, 90                      1.52                        129.70
Nov 30, 90                      1.49                        129.02
Dec 31, 90                      1.50                        133.67
1/91                            1.51                        133.66
Feb 28, 91                      1.48                        130.40
Mar 29, 91                      1.61                        137.29
Apr 30, 91                      1.70                        137.12
May 31, 91                      1.72                        138.21
Jun 28, 91                      1.78                        139.53
Jul 31, 91                      1.78                        137.75
Aug 30, 91                      1.75                        136.82
Sep 30, 91                      1.70                        134.48
Oct 31, 91                      1.69                        130.58
Nov 29, 91                      1.62                        129.69
Dec 31, 91                      1.56                        128.05
Jan 31, 92                      1.58                        125.21
Feb 28, 92                      1.62                        127.58
Mar 31, 92                      1.66                        132.92
Apr 30, 92                      1.65                        133.42
May 29, 92                      1.62                        130.61
Jun 30, 92                      1.57                        126.79
Jul 31, 92                      1.49                        125.77
Aug 31, 92                      1.45                        126.38
Sep 30, 92                      1.45                        122.63
Oct 30, 92                      1.48                        121.07
Nov 30, 92                      1.59                        123.84
Dec 31, 92                      1.58                        123.94
1/93                            1.62                        125.01
Feb 26, 93                      1.64                        120.68
Mar 31, 93                      1.65                        117.58
Apr 30, 93                      1.60                        112.31
May 31, 93                      1.61                        110.31
Jun 30, 93                      1.65                        107.31
Jul 30, 93                      1.72                        107.71
Aug 31, 93                      1.70                        103.80
Sep 30, 93                      1.62                        105.42
Oct 29, 93                      1.64                        106.95
Nov 30, 93                      1.70                        107.83
Dec 31, 93                      1.71                        109.79
Jan 31, 94                      1.74                        111.35
Feb 28, 94                      1.73                        106.20
Mar 31, 94                      1.69                        105.21
Apr 29, 94                      1.70                        103.46
May 31, 94                      1.66                        103.83
Jun 30, 94                      1.63                        102.53
Jul 29, 94                      1.57                         98.46
Aug 31, 94                      1.56                         99.91
Sep 30, 94                      1.55                         98.75
Oct 31, 94                      1.52                         98.41
Nov 30, 94                      1.54                         97.99
Dec 30, 94                      1.57                        100.15
1/95                            1.53                         99.66
Feb 28, 95                      1.50                         98.17
Mar 31, 95                      1.41                         90.48
Apr 28, 95                      1.38                         83.77
May 31, 95                      1.41                         85.16
Jun 30, 95                      1.40                         84.53
Jul 31, 95                      1.39                         87.27
Aug 31, 95                      1.44                         94.58
Sep 29, 95                      1.46                        100.37
Oct 31, 95                      1.42                        100.78
Nov 30, 95                      1.42                        101.88
Dec 29, 95                      1.44                        101.77
Jan 31, 96                      1.46                        105.61
Feb 29, 96                      1.47                        105.69
Mar 29, 96                      1.48                        105.93
Apr 30, 96                      1.51                        107.17
May 31, 96                      1.53                        106.40
Jun 28, 96                      1.53                        108.95
Jul 31, 96                      1.50                        109.22
Aug 30, 96                      1.48                        107.85
Sep 30, 96                      1.51                        109.82
Oct 31, 96                      1.53                        112.39
Nov 29, 96                      1.51                        112.26
Dec 31, 96                      1.55                        113.93
1/97                            1.60                        117.83
Feb 28, 97                      1.68                        123.00
Mar 31, 97                      1.70                        122.57
Apr 30, 97                      1.71                        125.62
May 30, 97                      1.70                        118.77
Jun 30, 97                      1.73                        114.31
Jul 31, 97                      1.79                        115.20
Aug 29, 97                      1.84                        117.80
Sep 30, 97                      1.79                        120.82
Oct 31, 97                      1.76                        120.95
Nov 28, 97                      1.73                        125.39
Dec 31, 97                      1.78                        129.63
Jan 30, 98                      1.82                        129.49
Feb 27, 98                      1.81                        125.79
Mar 31, 98                      1.83                        129.10
Apr 30, 98                      1.81                        131.92
May 29, 98                      1.77                        134.94
Jun 30, 98                      1.79                        140.26
Jul 31, 98                      1.80                        140.69
Aug 31, 98                      1.79                        144.82
Sep 30, 98                      1.70                        134.46
Oct 30, 98                      1.64                        120.94
Nov 30, 98                      1.68                        120.32
Dec 31, 98                      1.67                        117.04

                                                            Source: DATASTREAM
--------------------------------------------------------------------------------

Investment Policy

Whereas economic and market conditions favored switching investment portfolios from cash into growth equities during the past few years, it is our opinion that this trend may soon be reversed. We believe that the risks of a major correction in stock prices, an eventual global recession, further long-term dollar weakness and the millennium computer bug problem are growing. Another period of turbulence cannot be ruled out. Accordingly, conservative investors may seek to preserve wealth and to reduce risk by diversifying a portion of their portfolios more and more into safer securities and cash. Some investors have already used gold for this purpose. In our judgment, the investment demand for gold will grow. Gold is one of the only assets that is negatively correlated to stocks and bonds. Its price has been driven down to oversold levels. A relatively small shift of funds into gold by forward-looking cautious investors may well lead to another upward gold cycle, and the price of gold may again outperform stocks and bonds. Accordingly, we continue to recommend that from 5% to 10% of investment portfolios be diversified into gold-mining shares.

We appreciate your participation in the Gold/Resources Fund and look forward to helping you meet your investment needs in the future.



[PHOTO]               [PHOTO]               [PHOTO]
John C. van Eck       Joseph M. Foster      Samuel S. Hewitt

/s/ John C. van Eck   /s/ Joseph M. Foster  /s/Samuel S. Hewitt
Chairman              Management Team       Management Team
                      Member                Member

January 29, 1999

--------------------------------------------------------------------------------
Performance Record as of 12/31/98
--------------------------------------------------------------------------------
                               After Maximum
Average Annual                 Sales Charge     Before Sales
Total Return                   of 5.75%         Charge
--------------------------------------------------------------------------------
A shares--Life (since 2/15/86)     (0.4)%           0.0%
--------------------------------------------------------------------------------
10 years                           (4.3)%          (3.7)%
--------------------------------------------------------------------------------
5 years                           (14.7)%         (13.7)%
--------------------------------------------------------------------------------
1 year                            (17.4)%         (12.4)%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                          Van Eck Gold/Resources Fund
--------------------------------------------------------------------------------


                             Geographical Weightings
                               December 31, 1998

                   [THE FOLLOWING TABLE WAS REPRESENTED BY A
                      PIE CHART IN THE PRINTED MATERIAL.]


                            Cash/Equiv.               11.9%
                            Austrialia                20.4%
                            Canada                    35.8%
                            Ghana                      2.3%
                            United States             29.6%


                           Van Eck Gold/Resources Fund
                            vs. MSCI Gold Mines Index


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]

                          Gold/Resources Fund
                          (with sales charge)        MSCI Gold Mines Index

2/15/86                         $ 9,429                     $10,000
3/86                            $ 9,195                     $ 8,779
6/86                            $ 8,705                     $ 6,799
9/86                            $10,938                     $ 9,567
12/86                           $11,916                     $ 9,167
3/87                            $19,633                     $14,916
6/87                            $19,694                     $13,750
9/87                            $24,282                     $16,677
12/87                           $17,546                     $13,067
3/88                            $15,889                     $11,303
6/88                            $16,104                     $10,060
9/88                            $13,865                     $ 8,658
12/88                           $13,803                     $ 8,692
3/89                            $14,418                     $ 9,590
6/89                            $13,557                     $ 9,237
9/89                            $14,664                     $10,374
12/89                           $16,410                     $13,001
3/90                            $14,717                     $11,773
6/90                            $12,900                     $ 9,745
9/90                            $14,040                     $11,097
12/90                           $12,084                     $ 9,631
3/91                            $11,403                     $ 8,202
6/91                            $11,837                     $ 9,627
9/91                            $11,093                     $ 8,418
12/91                           $11,592                     $ 8,847
3/92                            $11,219                     $ 7,915
6/92                            $11,965                     $ 7,893
9/92                            $12,058                     $ 7,320
12/92                           $11,070                     $ 6,417
3/93                            $13,340                     $ 8,664
6/93                            $18,128                     $12,597
9/93                            $16,231                     $11,086
12/93                           $19,714                     $14,782
3/94                            $19,372                     $13,589
6/94                            $17,537                     $12,834
9/94                            $19,465                     $15,560
12/94                           $16,636                     $13,132
3/95                            $16,760                     $13,628
6/95                            $16,760                     $13,729
9/95                            $17,848                     $14,073
12/95                           $17,351                     $13,909
3/96                            $21,082                     $16,584
6/96                            $18,843                     $14,553
9/96                            $17,786                     $13,434
12/96                           $17,786                     $13,521
3/97                            $16,387                     $11,813
6/97                            $14,521                     $10,698
9/97                            $15,081                     $11,854
12/97                           $10,790                     $ 8,142
3/98                            $11,692                     $ 9,097
6/98                            $10,012                     $ 7,812
9/98                            $10,075                     $ 8,388
12/98                           $ 9,453                     $ 7,351



--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98          1 Year    5 Years     10 Years
--------------------------------------------------------------------------------
VE Gold/Resources Fund (w/o sales charge)     (12.4)%   (13.7)%      (3.7)%
--------------------------------------------------------------------------------
VE  Gold/Resources Fund (w/ sales charge)(2)  (17.4)%   (14.7)%      (4.3)%
--------------------------------------------------------------------------------
MSCI Gold Mines Index                          (9.7)%   (13.0)%      (1.7)%
--------------------------------------------------------------------------------

This graph compares an initial $10,000 investment in the Van Eck Gold/Resources Fund made at its inception with a similar investment in the Morgan Stanley Capital International (MSCI) Gold Mines Index.

(1) Inception date for the Van Eck Gold/Resources Fund was 2/15/86; index returns are calculated as of nearest month end (2/28/86).

(2)  The maximum sales charge is 5.75%.

Returns for the Van Eck Gold/Resources Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions.

The MSCI Gold Mines Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

We will no longer compare the Fund to the S&P 500 Index since the S&P 500 is not a gold index. A $10,000 investment in the S&P 500 Index in 1998 would have grown to $12,852 by 12/31/98 versus the same investment in the Fund, which would have declined to $8,261 by year end (after sales charge).

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                   Van Eck International Investors Gold Fund
--------------------------------------------------------------------------------


Dear Fellow Shareholder:

The year 1998 saw a continuation of the record eight-year bull market in stocks as well as what we believe to be the secular bottom of the long bear market in gold (and gold-mining shares) that began in 1980 at $850 an ounce. The price of gold closed the year at $288.10 an ounce, compared to $289.20 an ounce at the end of 1997. It twice made lows of approximately $275 an ounce, once in January and again at the end of August. This was due largely to a dramatic rise in distress sales from East Asia, a slower inflation psychology, and exaggerated fears of Russian central bank sales when Russia defaulted on its debts in August. In real terms, gold's price is back to levels existing in the 1950s-1960s when paper currencies and the global economy were relatively sound.

The most significant development last year in the gold market, in our opinion, was an increase in the demand for gold as an investment. There was a growing appreciation of the value of gold in helping to diversify investment portfolios. World investment demand was estimated by Gold Fields Mineral Services Ltd. to have risen over three-fold last year over the previous year. Sales of U.S. Eagle gold coins more than doubled in 1998 over 1997 and were at record levels. During the market turmoil last summer, when the Dow Jones Industrial Average fell approximately 20%, the prices of gold and gold-mining shares rose sharply and were proven a safe haven. Fears over the potential chaos that could be caused by the millennium computer bug has been and is another factor in the growing investment demand for gold. There is simply not enough time left to correct all the billions of lines of computer codes worldwide that could be harboring so-called "millennium bombs" (the inability of computer systems to distinguish between the present and the next century).

Commodity prices suffered major losses in 1998 as global aggregate demand weakened. The CRB Commodity Index fell 26%, from a high of 255 in 1997 to 188 in December 1998, a 21-year low. However, gold performed relatively better, and the ratio of gold to the CRB Index rose from 1.2 in December 1997 to 1.5 a year later. Gold, of course, is more than just another commodity. Historically, and to many people in the world today, it is real money as well as a cash reserve monetary asset or store of value in times of international monetary disorder. It does not carry a default risk.

Your Fund's net asset value per share was volatile last year. Its net asset value high was $9.13 per share in April and its bottom was $5.06 per share in August. The Fund had a negative return of 11.9%, compared to a negative 10.9% average return among gold funds for the year, according to Lipper.

Dividend News

A quarterly dividend of $.01 per share on Class A shares was paid on December 31, 1998 to shareholders of record on December 29, 1998. You should have already received a check or, if you participate in the dividend reinvestment plan, a statement showing the number of shares purchased for your account at net asset value on the dividend reinvestment date, December 31, 1998.

Gold-Mining Shares

The flat year-on-year gold price translated into gene-rally subdued performance for gold-mining shares. However, superior gains were achieved by a number of companies as a result of new discoveries or acquisitions. In order to cope with the low gold prices, companies have been reducing operating costs and shutting down high cost operations. Industrywide operating costs were down approximately 18% year-on-year, enabling the stronger producers to post positive earnings. International Investors entered 1998 with a defensive investment posture brought on by the two-year decline in the gold price that culminated with an 18-year low on January 12, 1998. The lackluster performance of the gold shares in 1998 provided opportunities to add to existing positions and bring new companies into the Fund that have the potential to grow their low-cost ounce production. The Fund is now favorably positioned to take advantage of upward moves in the gold price.

In 1998, the Australian producers led the other regions with a gain of 2.3%, as measured by the Australian Stock Exchange Gold and Silver Index (in U.S. dollar terms). The gains in Australia are due in part to a strong Aussie dollar gold price that enabled the companies to exceed profit expectations. Additionally, Delta Gold (up 44%) and Acacia (up 62%) made significant new discoveries in and around the Sunrise Dam operation in Western Australia. We anticipate that these discoveries, named Wallaby and Cleo, respectively, will provide additional upside as the limits to the gold mineralization have yet to be determined. Also, International Investors took a position in Newcrest Mining, which has achieved a successful start-up of the Cadia Hill mine. The Newcrest shares have gained 15.7% since our purchase. These companies, along with Normandy and Lihir Gold, form the core of our Aussie position, which totaled 7.9% of the Fund as of December 31, 1998.

North American shares, as measured by the Toronto Stock Exchange Gold Index and the Philadelphia Gold and Silver Index (XAU), declined 13.7% and 12.4%, respectively. The decline in 1998 reflects disaffection on

                   Van Eck International Investors Gold Fund
--------------------------------------------------------------------------------

the part of many of the general equity funds towards gold, which has not offered the glitzy returns found in other sectors. Nonetheless, there was ample excitement in the gold shares and several of the best performers were among the largest holdings in International Investors. Meridian Gold, with the discovery of a bonanza vein at their El Penon project in Chile, was up 110% in 1998. In December, Placer Dome acquired Getchell Gold at a 116% premium to market, sending the Getchell shares to a 13.5% gain for the year. The Fund also established a significant position in Euro-Nevada, a royalty and operating company that owns the Ken Snyder Mine in Nevada, which will be the lowest cost gold producer in North America. Euro-Nevada has gained 9.5% since the shares were acquired. North American shares accounted for 41.4% of the Fund at year end, with core holdings in Barrick, Homestake and Placer Dome.

South African gold shares declined 9.8% (in U.S. dollars) as gauged by the Johannesburg Stock Exchange Gold Index. The combination of an industry-wide restructuring, cost cutting and a major rand devaluation resulted in higher gains in profitability than their North American counterparts. Particularly notable was the acquisition of a 50% interest and operatorship of Western Areas' South Deep Project by Canadian Placer Dome. This marks a milestone in the integration of the South African gold industry with the global mining community. The acquisition cost is valued at only $8 per reserve ounce. However, Placer must overcome a number of challenges to achieve full value, the most difficult of which is deep-level mining in an unfamiliar region. South African shares accounted for 16.7% of International Investors at year end. Core holdings include Anglogold, Goldfields Limited and Impala Platinum.

The Outlook

A. Investment Sentiment May Be Turning Positive

Beginning in 1996 when the average gold price was approximately $385 an ounce, net sales, loans, swaps and deposits of gold by mainly European central banks almost doubled, market sentiment turned negative and the price fell. This trend escalated in 1997 and leveled off in 1998. Then, after a meeting of the Governing Council of the European Central Bank on January 7, 1999, the President and Vice President announced that the Bank and the euro zone's national central banks, for the moment and for the foreseeable future, would not sell gold. This indicated to us that the pro-gold forces in Europe may have prevailed and that European central bank net sales will most likely not occur for a long period of time. Investors' confidence in gold should thus improve as their fears are removed.

B. Financial, Economic and Monetary Risks and Uncertainties Continue to Mount

1. The level of stock prices is growing more risky as it continues to rise and bullishness increases. Recent action by the Fed in cutting interest rates and market momentum supported the recent upward move. The Standard & Poor's 500 Index, up 28.6% in 1998 to another record high, is trading at a price-earnings multiple of more than 31, an historic high. Earnings forecasts may be reduced as time goes on. The fear that stock prices are too high, and could therefore snap, produces the risk that the U.S. could experience a serious downturn rather than a benign slowdown.

Eight years of booming stock and bond prices may have inevitably been accompanied by excessive speculation and financial risks. Bond market leverage has climbed sharply as total repos as a percentage of outstanding Treasury debt has risen from approximately 24% in 1995 to 45% at present. Security loans as a percentage of total bank loans have gone up from 2.75% in 1996 to 4.8% currently. The total value of derivatives has soared to over $82 trillion. The danger is a sharp unexpected move causing counterparty and other defaults. The potential default of Long-Term Capital Management last September was a warning of how easily havoc could have been wreaked on the entire U.S. financial system.

2. The risk is growing that a slowdown in U.S. growth from approximately 3.9% in 1998 to a forecast of approximately 1.5% in 1999 may lead to problems of excess capacity and an eventual recession. Declining inflationary expectations can eventually turn into rising deflationary expectations. There is a probability that private debt has already become excessive in a downturn. Since 1995, the growth of total U.S. debt as a percentage of GDP has grown 2% faster than the economy. In the second quarter of 1998, it grew 4% faster than the economy (Exhibit I). The Federal Reserve

--------------------------------------------------------------------------------
Exhibit I

                     Total Credit Market Debt as a % of GDP


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]


Name Code Currency      Total Credit Market Debt as a % of GDP

Q1  70                                148.90
Q2  70                                149.41
Q3  70                                149.25
Q4  70                                152.40
Q1  71                                147.81
Q2  71                                148.48
Q3  71                                149.52
Q4  71                                152.46
Q1  72                                149.85
Q2  72                                149.02
Q3  72                                149.56
Q4  72                                150.56
Q1  73                                148.99
Q2  73                                150.14
Q3  73                                151.85
Q4  73                                151.87
Q1  74                                153.12
Q2  74                                154.20
Q3  74                                155.50
Q4  74                                155.93
Q1  75                                156.35
Q2  75                                155.75
Q3  75                                153.25
Q4  75                                153.56
Q1  76                                151.33
Q2  76                                152.79
Q3  76                                153.93
Q4  76                                154.72
Q1  77                                153.84
Q2  77                                153.12
Q3  77                                153.77
Q4  77                                156.69
Q1  78                                157.87
Q2  78                                154.72
Q3  78                                155.72
Q4  78                                157.07
Q1  79                                157.40
Q2  79                                158.99
Q3  79                                160.19
Q4  79                                161.69
Q1  80                                161.56
Q2  80                                164.51
Q3  80                                164.93
Q4  80                                162.58
Q1  81                                159.11
Q2  81                                162.17
Q3  81                                162.08
Q4  81                                165.42
Q1  82                                168.22
Q2  82                                169.62
Q3  82                                172.39
Q4  82                                175.10
Q1  83                                175.36
Q2  83                                175.12
Q3  83                                175.83
Q4  83                                176.70
Q1  84                                175.69
Q2  84                                178.46
Q3  84                                181.48
Q4  84                                186.13
Q1  85                                187.72
Q2  85                                191.57
Q3  85                                194.16
Q4  85                                201.33
Q1  86                                201.96
Q2  86                                208.09
Q3  86                                212.36
Q4  86                                217.81
Q1  87                                219.03
Q2  87                                221.57
Q3  87                                223.15
Q4  87                                223.67
Q1  88                                224.84
Q2  88                                225.76
Q3  88                                226.34
Q4  88                                227.76
Q1  89                                227.84
Q2  89                                227.82
Q3  89                                228.53
Q4  89                                231.54
Q1  90                                230.64
Q2  90                                230.84
Q3  90                                233.28
Q4  90                                237.73
Q1  91                                237.88
Q2  91                                237.68
Q3  91                                238.24
Q4  91                                239.84
Q1  92                                237.85
Q2  92                                238.07
Q3  92                                238.96
Q4  92                                238.06
Q1  93                                237.86
Q2  93                                239.19
Q3  93                                241.17
Q4  93                                241.16
Q1  94                                241.41
Q2  94                                240.41
Q3  94                                241.46
Q4  94                                242.50
Q1  95                                243.57
Q2  95                                246.74
Q3  95                                247.55
Q4  95                                249.42
Q1  96                                249.93
Q2  96                                250.16
Q3  96                                251.99
Q4  96                                253.21
Q1  97                                252.03
Q2  97                                252.39
Q3  97                                253.27
Q4  97                                257.16
Q1  98                                258.56
Q2  98                                262.47
Q3  98                                265.05
Q4  98                                265.05

                                                              Source: DATASTREAM

--------------------------------------------------------------------------------

                   Van Eck International Investors Gold Fund
--------------------------------------------------------------------------------

lowered interest rates last November to fight global deflation and to stimulate demand by encouraging businesses and households to go further into debt. We believe there is an eventual natural limit to this process. The experience in Japan shows that interest rates became so low in an accelerating deflationary environment that investors preferred absolute liquidity, cash over bonds, which Japan issued to finance increased deficit spending. Investors became afraid that interest rates would eventually rise.

3. The risks of further long-term U.S. dollar weakness and another dollar crisis may be rising. Since the 1950s, when the dollar became the world's primary reserve currency, it suffered several crises. From 1971 to its low in 1995, it fell approximately 63% in terms of the Deutschemark and 78% in terms of the yen. Then it rallied. From its high in August 1998 to the end of 1998 the dollar fell 23% in terms of the yen and 8% in terms of the Deutschemark (Exhibit II). In the beginning of 1999 the euro became the second key currency in the international monetary system overnight. It may well gain a substantial share from the dollar as a reserve currency and portfolio diversifier just as the external financial position of the United States is worsening. The U.S. current account deficit has widened from $148 billion in 1996 to $166 billion in 1997 and a probable $240 billion in 1998. It also had a net capital outflow of about $60 billion in 1998. If the U.S. economy slows down and U.S. interest rates fall in relation to those in Japan and Europe, it may become more difficult to

--------------------------------------------------------------------------------
Exhibit II


                  The U.S. Dollar Track Record (1969 - Present)
                               Four Major Declines


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]

Name Code Currency      US GERMAN MARKS TO US$      US JAPANESE YEN TO US$
1/69                            4.00                        358.20
Feb 28, 69                      4.02                        358.20
Mar 31, 69                      4.02                        358.20
Apr 30, 69                      4.01                        358.20
May 30, 69                      3.99                        357.45
Jun 30, 69                      4.00                        358.15
Jul 31, 69                      4.00                        358.15
Aug 29, 69                      3.99                        359.65
Sep 30, 69                      3.97                        359.80
Oct 31, 69                      3.74                        356.98
Nov 28, 69                      3.69                        356.80
Dec 31, 69                      3.69                        356.80
Jan 30, 70                      3.69                        357.68
Feb 27, 70                      3.69                        357.62
Mar 31, 70                      3.67                        357.48
Apr 30, 70                      3.64                        357.99
May 29, 70                      3.63                        358.75
Jun 30, 70                      3.63                        358.78
Jul 31, 70                      3.63                        359.29
Aug 31, 70                      3.63                        358.13
Sep 30, 70                      3.63                        357.86
Oct 30, 70                      3.63                        357.70
Nov 30, 70                      3.63                        357.61
Dec 31, 70                      3.60                        357.48
1/71                            3.64                        357.86
Feb 26, 71                      3.63                        357.33
Mar 31, 71                      3.63                        357.34
Apr 30, 71                      3.63                        357.35
May 31, 71                      3.60                        357.31
Jun 30, 71                      3.51                        357.35
Jul 30, 71                      3.48                        357.36
Aug 31, 71                      3.43                        345.90
Sep 30, 71                      3.36                        336.31
Oct 29, 71                      3.33                        329.97
Nov 30, 71                      3.33                        328.19
Dec 31, 71                      3.26                        321.14
Jan 31, 72                      3.23                        312.38
Feb 29, 72                      3.18                        304.78
Mar 31, 72                      3.17                        302.22
Apr 28, 72                      3.18                        303.28
May 31, 72                      3.18                        304.21
Jun 30, 72                      3.17                        300.21
Jul 31, 72                      3.16                        300.62
Aug 31, 72                      3.19                        301.03
Sep 29, 72                      3.19                        301.08
Oct 31, 72                      3.21                        300.89
Nov 30, 72                      3.20                        300.74
Dec 29, 72                      3.20                        301.13
1/73                            3.20                        301.55
Feb 28, 73                      3.15                        281.91
Mar 30, 73                      2.81                        261.48
Apr 30, 73                      2.84                        265.26
May 31, 73                      2.79                        264.44
Jun 29, 73                      2.58                        264.26
Jul 31, 73                      2.34                        264.27
Aug 31, 73                      2.42                        265.11
Sep 28, 73                      2.43                        265.41
Oct 31, 73                      2.41                        266.28
Nov 30, 73                      2.58                        278.29
Dec 31, 73                      2.66                        280.11
Jan 31, 74                      2.81                        297.51
Feb 28, 74                      2.71                        291.18
Mar 29, 74                      2.62                        281.79
Apr 30, 74                      2.52                        277.44
May 31, 74                      2.46                        278.78
Jun 28, 74                      2.52                        282.85
Jul 31, 74                      2.55                        290.64
Aug 30, 74                      2.62                        302.08
Sep 30, 74                      2.66                        299.13
Oct 31, 74                      2.59                        299.33
Nov 29, 74                      2.51                        299.97
Dec 31, 74                      2.45                        300.25
1/75                            2.36                        299.57
Feb 28, 75                      2.33                        291.60
Mar 31, 75                      2.32                        287.31
Apr 30, 75                      2.37                        291.96
May 30, 75                      2.35                        291.32
Jun 30, 75                      2.34                        293.34
Jul 31, 75                      2.47                        296.25
Aug 29, 75                      2.57                        297.91
Sep 30, 75                      2.62                        299.70
Oct 31, 75                      2.58                        302.27
Nov 28, 75                      2.59                        302.49
Dec 31, 75                      2.62                        305.53
Jan 30, 76                      2.60                        304.55
Feb 27, 76                      2.56                        301.53
Mar 31, 76                      2.56                        300.47
Apr 30, 76                      2.54                        299.01
May 31, 76                      2.56                        298.91
Jun 30, 76                      2.58                        299.12
Jul 30, 76                      2.57                        294.67
Aug 31, 76                      2.53                        290.81
Sep 30, 76                      2.49                        287.34
Oct 29, 76                      2.43                        291.04
Nov 30, 76                      2.41                        295.13
Dec 31, 76                      2.39                        294.62
1/77                            2.40                        290.88
Feb 28, 77                      2.40                        284.87
Mar 31, 77                      2.39                        280.45
Apr 29, 77                      2.37                        275.42
May 31, 77                      2.36                        277.37
Jun 30, 77                      2.35                        272.53
Jul 29, 77                      2.28                        264.81
Aug 31, 77                      2.32                        266.59
Sep 30, 77                      2.32                        266.85
Oct 31, 77                      2.28                        254.65
Nov 30, 77                      2.24                        244.73
Dec 30, 77                      2.15                        240.93
Jan 31, 78                      2.12                        240.92
Feb 28, 78                      2.08                        240.66
Mar 31, 78                      2.03                        231.79
Apr 28, 78                      2.04                        221.69
May 31, 78                      2.11                        226.04
Jun 30, 78                      2.08                        214.00
Jul 31, 78                      2.05                        200.08
Aug 31, 78                      1.99                        188.32
Sep 29, 78                      1.97                        189.94
Oct 31, 78                      1.84                        183.69
Nov 30, 78                      1.90                        191.73
Dec 29, 78                      1.88                        195.92
1/79                            1.85                        197.68
Feb 28, 79                      1.86                        200.45
Mar 30, 79                      1.86                        206.29
Apr 30, 79                      1.89                        216.06
May 31, 79                      1.91                        218.48
Jun 29, 79                      1.88                        218.44
Jul 31, 79                      1.82                        218.45
Aug 31, 79                      1.83                        217.76
Sep 28, 79                      1.80                        222.40
Oct 31, 79                      1.79                        230.00
Nov 30, 79                      1.77                        244.98
Dec 31, 79                      1.73                        239.95
Jan 31, 80                      1.72                        237.77
Feb 29, 80                      1.75                        244.10
Mar 31, 80                      1.85                        248.47
Apr 30, 80                      1.87                        249.15
May 30, 80                      1.79                        228.03
Jun 30, 80                      1.77                        217.99
Jul 31, 80                      1.75                        220.96
Aug 29, 80                      1.79                        223.91
Sep 30, 80                      1.79                        214.52
Oct 31, 80                      1.84                        209.18
Nov 28, 80                      1.92                        212.87
Dec 31, 80                      1.97                        209.35
1/81                            2.01                        202.05
Feb 27, 81                      2.15                        205.68
Mar 31, 81                      2.11                        208.97
Apr 30, 81                      2.16                        214.75
May 29, 81                      2.29                        220.62
Jun 30, 81                      2.38                        224.09
Jul 31, 81                      2.44                        231.91
Aug 31, 81                      2.50                        233.50
Sep 30, 81                      2.36                        229.38
Oct 30, 81                      2.25                        231.39
Nov 30, 81                      2.23                        223.13
Dec 31, 81                      2.26                        218.60
Jan 29, 82                      2.29                        224.53
Feb 26, 82                      2.37                        235.57
Mar 31, 82                      2.38                        241.04
Apr 30, 82                      2.39                        243.72
May 31, 82                      2.31                        236.69
Jun 30, 82                      2.43                        251.01
Jul 30, 82                      2.47                        254.83
Aug 31, 82                      2.48                        258.65
Sep 30, 82                      2.50                        262.78
Oct 29, 82                      2.53                        270.99
Nov 30, 82                      2.56                        264.51
Dec 31, 82                      2.42                        242.44
1/83                            2.39                        232.64
Feb 28, 83                      2.43                        235.86
Mar 31, 83                      2.41                        238.08
Apr 29, 83                      2.44                        237.60
May 31, 83                      2.47                        234.67
Jun 30, 83                      2.55                        240.03
Jul 29, 83                      2.59                        240.32
Aug 31, 83                      2.67                        244.36
Sep 30, 83                      2.67                        242.45
Oct 31, 83                      2.60                        232.82
Nov 30, 83                      2.68                        235.01
Dec 30, 83                      2.75                        234.33
Jan 31, 84                      2.81                        233.74
Feb 29, 84                      2.70                        233.57
Mar 30, 84                      2.60                        225.08
Apr 30, 84                      2.64                        224.97
May 31, 84                      2.75                        230.53
Jun 29, 84                      2.74                        233.37
Jul 31, 84                      2.85                        242.83
Aug 31, 84                      2.89                        242.24
Sep 28, 84                      3.03                        245.23
Oct 31, 84                      3.07                        246.74
Nov 30, 84                      2.99                        243.37
Dec 31, 84                      3.10                        247.94
1/85                            3.17                        254.14
Feb 28, 85                      3.30                        260.46
Mar 29, 85                      3.30                        258.11
Apr 30, 85                      3.08                        251.37
May 31, 85                      3.11                        251.59
Jun 28, 85                      3.06                        248.74
Jul 31, 85                      2.91                        241.32
Aug 30, 85                      2.79                        237.41
Sep 30, 85                      2.84                        236.44
Oct 31, 85                      2.64                        214.56
Nov 29, 85                      2.59                        203.87
Dec 31, 85                      2.51                        202.73
Jan 31, 86                      2.44                        200.04
Feb 28, 86                      2.33                        184.48
Mar 31, 86                      2.27                        178.64
Apr 30, 86                      2.27                        174.94
May 30, 86                      2.23                        166.93
Jun 30, 86                      2.23                        167.53
Jul 31, 86                      2.15                        158.75
Aug 29, 86                      2.06                        154.15
Sep 30, 86                      2.04                        154.70
Oct 31, 86                      2.00                        156.31
Nov 28, 86                      2.02                        162.77
Dec 31, 86                      1.99                        162.15
1/87                            1.86                        154.56
Feb 27, 87                      1.82                        153.34
Mar 31, 87                      1.84                        151.44
Apr 30, 87                      1.81                        142.87
May 29, 87                      1.79                        140.56
Jun 30, 87                      1.82                        144.42
Jul 31, 87                      1.85                        150.21
Aug 31, 87                      1.86                        147.54
Sep 30, 87                      1.81                        143.09
Oct 30, 87                      1.80                        143.22
Nov 30, 87                      1.68                        135.37
Dec 31, 87                      1.64                        128.42
Jan 29, 88                      1.66                        127.86
Feb 29, 88                      1.70                        129.12
Mar 31, 88                      1.68                        127.12
Apr 29, 88                      1.67                        124.93
May 31, 88                      1.69                        124.75
Jun 30, 88                      1.76                        127.33
Jul 29, 88                      1.85                        133.12
Aug 31, 88                      1.89                        133.72
Sep 30, 88                      1.87                        134.44
Oct 31, 88                      1.82                        128.80
Nov 30, 88                      1.75                        123.11
Dec 30, 88                      1.75                        123.46
1/89                            1.84                        127.21
Feb 28, 89                      1.85                        127.64
Mar 31, 89                      1.87                        130.31
Apr 28, 89                      1.87                        131.99
May 31, 89                      1.95                        137.89
Jun 30, 89                      1.98                        143.94
Jul 31, 89                      1.89                        140.52
Aug 31, 89                      1.93                        141.27
Sep 29, 89                      1.95                        145.05
Oct 31, 89                      1.87                        142.11
Nov 30, 89                      1.83                        143.50
Dec 29, 89                      1.74                        143.70
Jan 31, 90                      1.69                        144.94
Feb 28, 90                      1.68                        145.61
Mar 30, 90                      1.70                        153.18
Apr 30, 90                      1.69                        158.30
May 31, 90                      1.66                        153.77
Jun 29, 90                      1.68                        153.75
Jul 31, 90                      1.64                        149.04
Aug 31, 90                      1.57                        147.45
Sep 28, 90                      1.57                        138.66
Oct 31, 90                      1.52                        129.70
Nov 30, 90                      1.49                        129.02
Dec 31, 90                      1.50                        133.67
1/91                            1.51                        133.66
Feb 28, 91                      1.48                        130.40
Mar 29, 91                      1.61                        137.29
Apr 30, 91                      1.70                        137.12
May 31, 91                      1.72                        138.21
Jun 28, 91                      1.78                        139.53
Jul 31, 91                      1.78                        137.75
Aug 30, 91                      1.75                        136.82
Sep 30, 91                      1.70                        134.48
Oct 31, 91                      1.69                        130.58
Nov 29, 91                      1.62                        129.69
Dec 31, 91                      1.56                        128.05
Jan 31, 92                      1.58                        125.21
Feb 28, 92                      1.62                        127.58
Mar 31, 92                      1.66                        132.92
Apr 30, 92                      1.65                        133.42
May 29, 92                      1.62                        130.61
Jun 30, 92                      1.57                        126.79
Jul 31, 92                      1.49                        125.77
Aug 31, 92                      1.45                        126.38
Sep 30, 92                      1.45                        122.63
Oct 30, 92                      1.48                        121.07
Nov 30, 92                      1.59                        123.84
Dec 31, 92                      1.58                        123.94
1/93                            1.62                        125.01
Feb 26, 93                      1.64                        120.68
Mar 31, 93                      1.65                        117.58
Apr 30, 93                      1.60                        112.31
May 31, 93                      1.61                        110.31
Jun 30, 93                      1.65                        107.31
Jul 30, 93                      1.72                        107.71
Aug 31, 93                      1.70                        103.80
Sep 30, 93                      1.62                        105.42
Oct 29, 93                      1.64                        106.95
Nov 30, 93                      1.70                        107.83
Dec 31, 93                      1.71                        109.79
Jan 31, 94                      1.74                        111.35
Feb 28, 94                      1.73                        106.20
Mar 31, 94                      1.69                        105.21
Apr 29, 94                      1.70                        103.46
May 31, 94                      1.66                        103.83
Jun 30, 94                      1.63                        102.53
Jul 29, 94                      1.57                         98.46
Aug 31, 94                      1.56                         99.91
Sep 30, 94                      1.55                         98.75
Oct 31, 94                      1.52                         98.41
Nov 30, 94                      1.54                         97.99
Dec 30, 94                      1.57                        100.15
1/95                            1.53                         99.66
Feb 28, 95                      1.50                         98.17
Mar 31, 95                      1.41                         90.48
Apr 28, 95                      1.38                         83.77
May 31, 95                      1.41                         85.16
Jun 30, 95                      1.40                         84.53
Jul 31, 95                      1.39                         87.27
Aug 31, 95                      1.44                         94.58
Sep 29, 95                      1.46                        100.37
Oct 31, 95                      1.42                        100.78
Nov 30, 95                      1.42                        101.88
Dec 29, 95                      1.44                        101.77
Jan 31, 96                      1.46                        105.61
Feb 29, 96                      1.47                        105.69
Mar 29, 96                      1.48                        105.93
Apr 30, 96                      1.51                        107.17
May 31, 96                      1.53                        106.40
Jun 28, 96                      1.53                        108.95
Jul 31, 96                      1.50                        109.22
Aug 30, 96                      1.48                        107.85
Sep 30, 96                      1.51                        109.82
Oct 31, 96                      1.53                        112.39
Nov 29, 96                      1.51                        112.26
Dec 31, 96                      1.55                        113.93
1/97                            1.60                        117.83
Feb 28, 97                      1.68                        123.00
Mar 31, 97                      1.70                        122.57
Apr 30, 97                      1.71                        125.62
May 30, 97                      1.70                        118.77
Jun 30, 97                      1.73                        114.31
Jul 31, 97                      1.79                        115.20
Aug 29, 97                      1.84                        117.80
Sep 30, 97                      1.79                        120.82
Oct 31, 97                      1.76                        120.95
Nov 28, 97                      1.73                        125.39
Dec 31, 97                      1.78                        129.63
Jan 30, 98                      1.82                        129.49
Feb 27, 98                      1.81                        125.79
Mar 31, 98                      1.83                        129.10
Apr 30, 98                      1.81                        131.92
May 29, 98                      1.77                        134.94
Jun 30, 98                      1.79                        140.26
Jul 31, 98                      1.80                        140.69
Aug 31, 98                      1.79                        144.82
Sep 30, 98                      1.70                        134.46
Oct 30, 98                      1.64                        120.94
Nov 30, 98                      1.68                        120.32
Dec 31, 98                      1.67                        117.04

                                                              Source: DATASTREAM
--------------------------------------------------------------------------------

finance the U.S. current account deficit. If investors were suddenly to question the sustainability of this imbalance, the consequences for financial markets and the world economy could be alarming.

Investment Policy

Whereas economic and market conditions favored switching investment portfolios from cash into growth equities during the past few years, it is our opinion that this trend may soon be reversed. We believe that the risks of a major correction in stock prices, an eventual global recession, further long-term dollar weakness and the millennium computer bug problem are growing. Another period of turbulence cannot be ruled out. Accordingly, conservative investors may seek to preserve wealth and to reduce risk by diversifying a portion of their portfolios more and more into safer securities and cash. Some investors have already used gold for this purpose. In our judgment, the investment demand for gold will grow. Gold is one of the only assets that is negatively correlated to stocks and bonds. Its price has been driven down to oversold levels. A relatively small shift of funds into gold by forward-looking cautious investors may well lead to another upward gold cycle, and the price of gold may again outperform stocks and bonds. Accordingly, we continue to recommend that from 5% to 10% of investment portfolios be diversified into gold-mining shares.

We appreciate your participation in the International Investors Gold Fund and look forward to helping you meet your investment needs in the future.


[PHOTO]                 [PHOTO]                   [PHOTO]
John C. van Eck         Joseph M. Foster           Samuel S. Hewitt

/s/ John C. van Eck     /s/ Joseph M. Foster      /s/ Samuel S. Hewitt
John C. van Eck         Joseph M. Foster          Samuel S. Hewitt
Chairman                Management Team           Management Team
                        Member                    Member

January 28, 1999

                   Van Eck International Investors Gold Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Performance Record as of 12/31/98
--------------------------------------------------------------------------------
                             After Maximum
Average Annual               Sales Charge     Before Sales
Total Return                 of 5.75%         Charge
--------------------------------------------------------------------------------
A shares--Life (since 2/10/56)    9.1%            9.3%
--------------------------------------------------------------------------------
20 years                          8.1%            8.5%
--------------------------------------------------------------------------------
15 years                        (1.6)%          (1.2)%
--------------------------------------------------------------------------------
10 years                        (2.9)%          (2.3)%
--------------------------------------------------------------------------------
5 years                        (15.4)%         (14.4)%
--------------------------------------------------------------------------------
1 year                         (16.9)%         (11.9)%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                             Geographical Weightings
                               December 31, 1998


                   [THE FOLLOWING TABLE WAS REPRESENTED BY A
                      PIE CHART IN THE PRINTED MATERIAL.]


                            Cash/Equiv.               32.3%
                            Australia                  7.9%
                            Canada                    20.3%
                            South Africa              16.7%
                            United Kingdom             0.4%
                            Ghana                      1.3%
                            United States             21.1%



                    Van Eck International Investors Gold Fund
                             vs. FT Gold Mines Index


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTER MATERIAL]


                    International Investors Gold Fund
                           (with sales charge)       FT Gold Mines Index
12/88                           $ 9,425                     $10,000
3/89                            $10,133                     $10,887
6/89                            $10,114                     $10,275
9/89                            $11,444                     $11,667
12/89                           $14,259                     $16,926
3/90                            $12,727                     $15,374
6/90                            $11,227                     $10,501
9/90                            $11,566                     $12,805
12/90                           $10,407                     $10,133
3/91                            $ 9,791                     $ 8,230
6/91                            $11,378                     $11,397
9/91                            $10,387                     $ 9,252
12/91                           $10,673                     $ 8,900
3/92                            $ 9,775                     $ 7,129
6/92                            $ 9,738                     $ 5,958
9/92                            $ 8,750                     $ 4,478
12/92                           $ 7,569                     $ 3,278
3/93                            $ 9,962                     $ 6,540
6/93                            $13,854                     $ 9,643
9/93                            $12,479                     $ 8,522
12/93                           $16,153                     $11,166
3/94                            $14,636                     $10,258
6/94                            $14,576                     $10,016
9/94                            $18,058                     $12,451
12/94                           $15,984                     $10,499
3/95                            $14,586                     $10,627
6/95                            $14,091                     $10,443
9/95                            $15,357                     $10,687
12/95                           $14,557                     $10,069
3/96                            $16,977                     $12,100
6/96                            $15,197                     $10,639
9/96                            $14,059                     $ 9,837
12/96                           $13,193                     $10,622
3/97                            $12,428                     $ 9,146
6/97                            $10,918                     $ 7,879
9/97                            $11,252                     $ 8,360
12/97                           $ 8,444                     $ 5,922
3/98                            $ 8,948                     $ 6,510
6/98                            $ 7,578                     $ 5,637
9/98                            $ 7,927                     $ 6,345
12/98                           $ 7,442                     $ 5,266

--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98      1 Year    5 Years     10 Years
--------------------------------------------------------------------------------
VE International Investors Gold Fund
     (w/o sales charge)                  (11.9)%     (14.4)%      (2.3)%
--------------------------------------------------------------------------------
VE International Investors Gold Fund
     (w/sales charge)1                   (16.9)%     (15.4)%      (2.9)%
--------------------------------------------------------------------------------
FT Gold Mines Index                      (11.1)%     (13.9)%      (6.2)%
--------------------------------------------------------------------------------


This graph compares an initial $10,000 investment in the Van Eck International Investors Gold Fund made ten years ago with a similar investment in the Financial Times (FT) Gold Mines Index.

(1)  The maximum sales charge is 5.75%.

Returns for the Van Eck International Investors Gold Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions.

The FT Gold Mines Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

We will no longer compare the Fund to the S&P 500 Index since the S&P 500 is not a gold index. A $10,000 investment in the S&P 500 Index in 1998 would have grown to $12,852 by 12/31/98 versus the same investment in the Fund, which would have declined to $8,307 by year end (after sales charge).

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          Van Eck Government Money Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The U.S. Government Money Fund continues to meet its objectives as an investment that provides a high degree of safety and daily liquidity. The Fund's seven-day average yield was 2.49%* and its 30-day average yield was 2.52% on December 31, 1998. The Fund's total net assets were $47.2 million as of December 31, 1998.

During 1998, the yield on three-month Treasury bills averaged 4.88%, starting the year near its high of 5.35%. For the first half of the year, Treasury bill rates traded in a narrow range of 5.00% and 5.25%. The second half of 1998 was far more eventful. As the stock market began to stumble in late July and concern began to mount over the spread of financial turmoil from Asia to Russia and Latin America, Treasury bill ("T-bill") rates decisively broke through the 5.00% level. T-bill rates plummeted to a low yield of 3.61% on October 16, 1998, marking the culmination of investor panic and ensuing "flight to quality." In order to quell the endemic panic in the financial markets, the Federal Reserve cut rates three times, for a total 75 basis point (0.75%) rate easing during the final four months of 1998. The Federal Funds target rate is now set at 4.75%. A rebounding stock market and continued signs of robust economic growth resulted in three-month T-bill rates settling into an end of year range of 4.40% - 4.60%.

The Fund's investment strategy continues to emphasize safety by investing in short-term U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the government. Of course, shares of the Fund are not guaranteed by the United States Government and there can be no guarantee that the price of the Fund's shares will not fluctuate.** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.***

We appreciate your participation in the U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.

[PHOTO]                        [PHOTO]
John C. van Eck                Gregory F. Krenzer

/s/ John C. van Eck            /s/ Gregory F. Krenzer
Chairman                       Portfolio Manager

January 19, 1999



----------
* Performance data represents past performance and is not indicative of future results.

** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

*** Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck and Van Eck/Chubb Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                                Asia Dynasty Fund
              Schedule of Portfolio Investments December 31, 1998


No. of Shares
or Principal
Amount            Securities (a)                             Value (Note 1)
--------------------------------------------------------------------------------
China: 1.5%

         650,000  Hengan International Group Co. Ltd.+           $ 237,012
                                                               -----------
Hong Kong: 33.3%
        117,000   Cheung Kong (Holdings) Ltd.                      841,916
        315,000   China Telecom (Hong Kong) Ltd.+                  544,821
         30,000   CLP Holdings Ltd.                                149,468
        655,000   First Tractor Company Ltd.                       149,642
         29,400   HSBC Holdings plc                                732,391
         23,000   Huaneng Power International, Inc.+               333,500
         39,000   Hutchison Whampoa Ltd.                           275,605
        100,000   Johnson Electric Holdings Ltd.                   256,857
        300,000   National Mutual Asia Ltd.                        224,589
        210,000   New World Development
                    Company Ltd.                                   528,558
        245,000   Ng Fung Hong Ltd.                                219,781
        779,500   Qingling Motors Co.                              136,834
         86,000   Sun Hung Kai Properties Ltd.                     627,170
         78,000   Wing Hang Bank Ltd.                              194,308
                                                               -----------
                                                                 5,215,440
                                                               -----------
India: 9.0%
          7,000   Dr. Reedy's Laboratories Ltd.                     80,021
          3,000   Hindustan Lever Ltd.                             117,506
          4,000   Housing Development Finance
                    Corporation Ltd.                               205,180
          6,000   ITC Ltd.                                         105,957
         34,000   Mahanagar Telephone Nigam Ltd.                   146,664
          2,500   NIIT Ltd.                                         95,585
          5,000   Pentafour Software & Exports Ltd.                 83,176
          8,000   Satyam Computer Services Ltd.                    137,038
         20,000   Siemens India Ltd.+                              106,004
          5,000   Tata Infotech Ltd.                               165,411
          9,000   Videsh Sanchar Nigam Ltd.                        156,181
                                                               -----------
                                                                 1,398,723
                                                               -----------
Indonesia: 7.1%
USD     620,000   PT Astra Overseas Finance Bond
                    8.75% 8/07/03 (b)+                             173,600
      3,000,000   PT Bimantara Citra                               196,875
         23,200   PT Gudang Garam Tbk                               33,785
      2,000,000   PT Pabrik Kertas Tjiwi Kimia+                    518,750
        800,000   PT Ramayana Lestari Sentosa Tbk                  192,500
                                                               -----------
                                                                 1,115,510
                                                               -----------
Philippines: 3.8%
      1,000,000   Ayala Corp.                                      353,470
          4,200   Benpres Holdings Corp. (GDR)+                     13,125
      3,190,000   DMCI Holdings Inc.+                              134,488
        474,000   SM Prime Holdings Inc.                            90,170
                                                               -----------
                                                                   591,253
                                                               -----------
Singapore: 16.6%
         63,000   City Development Limited (Class A)               272,835
         67,500   DBS Bank "F"                                     609,175
        190,000   DBS Land Ltd.                                    279,649
         39,080   Overseas-Chinese Banking
                    Corp., Ltd. "F"                                265,110
         75,000   Singapore Airlines Ltd. "F"                      549,667
         25,723   Singapore Press Holdings Ltd.                    280,445
      1,500,000   Tan Chong International Ltd.                     147,144
         50,000   Venture Manufacturing
                    (Singapore) Ltd.                               190,793
                                                               -----------
                                                                 2,594,818
                                                               -----------
South Korea: 11.8%
         16,000   Hanjin Heavy Industries                          122,361
         35,000   Housing & Commercial Bank, Korea                 433,500
          6,200   Korea Electric Power Corp.                       153,583
         32,899   Medison Co. Ltd.                                 382,865
          1,000   SK Telecom Company Ltd.
                    (Warrants expiring 12/07/99)+                  200,146
          1,155   S1 Corporation                                   216,022
            770   Samsung Fire & Marine Insurance                  288,030
            222   Samsung Fire & Marine Insurance
                    (Rights expiring 1/04/99)+                      42,665
                                                               -----------
                                                                 1,839,172
                                                               -----------
Taiwan: 11.4%
USD     500,000   A.D.I. Corp. Bond 7.00% 3/09/01                  375,000
         42,547   Taiwan Index Fund
                    (Index Shares)+                                417,641
         87,669   Taiwan Index Fund
                    (Liquidity Shares)+                            994,691
                                                               -----------
                                                                 1,787,332
                                                               -----------
Thailand: 5.5%
         40,000   Ban Pu Coal Co. Ltd. "F"+                         81,431
        115,000   Bangkok Bank Public Co. Ltd.+                    164,512
         40,100   Grammy Entertainment Public
                    Company Ltd.                                   191,950
        197,000   Thai Farmers Bank Public Co. Ltd.+               289,945
          6,000   The Pizza Public Company Ltd.                     20,138
         65,000   Tipco Asphalt Public Company Ltd.+               104,608
                                                               -----------
                                                                   852,584
                                                               -----------

Total Stocks and Other Investments: 100.0%
(Cost: $13,024,006)                                             15,631,844

Other assets less liabilities: (0.0)%                               (5,037)
                                                               -----------
Net Assets: 100%                                               $15,626,807
                                                               ===========

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b)  Security is in default on interest payments.

+ -- Non-income producing

Glossary:

"F" -- Foreign Registry
GDR -- Global Depositary Receipt


                        See Notes to Financial Statements

                                Asia Dynasty Fund
              Schedule of Portfolio Investments December 31, 1998

Summary of                                                           % of
Investments                                                           Net
By Industry                                                         Assets
-------------                                                       -------
Air Transportation                                                    3.5%
Banking                                                              18.5%
Coal                                                                  0.5%
Conglomerates                                                         4.8%
Consumer Services                                                     3.7%
Electronics                                                           2.9%
Energy                                                                2.1%
Engineering & Construction                                            1.5%
Entertainment & Leisure Time                                          1.2%
Foods & Beverages                                                     1.4%
Foreign Government Bonds                                              9.0%
Forest Products                                                       3.3%
Industrials                                                           0.8%
Information Systems                                                   3.1%
Insurance                                                             3.6%
Machinery                                                             0.7%
Medical Products and Supplies                                         3.0%
Publishing                                                            1.8%
Real Estate                                                          16.9%
Restaurants                                                           0.1%
Retail                                                                1.2%
Semiconductors                                                        2.4%
Telecommunications                                                    8.0%
Tobacco                                                               0.2%
Transportation                                                        3.9%
Utilities                                                             1.9%
                                                                    -----
                                                                    100.0%
                                                                    =====


                        See Notes to Financial Statements

                              Global Balanced Fund
              Schedule of Portfolio Investments December 31, 1998


No. of Shares
or Principal
Amount            Securities (a)                             Value (Note 1)
--------------------------------------------------------------------------------
Australia: 1.3%
AUD     600,000   Government of Australia Bond
                    7.50% 9/15/09                                $ 441,727
                                                               -----------
Austria: 0.8%
ATS   3,200,000   Republic of Austria Bond
                    7.00% 9/20/99                                  280,029
                                                               -----------
Denmark: 0.5%
          2,800   ISS International Service System A.S.            182,142
                                                               -----------
Finland: 0.4%
          1,000   Nokia Oyj (Class A)                              121,594
                                                               -----------
France: 2.6%
DEM     410,000   Caisse D'Amort Dett Societe Bond
                    5.125% 1/25/28                                 266,077
            800   Castorama Dubois Investissements
                    S.A.+                                          182,477
            500   Groupe Danone                                    143,119
            700   Havas Advertising S.A.                           117,089
          1,500   Total S.A. (Class B)                             151,885
                                                               -----------
                                                                   860,647
                                                               -----------
Germany: 6.3%
          2,400   Bayerische HypoVereinsbank AG                    188,114
            460   Buderus AG                                       167,705
DEM   1,898,000   Deutschland Republic Bond
                    6.50% 7/04/27                                1,425,044
          2,200   Douglas Holdings AG                              133,457
            910   Fresenius AG (Pfd.)                              191,844
                                                               -----------
                                                                 2,106,164
                                                               -----------
Hong Kong: 0.6%
         18,000   Cheung Kong (Holdings) Ltd.                      129,526
          3,200   HSBC Holdings PLC                                 79,716
                                                               -----------
                                                                   209,242
                                                               -----------
Ireland: 0.9%
         13,888   Bank of Ireland                                  304,799
                                                               -----------
Italy: 7.6%
                  BTPS Bonds
ITL 600,000,000     9.50% 2/01/01                                  404,496
ITL 130,000,000     6.50% 11/01/27                                  98,345
ITL 640,000,000     6.25% 3/01/02                                  419,450
ITL1,440,000,000    4.50% 4/15/01                                  895,812
         33,000   Credito Italiano S.p.A                           195,700
         31,000   Eni S.p.A.                                       202,702
         14,000   Telecom Italia Mobile S.p.A.                     103,410
         25,000   Telecom Italia S.p.A.                            213,418
                                                               -----------
                                                                 2,533,333
                                                               -----------
Japan: 7.9%
          8,000   Bank of Tokyo Mitsubishi Bank+                    82,485
          7,000   Canon Inc.                                       148,976
          3,400   Circle K Japan Co. Ltd.                          148,914
JPY  30,000,000   Export-Import Japan Bond
                    2.875% 7/28/05                                 281,084
         15,000   Hitachi Ltd.                                      92,531
                  Japanese Government Bonds
JPY   2,900,000     2.30% 9/20/18                                   23,903
JPY  87,200,000     1.80% 6/20/08                                  755,633
          1,000   Keyence Corp.                                    122,494
         20,000   NGK Spark Plug Co., Ltd.                         202,864
            500   NTT Mobile Communications
                    Network, Inc.                                  204,891
          1,000   Rohm Co.                                          90,681
          1,600   Sony Corp.(ADR)                                  114,800
          5,000   Takeda Chemical Industries+                      191,672
          7,000   Tokyo Electric Power Company Inc.                172,108
                                                               -----------
                                                                 2,633,036
                                                               -----------
Mexico: 0.5%
         73,000   Cifra S.A. de C.V.+                               88,440
          3,300   Formentco Economico
                    Mexicano S.A. de C.V (ADR)                      87,863
                                                               -----------
                                                                   176,303
                                                               -----------
Netherlands: 2.1%
          4,400   Akzo Nobel N.V.                                  200,128
          5,800   Nutreco Holdings N.V.                            228,322
          2,100   Royal Dutch Petroleum Co.
                    (New York Registry Shares) (ADR)*              100,538
            800   Wolters Kluwer N.V.                              170,997
                                                               -----------
                                                                   699,985
                                                               -----------
Philippines: 0.7%
                  National Power Bonds
USD     150,000     8.40% 12/15/16                                 116,188
USD     150,000     7.875% 12/15/06                                131,754
                                                               -----------
                                                                   247,942
                                                               -----------
Portugal: 1.2%
          5,733   Banco Comercial Portugese                        175,959
          1,140   Telecel-Comunicacoes Pessoasis S.A.              232,639
                                                               -----------
                                                                   408,598
                                                               -----------
Spain: 0.9%
            228   Banco de Santander S.A.                            4,530
          4,100   Sol Melia S.A.                                   142,988
ESP  22,500,000   Spanish Government Bond
                    5.15% 7/30/09                                  169,382
                                                               -----------
                                                                   316,900
                                                               -----------
Sweden: 2.4%
          2,500   Assa Abloy AB (Class B)                           95,388
          7,000   Ericsson LM (Class B)                            166,282
          7,000   ForeningsSparbanken AB (Class A)                 180,929
SEK   2,700,000   Swedish Government Bond
                    10.25% 5/05/00                                 360,598
                                                               -----------
                                                                   803,197
                                                               -----------
Switzerland: 1.3%
            198   Adecco S.A.                                       90,354
            120   Novartis AG                                      235,808
            280   Swisscom AG+                                     117,176
                                                               -----------
                                                                   443,338
                                                               -----------


                        See Notes to Financial Statements

                              Global Balanced Fund
              Schedule of Portfolio Investments December 31, 1998


No. of Shares
or Principal
Amount            Securities (a)                             Value (Note 1)
--------------------------------------------------------------------------------
United Kingdom: 8.6%
         14,000   Alliance Unich PLC                             $ 131,284
         17,000   Amvescap PLC                                     134,608
            190   British Aerospace PLC                              1,608
         10,434   British Petroleum Co. PLC                        155,201
         18,200   Compass Group PLC                                205,225
          6,052   Glaxo Wellcome PLC                               206,836
         30,000   Hays PLC                                         256,200
         16,506   Lloyds TSB Group PLC                             232,791
         27,075   Misys PLC                                        198,445
          5,000   Select Appointments Holdings PLC                 107,500
                  United Kingdom Treasury Notes
GBP      26,000     8.00% 12/07/15                                  61,718
GBP     230,000     8.00% 12/07/00                                 403,079
GBP     189,000     7.50% 12/07/06                                 376,918
         16,000   Vodafone Group PLC                               258,422
          24,923  Williams PLC                                     139,484
                                                               -----------
                                                                 2,869,319
                                                               -----------
United States: 52.7%
          5,000   ADC Telecommunications Inc.                      173,750
          3,500   American Express Co.*                            357,875
          8,000   American International Group, Inc.*              773,000
          4,600   Associates First Capital Corp.                   194,925
          8,000   Bank of New York Co. Inc.*                       322,000
          2,600   Bestfoods                                        138,450
          3,000   Burlington Northern Santa Fe Corp.*              101,250
          3,000   Cardinal Health Inc.                             227,625
          5,000   CBS Corp.                                        163,750
          9,000   Cisco Systems, Inc.+                             835,313
USD     130,000   CNA Financial Corp. Note
                    6.50% 4/15/05                                  130,957
          7,600   Coastal Corp.                                    265,525
         11,000   Federal Home Loan Mortgage Corp.                 708,813
USD     335,000   Federal Home Loan Mortgage Corp.
                    Bond 6.22% 6/24/08                             342,140
          8,500   Federal National Mortgage Association            629,000
GBP     440,000   Federal National Mortgage
                    Association Bond
                    6.875% 6/07/02                                 775,836
          3,200   Federated Department Stores, Inc.*+              139,400
          4,000   Fort James Corp.                                 160,000
          3,000   Fox Entertainment Corp.                           75,563
          3,000   General Electric Co.                             306,188
USD     205,785   Government National Mortgage
                    Association Bond
                    7.00% 6/15/27                                  210,607
          8,000   Home Depot Inc.                                  489,500
          2,500   Intel Corp.                                      296,406
          1,400   International Business Machines Corp.            258,650
          4,000   Jacor Communications Inc.+                       257,500
          6,000   Lucent Technologies Inc.                         660,000
          4,000   Masco Corp.                                      115,000
          2,487   MCI WorldCom, Inc.+                              178,442
          4,000   Merck & Co., Inc.                                590,750
            600   Microsoft Corp.+                                  83,213
          4,500   Network Associates Inc.                          298,125
          4,000   Pfizer Inc.                                      501,750
          2,000   Procter & Gamble Co.*                            182,625
USD     200,000   Residential Asset Securitization
                    Trust Bond
                    6.75% 6/25/28                                  201,730
          4,000   Royal Caribbean Cruise Line Inc.                 148,000
          2,300   Staples Inc.+                                    100,481
          3,000   Tyco International Ltd.                          226,313
                  U.S. Treasury Bonds
USD     110,000     7.875% 2/15/21*                                144,994
USD      20,000     7.25% 5/15/16                                   24,269
USD     200,000     6.375% 8/15/27                                 230,063
USD     725,000     6.25% 8/15/23*                                 811,321
USD     426,323   U.S. Treasury Inflation Index Note
                    3.625% 1/15/08                                 418,063
                  U.S. Treasury Notes
USD     495,000     7.00% 7/15/06*                                 563,836
USD   1,030,000     6.50% 10/15/06                               1,143,622
USD     280,000     6.25% 6/30/02                                  293,913
USD     350,000     5.75% 11/15/00                                 356,891
USD     645,000     5.50% 2/28/03                                  664,350
USD     169,000     4.75% 11/15/08                                 170,373
USD   1,200,000     4.00% 10/31/00                               1,187,622
                                                               -----------
                                                                17,629,769
                                                               -----------
Total Stocks and Other Investments: 99.3%
(Cost: $24,199,186)                                             33,268,064

Other assets less liabilities: 0.7%                                232,092
                                                               -----------
Net Assets: 100%                                               $33,500,156
                                                               ===========

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

*    These securities are segregated for forward foreign currency contracts.

+    Non-income producing.

Glossary:

ADR -- American Depositary Receipt


Summary of                                                          % of
Investments                                                          Net
By Industry                                                        Assets
-------------                                                      -------
Advertising                                                         0.3%
Auto Parts                                                          0.6%
Banks                                                               4.2%
Broadcast Media                                                     0.8%
Chemicals                                                           0.6%
Commercial Services                                                 0.5%
Computer Software                                                   1.1%
Corporate Bonds                                                     1.0%
Diversified                                                         0.8%
Domestic Oil & Gas                                                  0.3%
Drug & Healthcare                                                   6.1%
Durables                                                            0.3%
Electronics & Electrical
  Equipment                                                         0.9%
Electronic Data Processing,
  Entertainment & Leisure                                           0.4%
Financial Services                                                  7.2%
Food & Household Products                                           2.9%
Foreign Government Bonds                                           19.9%
Housing & Construction                                              0.3%
Insurance                                                           2.3%
International Oil                                                   1.5%
Machinery                                                           0.5%
Manufacturing                                                       1.4%
Natural Gas-Pipelines                                               0.8%
Office Equipment & Supplies                                         3.6%
Paper & Forest Products-
  Diversified                                                       0.5%
Pharmaceuticals                                                     0.7%
Publishing & Broadcasting                                           1.2%
Real Estate                                                         0.8%
Retail                                                              3.8%
Science & Technology                                                2.5%
Telecommunications                                                  7.3%
Temporary Services                                                  0.6%
Transportation                                                      0.3%
U.S. Government
  Agencies & Obligations                                           21.9%
Utilities                                                           1.4%
Other assets
  less liabilities                                                  0.7%
                                                                  -----
                                                                  100.0%
                                                                  =====


                        See Notes to Financial Statements

                             Global Hard Assets Fund
              Schedule of Portfolio Investments December 31, 1998


No. of Shares
or Principal
Amount            Securities (a)                             Value (Note 1)
--------------------------------------------------------------------------------
Australia: 5.1%
Energy: 0.4%
        236,935   Portman Mining Ltd.                            $ 126,051
                                                               -----------
Industrial Metals: 2.2%
        930,000   Pasminco Ltd.                                    705,182
                                                               -----------
Precious Metals: 2.5%
        380,620   Acacia Resources Ltd.                            562,089
        341,545   Consolidated Gold NL+                              6,475
        111,500   Delta Gold NL                                    169,092
      2,250,000   Gullewa Gold NL+                                  89,432
                                                               -----------
                                                                   827,088
                                                               -----------
                                                                 1,658,321
                                                               -----------
Canada: 25.2%
Energy: 8.5%
         41,000   AltaGas Service Inc. (Special
                    Warrants expiring 1/24/99)+*(b)                234,324
         26,100   Berkley Petroleum Corp.+                         197,753
        150,000   Cypress Energy Inc.+                             377,204
         85,000   Edge Energy Inc.+                                131,858
         60,000   Interoil Corp.+                                   66,000
         89,000   NQL Drilling Tools Inc.+                         232,528
         87,000   Pacalta Resources Ltd.+                          247,191
CAD     375,000   Pacalta Resources Ltd. Sr. Notes
                    Series B 10.75% 6/15/04+                       301,875
        125,000   Plains Energy Services Ltd.+                     255,144
         25,000   Poco Petroleums Ltd.+                            209,014
         77,500   Startech Energy, Inc.+                           189,827
        144,500   Stellarton Energy Corp.+                         132,136
        300,000   Volterra Resources Inc.                           92,097
        333,000   Windsor Energy Corp.+                             84,827
                                                               -----------
                                                                 2,751,778
                                                               -----------
Forest Products and Paper: 1.8%
         85,700   St. Laurent Paperboard Inc.+                     601,747
                                                               -----------
Precious Metals: 7.0%
         58,500   Barrick Gold Corp.                             1,140,745
        707,700   Brazilian Resources Inc.+                         69,337
         19,900   Euro-Nevada Mining Corp.                         324,951
         30,500   Meridian Gold Inc.                               179,295
         47,200   Placer Dome Inc.                                 542,800
                                                               -----------
                                                                 2,257,128
                                                               -----------
Real Estate: 7.9%
         22,000   Bentall Corp.                                    229,915
         40,000   Boardwalk Equities, Inc.+                        441,541
         30,000   Brookfield Properties Corp.                      368,387
         36,000   Cadillac Fairview Corp.+                         672,750
         30,700   Legacy Hotels REIT                               128,334
         35,000   TrizecHahn Corp.                                 717,500
                                                               -----------
                                                                 2,558,427
                                                               -----------
                                                                 8,169,080
                                                               -----------
France: 2.4%
Real Estate: 2.4%
          1,000   Accor S.A.                                       216,468
          3,500   Societe Fonciere Lyonnaise+                      549,756
          3,500   Societe Fonciere Lyonnaise
                    (Warrants expiring 7/30/02)+*                    3,694
                                                               -----------
                                                                   769,918
                                                               -----------
Italy: 1.4%
Energy: 1.4%
          6,500   Ente Nazionale Idrocaburi S.p.A. (ADR)           440,375
                                                               -----------
Russia: 2.0%
Energy: 2.0%
          1,650   Khanty Mansiysk Oil Corp.+* (b)                  660,000
                                                               -----------
South Africa: 1.6%
Precious Metals: 1.6%
         25,900   AngloGold Ltd. (ADR)                             506,669
                                                               -----------
United Kingdom: 1.0%
Industrial Metals: 1.0%
        163,100   Billiton PLC                                     323,200
                                                               -----------
United States: 60.8%
Energy: 18.0%
         13,000   Anadarko Petroleum Corp.                         401,375
         21,600   Apache Corp.                                     546,750
         36,200   Denali Inc.+                                     506,800
          9,500   Exxon Corp.                                      694,688
         74,500   Forcenergy Inc.+                                 195,563
         25,200   Gulf Island Fabrication, Inc.+                   195,300
         12,000   J. Ray McDermott, S.A.+                          293,250
         53,000   KCS Energy, Inc.                                 162,313
          8,700   Kerr-McGee Corp.                                 332,775
          4,700   Marine Drilling Companies, Inc.+                  36,131
         37,000   Miller Exploration Co.+                          166,500
          2,100   Mobil Corp.                                      182,963
         35,000   Occidental Petroleum Corp.                       590,625
         32,000   Pogo Producing Co.                               416,000
         21,000   Pride International, Inc.+                       148,313
         12,000   Santa Fe International Corp.                     175,500
         15,600   Stone Energy Corp.+                              448,500
         36,000   Swift Energy Co.+                                265,500
         13,500   UNIFAB International, Inc.+                      108,000
                                                               -----------
                                                                 5,866,846
                                                               -----------
Forest Products and Paper: 6.8%
         13,600   Bowater Inc.                                     563,550
          9,187   Fort James Corp.                                 367,480
         37,500   Plum Creek Timber Company, L.P.                  977,344
          6,600   Weyerhaeuser Co.                                 335,363
                                                               -----------
                                                                 2,243,737
                                                               -----------


                        See Notes to Financial Statements

                             Global Hard Assets Fund
              Schedule of Portfolio Investments December 31, 1998


No. of Shares
or Principal
Amount            Securities (a)                             Value (Note 1)
--------------------------------------------------------------------------------
United States (continued)
Industrial Metals: 5.2%
         14,300   Aluminum Co. of America (Alcoa Inc.)         $ 1,066,244
          6,700   Nucor Corp.                                      289,775
         27,550   Steel Dynamics, Inc.+                            323,713
                                                               -----------
                                                                 1,679,732
                                                               -----------
Precious Metals: 9.2%
USD   1,100,000   Business Development Bank of Canada
                    Yen/Gold Linked Note 4.85% 9/30/99             928,730
USD   1,400,000   Morgan Guaranty Trust Co.
                    Gold/Silver Ratio Indexed Note
                    2.61% 6/18/99                                1,374,660
         16,500   Stillwater Mining Co.                            676,500
                                                               -----------
                                                                 2,979,890
                                                               -----------
Real Estate: 21.6%
         13,000   AMB Property Corp.                               286,000
          5,000   Arden Realty, Inc.                               115,938
         20,000   Bedford Property Investors, Inc.                 337,500
          2,700   Boston Properties, Inc.                           82,350
         21,000   Brandywine Realty Trust                          375,375
         20,000   CarrAmerica Realty Corp.                         480,000
         44,000   Cornerstone Properties, Inc.                     687,500
         15,000   Equity Office Properties Trust                   360,000
         10,000   Equity Residential Properties Trust              404,375
         20,000   Excel Legacy Corp.+                               80,000
         20,050   Kilroy Realty Corp.                              461,150
         10,400   Macerich Co. (The)                               266,500
         12,000   Mack-Cali Realty Corp.                           370,500
         20,400   New Plan Excel Realty Trust                      452,625
         15,000   Pan Pacific Retail Properties, Inc.              299,063
         80,000   Patriot American Hospitality, Inc.               480,000
         21,000   Philips International Realty                     322,875
         16,500   Prentiss Properties Trust                        368,156
         15,000   ProLogis Trust                                   311,250
         14,000   Starwood Hotels & Resorts                        317,625
          4,000   United Dominion Realty Trust, Inc.                41,250
         12,000   Westfield America, Inc.                          207,000
                                                               -----------
                                                                 7,107,032
                                                               -----------
                                                                19,877,237
                                                               -----------

Total Stocks and Other Investments: 99.5%
(Cost: $39,547,481)                                             32,404,800
                                                               -----------

Securities Sold Short: (8.4%)
Canada: (2.6%)
Energy: (2.6%)
         16,800   Suncor Energy Inc.                              (501,900)
         18,000   Westcoast Energy Inc.                           (357,750)
                                                               -----------
                                                                  (859,650)
                                                               -----------
United States: (5.8%)
Energy: (4.3%)
         20,000   Barret Resources Corp.+                         (480,000)
         10,900   Carbo Ceramics Inc.                             (190,750)
         10,000   Core Laboratories N.V.+                         (187,500)
         20,000   Tidewater Inc.                                  (463,750)
         15,000   Trico Marine Services Inc.+                      (73,125)
                                                               -----------
                                                                (1,395,125)
                                                               -----------
Real Estate: (1.5%)
         10,000   Lasalle Partners Inc.                           (294,375)
          5,500   Vornado Realty Trust                            (185,625)
                                                               -----------

                                                                  (480,000)
                                                               -----------
                                                                (1,875,125)
Total Securities Sold Short:
(Proceeds received: $3,012,062)                                 (2,734,775)
                                                               -----------
Total Investments Net of Securities
  Sold Short: 91.1%                                             29,670,025
Other assets less liabilities: 8.9%                              2,889,646
                                                               -----------
Net Assets: 100%                                               $32,559,671
                                                               ===========

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b)  Restricted security, see Note 8.

*    Fair value as determined by Board of Trustees.

+    Non-income producing.

Glossary:

ADR - American Depositary Receipt

Summary of                                                            % of
Investments                                                            Net
By Industry                                                          Assets
-------------                                                        -------
Energy                                                                23.4%
Forest Products and Paper                                              8.6%
Industrial Metals                                                      8.4%
Precious Metals                                                       20.3%
Real Estate                                                           30.4%
Other assets less liabilities                                          8.9%
                                                                     -----
                                                                     100.0%
                                                                     =====


                        See Notes to Financial Statements

                               Gold/Resources Fund
              Schedule of Portfolio Investments December 31, 1998


No. of Shares     Securities (a)                             Value (Note 1)
--------------------------------------------------------------------------------
Australia: 20.4%
      1,500,000   Acacia Resources Ltd.                        $ 2,215,158
        711,198   Delta Gold NL                                  1,078,545
        114,903   Great Central Mines Ltd.                          82,207
      1,055,681   Lihir Gold Ltd.+                               1,181,354
      1,258,215   Newcrest Mining Ltd.+                          1,740,379
        375,000   Niugini Mining Ltd.                              522,832
      2,419,133   Normandy Mining Ltd.                           2,233,742
        637,964   Sons of Gwalia Ltd.                            1,810,133
        142,239   Zimbabwe Platinum Mines Ltd.+                     27,838
                                                               -----------
                                                                10,892,188
                                                               -----------
Canada: 35.8%
        136,800   Agnico-Eagle Mines Ltd.                          564,300
        125,000   Barrick Gold Corp.                             2,437,500
         93,600   Boliden Ltd. (Installment Receipt)+              235,375
        143,150   Cambior, Inc.                                    705,932
        140,000   Central Fund of Canada Ltd. (Class A)            490,000
        100,000   Claude Resources, Inc.+                           94,709
         74,700   Cumberland Resources Ltd.+                        92,704
        172,000   Euro-Nevada Mining Corp.                       2,808,621
         69,000   Franco Nevada Mining Co.+                      1,322,762
        291,600   Geomaque Explorations Ltd.+                      285,695
      1,205,000   Greenstone Resources Ltd.+                     1,078,282
        132,000   IAMGOLD, International
                    African Mining Gold Corp.                      344,872
        255,000   International Roraima Gold Corp.+                  4,996
        582,000   Meridian Gold Inc.+                            3,421,293
        134,200   Placer Dome Inc.                               1,543,300
         30,000   Rayrock Yellowknife Resources, Inc.+             122,468
        416,200   Richmont Mines, Inc.+                          1,067,005
        322,500   Romarco Minerals, Inc.+                          315,969
        195,000   Solitario Resources Corp.+                       146,472
         99,800   Sutton Resources Ltd.+                           430,228
        140,000   Teck Corp. (Class B)                           1,024,167
        303,200   TVX Gold Inc.+                                   549,558
                                                               -----------
                                                                19,086,208
                                                               -----------
Ghana: 2.3%
         30,191   Ashanti Goldfields Co. Ltd.                       64,156
        126,000   Ashanti Goldfields Co. Ltd.
                    (Sponsored GDR)                              1,181,250
                                                               -----------
                                                                 1,245,406
                                                               -----------
United States: 29.6%
        645,872   Battle Mountain Canada Inc.                    2,664,222
                    (Exchangeable Shares)
        221,300   Battle Mountain Gold Co. (Class A)               912,863
        328,700   Crown Resources Corp.+                           667,672
        137,100   Getchell Gold Corp.+                           3,735,975
        140,000   Glamis Gold Ltd.+                                262,500
        152,600   GoldCorp Inc. (Class A)+                         877,450
        360,601   Homestake Mining Co.                           3,313,022
        115,405   Newmont Mining Corp.                           2,084,503
      1,000,000   Piedmont Mining Co., Inc. (b)+                    37,500
         30,500   Stillwater Mining Co.                          1,250,500
                                                               -----------
                                                                15,806,207
                                                               -----------
Total Stocks and Other Investments: 88.1%
(Cost: $47,981,190)                                             47,030,009
                                                               -----------

No. of
Contracts        Securities (a)                              Value (Note 1)
--------------------------------------------------------------------------------

           875    Philadephia Gold & Silver Index
                    (strike price @ $50.00
                    expiring 3/20/99)                            $ 207,812
           375    Philadephia Gold & Silver Index
                    (strike price @ $55.00
                    expiring 1/16/99)                               18,750
                                                               -----------

Total Put Options Purchased
(Cost: $213,906)                                                   226,562
                                                               -----------
Principal
Amount            Short-Term Obligations: 8.2%
--------------------------------------------------------------------------------
      $ 400,000   American Express Co.
                    Commercial Paper due 1/04/99
                    Interest Yield 4.06%                           399,867
      2,500,000   General Electric Co.
                    Commercial Paper due 1/04/99
                    Interest Yield 4.77%                         2,499,021
       1,500,000  U.S. Treasury Bill due 1/21/99
                    Interest Yield 4.42%                         1,496,392
                                                               -----------

Total Short-Term Obligations
(Amortized Cost: $4,395,280)                                     4,395,280
                                                               -----------
Total Investments: 96.7%
(Cost: $52,590,376)                                             51,651,851
Other assets less liabilities: 3.3%                              1,745,152
                                                               -----------
Net Assets: 100%                                               $53,397,003
                                                               ===========

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b)  Affiliated company,  see Schedule of Affiliated Company  Transactions (Note
     9).

+    Non-income producing.

Glossary:

ADR -- American Depositary Receipt

GDR -- Global Depositary Receipt

Summary of                                                            % of
Investments                                                            Net
By Industry                                                          Assets
-------------                                                       -------
Gold Mining                                                           85.2%
Industrial Metals-Diversified                                          0.6%
Platinum/Palladium/Rhodium                                             2.3%
Put Options Purchased                                                  0.4%
Commercial Paper                                                       5.4%
U.S. Treasury Bill                                                     2.8%
Other assets less liabilities                                          3.3%
                                                                     -----
                                                                     100.0%
                                                                     =====


                        See Notes to Financial Statements

                        International Investors Gold Fund
               Schedule of Portfolio Investments December 31, 1998


No. of Shares     Securities (a)                             Value (Note 1)
--------------------------------------------------------------------------------
Australia: 7.9%
      2,070,000   Acacia Resources Ltd.                        $ 3,056,919
      1,500,000   Delta Gold N.L.                                2,274,780
        464,903   Great Central Mines Ltd.                         332,616
      2,333,654   Lihir Gold Ltd.                                2,611,464
        700,000   Menzies Gold N.L.+                                53,506
      1,967,000   Newcrest Mining Ltd.+                          2,720,780
      6,955,808   Normandy Mining Ltd.                           6,422,750
        425,000   Sons of Gwalia Ltd.                            1,205,878
        220,000   Zimbabwe Platinum Mines Ltd.+                     43,050
                                                              ------------
                                                                18,721,743
                                                              ------------
Canada: 20.3%
        192,300   Agnico-Eagle Mines Ltd.                          793,238
        540,000   Barrick Gold Corp.                            10,530,000
         93,600   Boliden Ltd. (Installment Receipt)+              235,375
        118,700   Cambior, Inc.                                    585,359
        100,000   Claude Resources, Inc.+                           94,709
        397,400   Euro-Nevada Mining Corp.                       6,489,223
        149,000   Franco Nevada Mining Corp.+                    2,856,401
        250,000   Geomaque Explorations Ltd.+                      244,938
        254,300   GoldCorp. Inc. (Class A)+                      1,462,225
      3,485,000   Greenstone Resources Ltd.+                     3,118,517
      1,503,400   Meridian Gold Inc.+                            8,837,753
        776,900   Placer Dome Inc.                               8,934,350
        350,000   Richmont Mines, Inc.+                            897,289
        150,000   Romarco Minerals, Inc.+                          146,963
        258,500   Sutton Resources Ltd.+                         1,114,370
         80,000   Teck Corp. (Class B)                             585,238
        819,500   TVX Gold Inc.+                                 1,485,344
                                                              ------------
                                                                48,411,292
                                                              ------------
Ghana: 1.3%
        318,000   Ashanti Goldfields Co. Ltd.
                    (Sponsored GDR)                              2,981,250
                                                              ------------
South Africa: 16.7%
        445,266   Anglo American Platinum
                    Corporation Ltd. (b)                         6,094,578
        365,509   Anglogold Ltd.                                 9,612,406
      4,630,755   AvGold Ltd.(b)+                                2,639,531
        682,500   Driefontein Consolidated Ltd. (b)              2,730,000
      1,069,930   Gold Fields Ltd. (b)+                          5,884,615
        182,900   Gold Fields of South Africa Ltd. (b)             320,075
        801,140   Harmony Gold Mining Co. Ltd. (b)+              3,805,415
        645,000   Impala Platinum Holdings Ltd. (ADR)            8,747,813
          7,249   Western Area Gold
                    Mining Co. Ltd. (ADR)                           23,197
                                                              ------------
                                                                39,857,630
                                                              ------------
United Kingdom: 0.4%
        513,333   Billiton PLC                                   1,017,225
                                                              ------------
United States: 21.1%
        222,000   Battle Mountain Canada, Inc.
                    (Exchangeable Shares)                          915,750
      1,772,700   Battle Mountain Gold Co.                       7,312,388
USD   6,000,000   Business Development Bank of
                    Canada Yen/Gold Linked Note
                    4.50% 11/17/99                               5,854,800
        100,000   Crown Resources Corp.+                           203,125
        596,500   Getchell Gold Corp.+                          16,254,625
        400,000   Glamis Gold Ltd.+                                750,000
      1,324,939   Homestake Mining Co.                          12,172,877
        339,600   Newmont Mining Corp.                           6,134,025
      1,270,000   Piedmont Mining Co., Inc. (c)+                    47,625
         20,000   Stillwater Mining Co.                            820,000
                                                              ------------
                                                                50,465,215
                                                              ------------
Total Stock and Other Investments: 67.7%
(Cost:  $136,054,788)                                          161,454,355
                                                              ------------
No. of
Contracts         Put Options Purchased: 0.3%
--------------------------------------------------------------------------------
          2,625     Philadephia Gold & Silver Index
                     (strike price @ $50.00
                     expiring 3/20/99)                             623,438
          1,125   Philadephia Gold & Silver Index
                     (strike price @ $55.00
                     expiring 1/16/99)                              56,250
                                                              ------------
Total Put Options Purchased
(Cost: $641,719)                                                   679,688
                                                              ------------
Principal
Amount            Short-Term Obligations: 18.3%
--------------------------------------------------------------------------------
    $15,000,000   U.S. Treasury Bill due 1/21/99
                    Interest Yield 4.37%                        14,963,583
      28,000,000  U.S. Treasury Bill due1/21/99
                    Interest Yield 4.39%                        27,931,711
        800,000   General Electric Capital
                    Commercial Paper due 1/04/99
                    Interest Yield 4.70%                           799,687
                                                              ------------
Total Short-Term Obligations
(Amortized Cost: $43,694,981)                                   43,694,981
                                                              ------------

Total Investments: 86.3% (Cost: $180,391,488)                  205,829,024
Other assets less liabilities: 13.7%                            32,809,645
                                                              ------------
Net Assets: 100%                                              $238,638,669
                                                              ============



(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b) Includes securities in the form of American Depositary Receipts (ADR). ADR's are traded at prices substantially equivalent to those quoted for ordinary shares.

(c)  Affiliated company,  see Schedule of Affiliated Company  Transactions (Note
     9).

+    Non-income producing.

Glossary:

ADR -- American Depositary Receipt


Summary of                                                            % of
Investments                                                           Net
By Industry                                                          Assets
-------------                                                       -------

Aluminum                                                               0.4%
Gold & Silver                                                         60.5%
Platinum/Palladium/
  Rhodium                                                              4.1%
Precious Metals-Finance                                                2.7%
Treasury Bills                                                        18.0%
Put Options Purchased                                                  0.3%
Commercial Paper                                                       0.3%
Other assets
  less liabilities                                                    13.7%
                                                                     -----
                                                                     100.0%
                                                                     =====


                        See Notes to Financial Statements

                         U.S. Government Money Fund Fund
               Schedule of Portfolio Investments December 31, 1998

                                           Annualized Yield
                                             at Time of
Principal                   Maturity         Purchase or            Value
  Amount                      Date           Coupon Rate           (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Bills: 133.2%
$ 17,000,000                1/21/99             4.41%          $16,959,200
  16,350,000                1/21/99             4.45%           16,310,215
   4,125,000                1/21/99             4.49%            4,114,894
  25,575,000                1/21/99             4.49%           25,512,341
                                                               -----------
Total U.S. Treasury Bills
(Amortized Cost: $62,896,650)                                   62,896,650
                                                               -----------
Repurchase Agreements: 22.5% (Note 12):
$5,335,000
  (Cost: $5,335,000)
  Purchased on 12/31/98;
  maturity value--
  $5,337,608 (with
  Merrill Lynch & Co., Inc.
  collateralized by
  $5,260,000 U.S. Treasury
  Note due 10/31/99 with
  an interest rate of
  7.50% with a value
  of $5,450,020)            1/04/99             4.40%            5,335,000
$5,300,000
  (Cost: $5,300,000)
  Purchased on 12/31/98;
  maturity value---
  $5,302,591 (with
  Paine Webber Group Inc.
  collateralized by
  $5,210,000 U.S. Treasury
  Note due 4/30/00 with
  an interest rate of
  6.75% with a value
  of $5,409,903)            1/04/99             4.40%            5,300,000
                                                               -----------
Total Repurchase Agreements (Cost: $10,635,000)                 10,635,000
                                                               -----------
Total Investments: 155.7% (Cost: $73,531,650)                   73,531,650
Other assets less liabilities: (55.7%)                         (26,309,478)
                                                               -----------
Net Assets: 100%                                               $47,222,172
                                                               ===========


                        See Note to Financial Statements

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                                       37

Van Eck Funds
Statement of Assets and Liabilities
December 31, 1998


                                                                                  Asia Dynasty   Global Balanced
                                                                                     Fund              Fund
                                                                                 -------------    -------------
Assets:
Investments at cost ..........................................................     $13,024,006      $24,199,186
                                                                                 =============    =============
Investments at value (Note 1) ................................................     $15,631,844      $33,268,064
Cash .........................................................................              --           86,730

Segregated cash for short sales (Note 1) .....................................              --               --
Receivables:
  Securities sold ............................................................         439,379               --
  Receivables for securities sold short ......................................              --               --
  Capital shares sold ........................................................          31,320           13,014
  Interest and dividends .....................................................          32,021          236,284
Unrealized appreciation on open forward foreign currency contracts (Note 6) ..              --           54,807
Deferred organization costs and other assets (Note 1) ........................              --               --
                                                                                 -------------    -------------
      Total assets ...........................................................      16,134,564       33,658,899
                                                                                 -------------    -------------
Liabilities:
Payables:
  Due to custodian ...........................................................         276,969               --
  Securities purchased .......................................................              --               --
  Dividends payable ..........................................................              --               --
  Capital shares redeemed ....................................................         160,375           25,132
  Accounts payable ...........................................................          70,413           67,914
Securities sold short, at value (proceeds $3,012,062) (Note 1) ...............              --               --
Unrealized depreciation on open forward foreign currency contracts (Note 6) ..              --           65,697
                                                                                 -------------    -------------
      Total liabilities ......................................................         507,757          158,743
                                                                                 -------------    -------------
Net Assets ...................................................................     $15,626,807      $33,500,156
                                                                                 =============    =============
Class A Shares+:
Net assets ...................................................................     $10,684,887      $27,461,279
                                                                                 =============    =============
Shares outstanding ...........................................................       1,370,232        2,548,265
                                                                                 =============    =============
Net asset value and redemption price per share ...............................           $7.80           $10.78
                                                                                 =============    =============
Maximum offering price per share (NAV/(1-maximum sales commission)) ..........           $8.19           $11.32
                                                                                 =============    =============
Class B Shares:
Net assets ...................................................................      $4,941,920       $6,038,877

Shares outstanding ...........................................................         655,246          566,010

Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first six years of ownership) ...................................           $7.54           $10.67
                                                                                 =============    =============
Class C Shares:
Net assets ...................................................................              --               --

Shares outstanding ...........................................................              --               --

Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first year of ownership) ........................................              --               --

Net assets consist of:
  Aggregate paid in capital ..................................................     $15,391,343      $24,565,005
  Unrealized appreciation (depreciation) of investments, options, short sales,
    futures, foreign forward currency contracts and foreign currencies .......       2,581,722        9,058,978
  Accumulated net investment income (loss) ...................................         (79,734)        (171,441)
  Accumulated realized gain (loss) ...........................................      (2,266,524)          47,614
                                                                                 -------------    -------------
                                                                                   $15,626,807      $33,500,156
                                                                                 =============    =============

----------

+The U.S. Government Money Fund does not have a designated class of shares.



                        See Notes to Financial Statements


                                                                                    Global Hard    Gold/Resources
                                                                                    Assets Fund         Fund
                                                                                   -------------    -------------
Assets:
Investments at cost ..........................................................       $39,547,481      $52,590,376
                                                                                   =============    =============
Investments at value (Note 1) ................................................       $32,404,800      $51,651,851
Cash .........................................................................                --          116,426
Segregated cash for short sales (Note 1) .....................................         1,105,198               --
Receivables:
  Securities sold ............................................................         1,103,149        1,513,213
  Receivables for securities sold short ......................................         3,012,062               --
  Capital shares sold ........................................................           137,437        1,124,594
  Interest and dividends .....................................................           178,224            1,042
Unrealized appreciation on open forward foreign currency contracts (Note 6) ..                --               --
Deferred organization costs and other assets (Note 1) ........................            15,648               --
                                                                                   -------------    -------------
      Total assets ...........................................................        37,956,518       54,407,126
                                                                                   -------------    -------------
Liabilities:
Payables:
  Due to custodian ...........................................................         1,603,751               --
  Securities purchased .......................................................           495,235          788,388
  Dividends payable ..........................................................            75,511               --
  Capital shares redeemed ....................................................           404,979          125,983
  Accounts payable ...........................................................            80,063           95,752
Securities sold short, at value (proceeds $3,012,062) (Note 1) ...............         2,734,775               --
Unrealized depreciation on open forward foreign currency contracts (Note 6) ..             2,533               --
                                                                                   -------------    -------------
      Total liabilities ......................................................         5,396,847        1,010,123
                                                                                   -------------    -------------
Net Assets ...................................................................       $32,559,671      $53,397,003
                                                                                   =============    =============
Class A Shares+:
Net assets ...................................................................       $22,968,552      $53,397,003
                                                                                   =============    =============
Shares outstanding ...........................................................         2,220,601       17,550,582
                                                                                   =============    =============
Net asset value and redemption price per share ...............................            $10.34            $3.04
                                                                                   =============    =============
Maximum offering price per share (NAV/(1-maximum sales commission)) ..........            $10.86            $3.23
                                                                                   =============    =============
Class B Shares:
Net assets ...................................................................        $5,579,734               --
                                                                                   =============
Shares outstanding ...........................................................           538,104               --
                                                                                   =============
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first six years of ownership) ...................................            $10.37               --
                                                                                   =============
Class C Shares:
Net assets ...................................................................        $4,011,385               --
                                                                                   =============

Shares outstanding ...........................................................           385,780               --
                                                                                   =============
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first year of ownership) ........................................            $10.40               --
                                                                                   =============
Net assets consist of:
  Aggregate paid in capital ..................................................       $50,256,926     $113,842,981
  Unrealized appreciation (depreciation) of investments, options, short sales,
    futures, foreign forward currency contracts and foreign currencies .......        (6,864,873)        (931,631)
  Accumulated net investment income (loss) ...................................             6,744         (640,056)
  Accumulated realized gain (loss) ...........................................       (10,839,126)     (58,874,291)
                                                                                   -------------    -------------
                                                                                     $32,559,671      $53,397,003
                                                                                   =============    =============

                                                                                  International
                                                                                     Investors     U.S. Government
                                                                                     Gold Fund       Money Fund
                                                                                   -------------    -------------
Assets:
Investments at cost ..........................................................      $180,391,488      $73,531,650
                                                                                   =============    =============
Investments at value (Note 1) ................................................      $205,829,024      $73,531,650
Cash .........................................................................         3,023,594            1,346
Segregated cash for short sales (Note 1) .....................................                --               --
Receivables:
  Securities sold ............................................................         6,070,865               --
  Receivables for securities sold short ......................................                --               --
  Capital shares sold ........................................................        28,139,920        1,201,756
  Interest and dividends .....................................................            34,911            1,300
Unrealized appreciation on open forward foreign currency contracts (Note 6) ..                --               --
Deferred organization costs and other assets (Note 1) ........................                --               --
                                                                                   -------------    -------------
      Total assets ...........................................................       243,098,314       74,736,052
                                                                                   -------------    -------------
Liabilities:
Payables:
  Due to custodian ...........................................................                --               --
  Securities purchased .......................................................         2,946,748               --
  Dividends payable ..........................................................            72,447           19,699
  Capital shares redeemed ....................................................         1,253,231       27,439,501
  Accounts payable ...........................................................           185,577           54,680
Securities sold short, at value (proceeds $3,012,062) (Note 1) ...............                --               --
Unrealized depreciation on open forward foreign currency contracts (Note 6) ..             1,642               --
                                                                                   -------------    -------------
      Total liabilities ......................................................         4,459,645       27,513,880
                                                                                   -------------    -------------
Net Assets ...................................................................      $238,638,669      $47,222,172
                                                                                   =============    =============
Class A Shares+:
Net assets ...................................................................      $238,638,669      $47,222,172
                                                                                   =============    =============
Shares outstanding ...........................................................        36,194,281       47,222,172
                                                                                   =============    =============
Net asset value and redemption price per share ...............................             $6.59            $1.00
                                                                                   =============    =============
Maximum offering price per share (NAV/(1-maximum sales commission)) ..........             $6.99            $1.00
                                                                                   =============    =============
Class B Shares:
Net assets ...................................................................                --               --

Shares outstanding ...........................................................                --               --

Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first six years of ownership) ...................................                --               --

Class C Shares:
Net assets ...................................................................                --               --

Shares outstanding ...........................................................                --               --

Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first year of ownership) ........................................                --               --

Net assets consist of:
  Aggregate paid in capital ..................................................      $233,515,705      $47,222,172
  Unrealized appreciation (depreciation) of investments, options, short sales,
    futures, foreign forward currency contracts and foreign currencies .......        25,380,360               --
  Accumulated net investment income (loss) ...................................                --               --
  Accumulated realized gain (loss) ...........................................       (20,257,396)              --
                                                                                   -------------    -------------
                                                                                    $238,638,669      $47,222,172
                                                                                   =============    =============

                        See Notes to Financial Statements

Van Eck Funds
Statement of Operations
For the Year Ended December 31, 1998

                                                                              Asia Dynasty      Global Balanced
                                                                                  Fund               Fund
                                                                              ------------     -----------------
Income:
Dividends ................................................................    $  310,556           $ 201,295
Interest .................................................................        65,152             705,527
Foreign taxes withheld ...................................................       (11,694)            (13,903)
                                                                              ----------          ----------
Total income .............................................................       364,014             892,919
                                                                              ----------          ----------
Expenses:
Management (Note 2) ......................................................       116,529             234,574
Distribution Class A (Note 4) ............................................        51,818             128,556
Distribution Class B (Note 4) ............................................        51,735              55,654
Distribution Class C (Note 4) ............................................           --                  --
Administration (Note 2) ..................................................        53,901              92,891
Transfer agent ...........................................................       111,842             117,772
Professional .............................................................        59,467              38,558
Reports to shareholders ..................................................        21,438              36,731
Registration .............................................................        11,959              28,821
Custodian ................................................................        32,989              22,331
Trustees' fees and expenses ..............................................         3,125               7,399
Amortization of deferred organization costs ..............................           289               6,888
Other ....................................................................         6,935               6,816
                                                                              ----------          ----------
Total expenses ...........................................................       522,027             776,991
Expenses assumed by the Adviser and reduced by directed
  brokerage and or custody fee arrangement (Note 2) ......................      (107,754)           (123,632)
                                                                              ----------          ----------
Net expenses .............................................................       414,273             653,359
                                                                              ----------          ----------
Net investment income (loss) .............................................       (50,259)            239,560
Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain (loss) from security transactions ..........................    (2,143,295)          4,374,568
Realized gain (loss) from futures contracts and short sales ..............       (84,091)                --
Realized gain (loss) from options ........................................      (150,000)             (5,335)
Realized gain (loss) from foreign currency transactions ..................      (160,175)           (163,137)
Change in unrealized appreciation (depreciation) of foreign currencies and
  forward foreign currency contracts .....................................       (48,286)           (101,957)
Change in unrealized appreciation (depreciation) of investments, futures,
  short sales and options ................................................     2,137,795           1,605,960
                                                                              ----------          ----------
Net Increase (Decrease) in Net Assets Resulting from Operations ..........    $ (498,311)         $5,949,659
                                                                              ==========          ==========


                       See Notes to Financial Statements

                                                                             Global Hard    Gold/Resources
                                                                             Assets Fund         Fund
                                                                            -------------  ----------------
Income:
Dividends ................................................................ $  1,268,161       $  486,566
Interest .................................................................      216,117          280,650
Foreign taxes withheld ...................................................      (35,954)         (27,057)
                                                                           ------------       ----------
Total income .............................................................    1,448,324          740,159
                                                                           ------------       ----------
Expenses:
Management (Note 2) ......................................................      559,994          449,221
Distribution Class A (Note 4) ............................................      206,458          149,740
Distribution Class B (Note 4) ............................................       82,087              --
Distribution Class C (Note 4) ............................................       64,991              --
Administration (Note 2) ..................................................       21,170          206,722
Transfer agent ...........................................................      167,572          342,350
Professional .............................................................       31,187           47,045
Reports to shareholders ..................................................       53,993           56,853
Registration .............................................................       27,451           18,558
Custodian ................................................................       36,505           31,313
Trustees' fees and expenses ..............................................       15,113           14,046
Amortization of deferred organization costs ..............................        7,895              --
Other ....................................................................       20,614           28,189
                                                                           ------------       ----------
Total expenses ...........................................................    1,295,030        1,344,037
Expenses assumed by the Adviser and reduced by directed
  brokerage and or custody fee arrangement (Note 2) ......................     (101,502)         (18,172)
                                                                           ------------       ----------
Net expenses .............................................................    1,193,528        1,325,865
                                                                           ------------       ----------
Net investment income (loss) .............................................      254,796         (585,706)
Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain (loss) from security transactions ..........................  (11,838,909)     (13,823,751)
Realized gain (loss) from futures contracts and short sales ..............      981,114              --
Realized gain (loss) from options ........................................       29,667         (872,230)
Realized gain (loss) from foreign currency transactions ..................      259,365          (68,135)
Change in unrealized appreciation (depreciation) of foreign currencies
  and forward foreign currency contracts .................................      (10,926)          43,626
Change in unrealized appreciation (depreciation) of investments, futures,
  short sales and options ................................................  (12,074,129)       7,613,527
                                                                           ------------       ----------
Net Increase (Decrease) in Net Assets Resulting from Operations .......... $(22,399,022)     $(7,692,669)
                                                                           ============       ==========
                                                                          International Investors  U.S. Government
                                                                                 Gold Fund            Money Fund
                                                                         ------------------------  ---------------
Income:
Dividends ................................................................      $ 4,697,920                    --
Interest .................................................................        1,736,508             $3,794,671
Foreign taxes withheld ...................................................         (163,640)                   --
                                                                                 ----------             ----------
Total income .............................................................        6,270,788              3,794,671
                                                                                 ----------             ----------
Expenses:
Management (Note 2) ......................................................        1,710,779                373,387
Distribution Class A (Note 4)                                                           --                 186,693
Distribution Class B (Note 4)                                                           --                     --
Distribution Class C (Note 4)                                                           --                     --
Administration (Note 2) ..................................................          733,846                 76,194
Transfer agent ...........................................................        1,056,308                 81,341
Professional .............................................................           88,179                 25,532
Reports to shareholders ..................................................          239,508                 41,958
Registration .............................................................           31,459                 26,429
Custodian ................................................................           66,878                 35,816
Trustees' fees and expenses ..............................................           51,757                 21,947
Amortization of deferred organization costs ..............................              --                     --
Other ....................................................................           77,720                 23,265
                                                                                 ----------             ----------
Total expenses ...........................................................        4,056,434                892,562
Expenses assumed by the Adviser and reduced by directed
  brokerage and or custody fee arrangement (Note 2) ......................          (35,795)                   --
                                                                                 ----------             ----------
Net expenses .............................................................        4,020,639                892,562
                                                                                 ----------             ----------
Net investment income (loss) .............................................        2,250,149              2,902,109
Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain (loss) from security transactions ..........................      (14,423,140)                35,613
Realized gain (loss) from futures contracts and short sales ..............              --                     --
Realized gain (loss) from options ........................................       (2,818,392)                   --
Realized gain (loss) from foreign currency transactions ..................         (235,689)                   --
Change in unrealized appreciation (depreciation) of foreign currencies
   and forward foreign currency contracts ................................           (2,193)                   --
Change in unrealized appreciation (depreciation) of investments, futures,
  short sales and options ................................................        7,266,073                    --
                                                                                 ----------             ----------
Net Increase (Decrease) in Net Assets Resulting from Operations ..........      $(7,963,192)            $2,937,722
                                                                                 ==========             ==========


                       See Notes to Financial Statements

Van Eck Funds
Statements of Changes in Net Assets



                                                                       Asia Dynasty                Global Balanced
                                                                           Fund                         Fund
                                                              ----------------------------  ----------------------------
                                                                Year Ended     Year Ended     Year Ended    Year Ended
                                                               Decmeber 31,   Decmeber 31,   Decmeber 31,  Decmeber 31,
                                                                   1998           1997           1998          1997
                                                              -------------- -------------  ----------------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss) .............................     $ (50,259)    $(426,753)     $ 239,560      $ 224,771
  Realized gain (loss) from security transactions ..........    (2,143,295)    6,040,708      4,374,568      3,653,554
  Realized gain (loss) from futures contracts and short sales      (84,091)           --             --             --
  Realized gain (loss) from options ........................      (150,000)           --         (5,335)         9,621
  Realized gain (loss) from foreign currency transactions ..      (160,175)     (263,828)      (163,137)      (327,252)
  Change in unrealized appreciation (depreciation)
    of foreign currencies and forward
    foreign currency contracts .............................       (48,286)  (17,313,597)      (101,957)       320,862
  Change in unrealized appreciation (depreciation) of
    investments, futures, short sales and options ..........     2,137,795        24,674      1,605,960         76,540
                                                                ----------   -----------    -----------      ---------
  Increase (decrease) in net assets
  resulting from operations ................................      (498,311)  (11,938,796)     5,949,659      3,958,096
                                                                ----------   -----------    -----------      ---------
Dividends and distributions to shareholders from:
  Net investment income:
    Class A Shares+ ........................................            --            --             --       (176,328)
    Class B Shares .........................................            --            --             --        (12,007)
    Class C Shares .........................................            --            --             --             --
  Realized gain:
    Class A Shares+ ........................................            --    (1,662,423)    (3,600,593)    (3,002,402)
    Class B Shares .........................................            --      (938,539)      (787,314)      (628,805)
    Class C Shares .........................................            --            --             --             --
  Tax return of capital:
    Class A Shares .........................................            --      (195,520)      (179,959)       (19,123)
    Class B Shares .........................................            --      (109,980)       (24,623)        (1,798)
    Class C Shares .........................................            --            --             --             --
                                                                ----------   -----------    -----------      ---------

   Total dividends and distributions .......................            --    (2,906,462)    (4,592,489)    (3,840,463)
                                                                ----------   -----------    -----------      ---------
Capital share transactions (Note 5):
  Net proceeds from sales of shares:
    Class A Shares+ ........................................    12,813,182    41,432,873      3,878,822      2,863,588
    Class B Shares .........................................       574,435       706,347      1,319,201        695,993
    Class C Shares .........................................            --            --             --             --
                                                                ----------   -----------    -----------      ---------
                                                                13,387,617    42,139,220      5,198,023      3,559,581
                                                                ----------   -----------    -----------      ---------
   Capital shares issued
    in connection with an acquisition (Note 13) ............            --            --             --             --
                                                                ----------   -----------    -----------      ---------
   Reinvestment of dividends:
    Class A Shares+ ........................................            --     1,419,527      3,416,709      2,878,160
    Class B Shares .........................................            --       487,470        619,243        481,142
    Class C Shares .........................................            --            --             --             --
                                                                ----------   -----------    -----------      ---------
                                                                        --     1,906,997      4,035,952      3,359,302
                                                                ----------   -----------    -----------      ---------
   Cost of shares reacquired:
    Class A Shares+ ........................................   (14,805,663)  (64,685,031)    (5,624,160)    (5,622,810)
    Class B Shares .........................................    (2,243,075)   (9,377,149)    (1,151,921)    (1,059,645)
    Class C Shares .........................................            --            --             --             --
                                                               -----------   -----------    -----------      ---------
                                                               (17,048,738)  (74,062,180)    (6,776,081)    (6,682,455)
                                                               -----------   -----------    -----------      ---------
   Increase (decrease) in net assets resulting from capital
    share transactions .....................................    (3,661,121)  (30,015,963)     2,457,894        236,428
                                                                ----------   -----------    -----------      ---------
  Total increase (decrease) in net assets ..................    (4,159,432)  (44,861,221)     3,815,064        354,061
Net Assets:
  Beginning of year ........................................    19,786,239    64,647,460     29,685,092     29,331,031
                                                                ----------   -----------    -----------      ---------
  End of year ..............................................   $15,626,807   $19,786,239    $33,500,156    $29,685,092
                                                                ==========   ===========    ===========      =========
  Undistributed net investment income or
   accumulated net investment loss .........................     $ (79,734)    $ (84,265)    $ (171,441)    $ (226,027)
                                                                ==========   ===========    ===========      =========


+    The U.S. Government Money Fund does not have a designated class of shares.

                       See Notes to Financial Statements

                                                                      Global Hard Assets                  Gold/Resources
                                                                             Fund                              Fund
                                                                 ---------------------------     ------------------------------
                                                                   Year Ended    Year Ended          Year Ended    Year Ended
                                                                  Decmeber 31,  December 31,        Decmeber 31,  December 31,
                                                                      1998          1997                1998          1997
                                                                 ---------------------------     ------------------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss) .............................       $ 254,796      $ 170,654         $ (585,706)    $ (571,501)
  Realized gain (loss) from security transactions ..........     (11,838,909)     3,621,165        (13,823,751)    (4,658,071)
  Realized gain (loss) from futures contracts and short sales        981,114        287,872                 --             --
  Realized gain (loss) from options ........................          29,667        564,720           (872,230)            --
  Realized gain (loss) from foreign currency transactions ..         259,365        (15,153)           (68,135)       (80,566)
  Change in unrealized appreciation (depreciation)
    of foreign currencies and forward foreign currency
      contracts                                                     (10,926)         (5,442)            43,626        (35,415)
  Change in unrealized appreciation (depreciation) of
    investments, futures, short sales and options ..........     (12,074,129)     1,828,284          7,613,527    (44,299,940)
                                                                 -----------   ------------        -----------    -----------
  Increase (decrease) in net assets
  resulting from operations ................................     (22,399,022)     6,452,100         (7,692,669)   (49,645,493)
                                                                 -----------   ------------        -----------    -----------
Dividends and distributions to shareholders from:
  Net investment income:
    Class A Shares+ ........................................        (351,353)       (69,565)                --             --
    Class B Shares .........................................         (78,071)            --                 --             --
    Class C Shares .........................................         (57,310)            --                 --             --
  Realized gain:
    Class A Shares+ ........................................         (65,219)    (3,392,877)                --             --
    Class B Shares .........................................         (13,433)      (569,869)                --             --
    Class C Shares .........................................         (10,454)      (459,071)                --             --
  Tax return of capital:
    Class A Shares .........................................              --             --                 --             --
    Class B Shares .........................................              --             --                 --             --
    Class C Shares .........................................              --             --                 --             --
                                                                 -----------   ------------        -----------    -----------
   Total dividends and distributions .......................        (575,840)    (4,491,382)                --             --
                                                                 -----------   ------------        -----------    -----------
Capital share transactions (Note 5):
  Net proceeds from sales of shares:
    Class A Shares+ ........................................      10,330,661     67,488,031         20,425,854     33,264,688
    Class B Shares .........................................       2,521,220      9,516,900                 --             --
    Class C Shares .........................................       2,088,807      8,365,075                 --             --
                                                                 -----------   ------------        -----------    -----------
                                                                  14,940,688     85,370,006         20,425,854     33,264,688
                                                                 -----------   ------------        -----------    -----------
   Capital shares issued
    in connection with an acquisition (Note 13) ............              --             --                 --      3,020,329
                                                                 -----------   ------------        -----------    -----------
   Reinvestment of dividends:
    Class A Shares+ ........................................         348,855      2,913,441                 --             --
    Class B Shares .........................................          67,976        385,304                 --             --
    Class C Shares .........................................          48,859        308,161                 --             --
                                                                 -----------   ------------        -----------    -----------
                                                                     465,690      3,606,906                 --             --
                                                                 -----------   ------------        -----------    -----------
   Cost of shares reacquired:
    Class A Shares+ ........................................     (32,246,447)   (38,433,482)       (25,486,897)   (52,787,184)
    Class B Shares .........................................      (4,073,105)      (913,311)                --             --
    Class C Shares .........................................      (4,132,931)    (1,976,795)                --             --
                                                                 -----------   ------------        -----------    -----------
                                                                 (40,452,483)   (41,323,588)       (25,486,897)   (52,787,184)
                                                                 -----------   ------------        -----------    -----------
   Increase (decrease) in net assets resulting from capital
    share transactions .....................................     (25,046,105)    47,653,324         (5,061,043)   (16,502,167)
                                                                 -----------   ------------        -----------    -----------
  Total increase (decrease) in net assets ..................     (48,020,967)    49,614,042        (12,753,712)   (66,147,660)
Net Assets:
  Beginning of year ........................................      80,580,638     30,966,596         66,150,715    132,298,375
                                                                 -----------   ------------        -----------    -----------
  End of year ..............................................     $32,559,671    $80,580,638        $53,397,003    $66,150,715
                                                                 ===========   ============        ===========    ===========
  Undistributed net investment income or
   accumulated net investment loss .........................     $     6,744    $      (455)       $  (640,056)    $ (703,399)
                                                                 ===========   ============        ===========    ===========
                                                                  International Investors Gold           U.S. Government Money
                                                                              Fund                               Fund
                                                                ------------------------------     --------------------------------
                                                                   Year Ended     Year Ended           Year Ended     Year Ended
                                                                  Decmeber 31,   December 31,         Decmeber 31,   December 31,
                                                                      1998           1997                 1998           1997
                                                                ------------------------------     ------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss) .............................      $ 2,250,149     $ 3,157,009          $ 2,902,109      $ 3,032,256
  Realized gain (loss) from security transactions ..........      (14,423,140)     (3,087,132)              35,613               --
  Realized gain (loss) from futures contracts and short sales              --              --                   --               --
  Realized gain (loss) from options ........................       (2,818,392)             --                   --               --
  Realized gain (loss) from foreign currency transactions ..         (235,689)        (77,798)                  --               --
  Change in unrealized appreciation (depreciation)
    of foreign currencies and forward foreign currency
      contracts                                                        (2,193)        (38,150)                  --               --
  Change in unrealized appreciation (depreciation) of
    investments, futures, short sales and options ..........        7,266,073    (132,602,352)                  --               --
                                                                -------------  --------------         -------------    -------------
  Increase (decrease) in net assets
  resulting from operations ................................       (7,963,192)   (132,648,423)           2,937,722        3,032,256
                                                                -------------  --------------         -------------    -------------
Dividends and distributions to shareholders from:
  Net investment income:
    Class A Shares+ ........................................       (2,107,262)     (3,043,229)          (2,902,109)      (3,032,256)
    Class B Shares .........................................               --              --                   --
    Class C Shares .........................................               --              --                   --
  Realized gain:
    Class A Shares+ ........................................               --         (99,162)             (35,613)             --
    Class B Shares .........................................               --              --                   --              --
    Class C Shares .........................................               --              --                   --              --
  Tax return of capital:
    Class A Shares .........................................               --         (12,911)                  --              --
    Class B Shares .........................................               --              --                   --              --
    Class C Shares .........................................               --              --                   --              --
                                                                -------------  --------------         -------------    -------------
   Total dividends and distributions .......................       (2,107,262)     (3,155,302)          (2,937,722)      (3,032,256)
                                                                -------------  --------------         -------------    -------------
Capital share transactions (Note 5):
  Net proceeds from sales of shares:
    Class A Shares+ ........................................    3,725,426,622   3,623,884,733        3,670,980,599    3,630,786,246
    Class B Shares .........................................               --              --                  --               --
    Class C Shares .........................................               --         118,370                  --               --
                                                                -------------  --------------         -------------    -------------
                                                                3,725,426,622   3,624,003,103        3,670,980,599    3,630,786,246
                                                                -------------  --------------         -------------    -------------
   Capital shares issued
    in connection with an acquisition (Note 13) ............               --              --            7,517,642              --
                                                                -------------  --------------         -------------    -------------
   Reinvestment of dividends:
    Class A Shares+ ........................................        1,512,309       2,309,522            1,495,988        1,557,341
    Class B Shares .........................................               --            --                   --                 --
    Class C Shares .........................................               --            --                   --                 --
                                                                -------------  --------------         -------------    -------------
                                                                    1,512,309       2,309,522            1,495,988        1,557,341
                                                                -------------  --------------         -------------    -------------
   Cost of shares reacquired:
    Class A Shares+ ........................................    3,711,174,134) (3,666,968,333)      (3,709,422,005)  (3,663,391,147)
    Class B Shares .........................................               --            --                  --                 --
    Class C Shares .........................................               --      (1,637,306)                 --               --
                                                                -------------  --------------         -------------    -------------
                                                               (3,711,174,134) (3,668,605,639)      (3,709,422,005)  (3,663,391,147)
                                                                -------------  --------------         -------------    -------------
   Increase (decrease) in net assets resulting from capital
    share transactions .....................................       15,764,797     (42,293,014)         (29,427,776)     (31,047,560)
                                                                -------------  --------------         -------------    -------------
  Total increase (decrease) in net assets ..................        5,694,343    (178,096,739)         (29,427,776)     (31,047,560)

Net Assets:
  Beginning of year ........................................      232,944,326     411,041,065           76,649,948      107,697,508
                                                                -------------  --------------         -------------    -------------
  End of year ..............................................    $ 238,638,669   $ 232,944,326         $ 47,222,172     $ 76,649,948
                                                                =============  ==============         =============    =============
  Undistributed net investment income or
   accumulated net investment loss .........................    $          --   $         162                   --               --
                                                                =============  ==============         =============    =============


                       See Notes to Financial Statements

                       This page intentionally left blank.

Asia Dynasty Fund

-------------------------------------------------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each year:

                                                                               Class A
                                                -------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                -------------------------------------------------------------------------
                                                   1998              1997           1996          1995            1994
                                                ----------        ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Year ..........        $7.82            $13.21         $12.40         $12.13         $15.28
                                                ----------        ----------     ----------     ----------     ----------
Income from Investment Operations:
  Net Investment Loss .......................        (0.01)            (0.28)         (0.20)         (0.02)            --
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ..........        (0.01)            (3.82)          1.01           0.40          (2.86)
                                                ----------        ----------     ----------     ----------     ----------
Total from Investment Operations ............        (0.02)            (4.10)          0.81           0.38          (2.86)
                                                ----------        ----------     ----------     ----------     ----------
Less Dividends and Distributions:
  From Dividends from Net Investment Income .           --                --             --          (0.09)         (0.07)
  From Distributions from Capital Gains .....           --             (1.15)            --             --          (0.22)
  From Tax Return of Capital ................           --             (0.14)            --          (0.02)            --
                                                ----------        ----------     ----------     ----------     ----------
Total Dividends and Distributions ...........           --             (1.29)            --          (0.11)         (0.29)
                                                ----------        ----------     ----------     ----------     ----------
Net Asset Value, End of Year ................        $7.80             $7.82         $13.21         $12.40         $12.13
                                                ==========        ==========     ==========     ==========     ==========
Total Return (a) ............................        (0.26%)          (32.10%)         6.53%          3.13%        (18.72%)

-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) .............      $10,685           $12,873        $44,351        $64,275        $83,787
Ratio of Gross Expenses to Average Net Assets         3.13%             2.38%          2.42%          2.03%          1.85%
Ratio of Net Expenses to Average Net Assets .         2.43%(b)          2.38%          2.42%          2.03%          1.85%
Ratio of Net Investment Loss to
  Average Net Assets ........................        (0.09%)           (0.76%)        (0.73%)        (0.08%)          --%
Portfolio Turnover Rate .....................       121.96%           200.45%         52.99%         57.06%         51.08%

                                                                               Class B
                                                -------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                -------------------------------------------------------------------------
                                                   1998              1997           1996          1995            1994
                                                ----------        ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Year ..........        $7.63            $13.08         $12.33         $12.09         $15.25
                                                ----------        ----------     ----------     ----------     ----------
Income from Investment Operations:
  Net Investment Loss .......................        (0.07)            (0.30)         (0.24)         (0.08)         (0.06)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ..........        (0.02)            (3.86)          0.99           0.40          (2.86)
                                                ----------        ----------     ----------     ----------     ----------
Total from Investment Operations ............        (0.09)            (4.16)          0.75           0.32          (2.92)
                                                ----------        ----------     ----------     ----------     ----------
Less Dividends and Distributions:
  From Dividends from Net Investment Income .           --                --             --          (0.06)         (0.02)
  From Distributions from Capital Gains .....           --             (1.15)            --             --          (0.22)
  From Tax Return of Capital ................           --             (0.14)            --          (0.02)            --
                                                ----------        ----------     ----------     ----------     ----------
Total Dividends and Distributions ...........           --             (1.29)            --          (0.08)         (0.24)
                                                ----------        ----------     ----------     ----------     ----------
Net Asset Value, End of Year ................        $7.54             $7.63         $13.08         $12.33         $12.09
                                                ==========        ==========     ==========     ==========     ==========
Total Return (a) ............................        (1.18%)          (32.87%)         6.08%          2.65%        (19.15%)

-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) .............       $4,942            $6,914        $20,296        $27,234        $35,024
Ratio of Gross Expenses to Average Net Assets         3.83%             3.00%          2.86%          2.41%          2.38%
Ratio of Net Expenses to Average Net Assets .         3.14%(b)          3.00%          2.86%          2.41%          2.38%
Ratio of Net Investment Loss to
  Average Net Assets ........................        (0.79%)           (1.36%)        (1.14%)        (0.52%)        (0.50%)
Portfolio Turnover Rate .....................       121.96%           200.45%         52.99%         57.06%         51.08%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total dividends and return.

(b)  After expenses reduced by a custodian fee arrangement.


                       See Notes to Financial Statements

Global Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each year:

                                                                                         Class A
                                                       -------------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                       -------------------------------------------------------------------------
                                                         1998             1997             1996            1995          1994
                                                       ---------       ----------       ---------       ----------    ----------
Net Asset Value, Beginning of Year .................      $10.38           $10.37          $10.31            $9.07         $9.53
                                                       ---------       ----------       ---------       ----------    ----------
Income from Investment Operations:
  Net Investment Income ............................        0.02             0.10            0.12         0.07 (a)      0.19 (a)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) .................        2.07             1.43            1.15             1.31         (0.56)
                                                       ---------       ----------       ---------       ----------    ----------
Total from Investment Operations ...................        2.09             1.53            1.27             1.38         (0.37)
                                                       ---------       ----------       ---------       ----------    ----------
Less Dividends and Distributions:
  From Dividends from Net Investment Income (d) ....        0.00            (0.08)          (0.11)           (0.14)        (0.09)
  From Distribution from Capital Gains .............       (1.61)           (1.43)          (1.10)              --            --
  From Tax Return of Capital .......................       (0.08)           (0.01)             --               --            --
                                                       ---------       ----------       ---------       ----------    ----------
Total Dividends and Distributions ..................       (1.69)           (1.52)          (1.21)           (0.14)        (0.09)
                                                       ---------       ----------       ---------       ----------    ----------
Net Asset Value, End of Year .......................      $10.78           $10.38          $10.37           $10.31         $9.07
                                                       =========       ==========       =========       ==========    ==========
Total Return (b) ...................................       20.65%           14.77%          12.28%           15.30%        (3.90%)

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Year (000) ......................     $27,461          $24,630         $29,331          $30,632       $13,986
Ratio of Gross Expenses To Average Net Assets ......        2.32%            2.45%           2.54%            2.69%         2.59%
Ratio of Net Expenses to Average Net Assets ........        2.00%(c)         2.00%(c)        2.17%(c)         2.69%         1.06%(c)
Ratio of Net Investment Income to Average Net Assets        0.85%            0.85%           1.05%            0.68%         1.99%
Portfolio Turnover Rate ............................       87.79%           78.07%         114.30%          196.69%       174.76%

                                                                                         Class B
                                                       -------------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                       -------------------------------------------------------------------------
                                                         1998             1997             1996            1995          1994
                                                       ---------       ----------       ---------       ----------    ----------
Net Asset Value, Beginning of Year .................      $10.31           $10.32          $10.28            $9.02         $9.53
                                                       ---------       ----------       ---------       ----------    ----------
Income from Investment Operations:
  Net Investment Income ............................        0.00             0.04            0.06             0.01      0.11 (a)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) .................        2.02             1.43            1.14             1.28         (0.57)
                                                       ---------       ----------       ---------       ----------    ----------
Total from Investment Operations ...................        2.02             1.47            1.20             1.29         (0.46)
                                                       ---------       ----------       ---------       ----------    ----------
Less Dividends and Distributions:
  From Dividends from Net Investment Income (d) ....        0.00            (0.03)          (0.06)           (0.03)        (0.05)
  From Distribution from Capital Gains .............       (1.61)           (1.45)          (1.10)              --            --
  From Tax Return of Capital .......................       (0.05)              --              --               --            --
                                                       ---------       ----------       ---------       ----------    ----------
Total Dividends and Distributions ..................       (1.66)           (1.48)          (1.16)           (0.03)        (0.05)
                                                       ---------       ----------       ---------       ----------    ----------
Net Asset Value, End of Year .......................      $10.67           $10.31          $10.32           $10.28         $9.02
                                                       =========       ==========       =========       ==========    ==========
Total Return (b) ...................................       20.07%           14.26%          11.49%           14.54%        (4.84%)

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Year (000) ......................      $6,039           $5,055          $4,932           $6,151        $5,628
Ratio of Gross Expenses To Average Net Assets ......        3.25%            2.51%           3.19%            3.20%         3.21%
Ratio of Net Expenses to Average Net Assets ........        2.50%(c)         2.50%(c)        2.71%(c)         3.20%         1.88%(c)
Ratio of Net Investment Income to Average Net Assets        0.36%            0.36%           0.51%            0.14%         1.14%
Portfolio Turnover Rate ............................       87.79%           78.07%         114.30%          196.69%       174.76%

----------
(a)  Based on average shares outstanding.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.

(c) After expenses reduced by a custodian fee, directed brokerage or Advisory fee waiver arrangement.

(d) Net of foreign taxes withheld (to be included in income and claimed as a tax credit on deduction by the shareholder for federal income tax purposes) of $0.01 for 1997.


                       See Notes to Financial Statements

Global Hard Assets Fund
------------------------------------------------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period:


                                                                       Class A
                                           -----------------------------------------------------------------------
                                                                                                    For the Period
                                                                                                      November 2,
                                                                                                       1994(a) to
                                                             Year Ended December 31,                  December 31,
                                           -------------------------------------------------------    ------------
                                              1998           1997           1996           1995           1994
                                           ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period ...       $15.50         $14.42         $10.68          $9.41          $9.53
                                           ----------     ----------     ----------     ----------     ----------
Income from Investment Operations:
  Net Investment Income (Loss) .........         0.10           0.05           0.15       0.32 (e)          0.010(e)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) .....        (5.09)          2.01           4.70           1.57         (0.115)
                                           ----------     ----------     ----------     ----------     ----------
Total from Investment Operations .......        (4.99)          2.06           4.85           1.89         (0.105)
                                           ----------     ----------     ----------     ----------     ----------
Less Dividends and Distributions:
  From Dividends from
    Net Investment Income ..............        (0.15)         (0.02)         (0.14)         (0.62)        (0.015)
  From Distributions from Capital Gains         (0.02)         (0.96)         (0.95)            --             --
  From Tax Return of Capital ...........           --             --          (0.02)            --             --
                                           ----------     ----------     ----------     ----------     ----------
Total Dividends and Distributions ......        (0.17)         (0.98)         (1.11)         (0.62)        (0.015)
                                           ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .........       $10.34         $15.50         $14.42         $10.68          $9.41
                                           ==========     ==========     ==========     ==========     ==========
Total Return (b) .......................       (32.25%)        14.29%         45.61%         20.09%         (1.10%)

------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) ........      $22,969        $61,341        $27,226         $3,820         $1,419
Ratio of Gross Expenses to
Average Net Assets (c) .................         2.11%          2.00%          2.63%          4.05%          3.40%(d)
Ratio of Net Expenses to
Average Net Assets .....................         2.00%          1.97%          0.72%          0.00%          0.15%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets .....................         0.58%          0.36%          1.45%          3.08%          0.84%(d)
Portfolio Turnover Rate ................       167.79%        118.10%        163.91%        179.33%          0.00%

                                                             Class B
                                           ------------------------------------------
                                                                       For the Period
                                                                          April 24,
                                                   Year Ended            1996(a) to
                                                  December 31,          December 31,
                                           -------------------------    ------------
                                              1998           1997           1996
                                           ----------     ----------     ----------
Net Asset Value, Beginning of Period ...       $15.60         $14.50         $12.55
                                           ----------     ----------     ----------
Income from Investment Operations:
  Net Investment Income (Loss) .........         0.01          (0.01)          0.11
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) .....        (5.08)          2.00           2.95
                                           ----------     ----------     ----------
Total from Investment Operations .......        (5.07)          1.99           3.06
                                           ----------     ----------     ----------
Less Dividends and Distributions:
  From Dividends from
    Net Investment Income ..............        (0.14)            --          (0.14)
  From Distributions from Capital Gains         (0.02)         (0.89)         (0.95)
  From Tax Return of Capital ...........           --             --          (0.02)
                                           ----------     ----------     ----------
Total Dividends and Distributions ......        (0.16)         (0.89)         (1.11)
                                           ----------     ----------     ----------
Net Asset Value, End of Period .........       $10.37         $15.60         $14.50
                                           ==========     ==========     ==========
Total Return (b) .......................       (32.55%)        13.72%         24.55%

------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) ........       $5,580        $10,541         $1,806
Ratio of Gross Expenses to
Average Net Assets (c) .................         2.81%          2.73%          3.27%
Ratio of Net Expenses to
Average Net Assets .....................         2.50%          2.50%          1.64%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets .....................         0.12%         (0.13%)         0.53%(d)
Portfolio Turnover Rate ................       167.79%        118.10%        163.91%

                                                                           Class C
                                           -----------------------------------------------------------------------
                                                                                                    For the Period
                                                                                                      November 2,
                                                                                                       1994(a) to
                                                             Year Ended December 31,                  December 31,
                                           -------------------------------------------------------    ------------
                                              1998           1997           1996           1995           1994
                                           ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period ...       $15.64         $14.52         $10.76          $9.41          $9.53
                                           ----------     ----------     ----------     ----------     ----------
Income from Investment Operations:
  Net Investment Income (Loss) .........         0.01          (0.01)          0.11           0.34           0.01(e)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) .....        (5.09)          2.00           4.73           1.63          (0.12)
                                           ----------     ----------     ----------     ----------     ----------
Total from Investment Operations .......        (5.08)          1.99           4.84           1.97          (0.11)
                                           ----------     ----------     ----------     ----------     ----------
Less Dividends and Distributions:
  From Dividends from
    Net Investment Income ..............        (0.14)            --          (0.11)         (0.62)         (0.01)
  From Distributions from Capital Gains         (0.02)         (0.87)         (0.95)            --             --
  From Tax Return of Capital ...........           --             --          (0.02)            --             --
                                           ----------     ----------     ----------     ----------     ----------
Total Dividends and Distributions ......        (0.16)         (0.87)         (1.08)         (0.62)         (0.01)
                                           ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .........       $10.40         $15.64         $14.52         $10.76          $9.41
                                           ==========     ==========     ==========     ==========     ==========
Total Return (b) .......................       (32.53%)        13.71%         45.18%         20.94%         (1.20%)

------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) ........       $4,011         $8,698         $1,935           $181             $8
Ratio of Gross Expenses to
Average Net Assets (c) .................         3.00%          2.94%          6.02%         37.88%         39.49%(d)
Ratio of Net Expenses to
Average Net Assets .....................         2.50%          2.50%          1.31%          0.00%          0.56%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets .....................         0.11%         (0.15)%         0.84%          3.30%          0.53%(d)
Portfolio Turnover Rate ................       167.79%        118.10%        163.91%        179.33%          0.00%

----------
(a)  Commencement of operations.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for periods of less than one year are not annualized.

(c) Had the Adviser not assumed expenses or had expenses not been reduced by custodian fee and directed brokerage arrangements.

(d)  Annualized.

(e)  Based on average shares outstanding.


                       See Notes to Financial Statements

Gold/Resources Fund
------------------------------------------------------------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each year:



                                                                                    Class A
                                                      ----------------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                         1998               1997           1996           1995             1994
                                                      -----------       -----------    -----------     -----------     -----------
Net Asset Value, Beginning of Year ................         $3.47             $5.72          $5.58           $5.35           $6.34
                                                      -----------       -----------    -----------     -----------     -----------
Income from Investment Operations:
  Net Investment Loss .............................         (0.04)            (0.04)         (0.06)          (0.03)          (0.02)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ................         (0.39)            (2.21)          0.20            0.26           (0.97)
                                                      -----------       -----------    -----------     -----------     -----------
Total from Investment Operations ..................         (0.43)            (2.25)          0.14            0.23           (0.99)
                                                      -----------       -----------    -----------     -----------     -----------
Net Asset Value, End of Year ......................         $3.04             $3.47          $5.72           $5.58           $5.35
                                                      ===========       ===========    ===========     ===========     ===========
Total Return (a) ..................................        (12.39%)          (39.34%)         2.51%           4.30%         (15.60%)

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Year (000) .....................       $53,397           $66,151       $132,298        $155,974        $186,091
Ratio of Gross Expenses to Average Net Assets .....          2.24%             1.87%          1.71%           1.81%           1.52%
Ratio of Net Expenses to Average Net Assets .......          2.21%(b)          1.87%          1.71%           1.81%           1.52%
Ratio of Net Investment Loss to
  Average Net Assets ..............................         (0.98%)           (0.57%)        (0.75%)         (0.44%)         (0.30%)
Portfolio Turnover Rate ...........................         79.99%            32.46%         12.95%           6.16%          13.75%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.

(b)  After  expenses   reduced  by  a  custodian  fee  and  directed   brokerage
     arrangement.


                       See Notes to Financial Statements

International Investors Gold Fund
------------------------------------------------------------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each year:

                                                                                     Class A
                                                  ---------------------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                  ---------------------------------------------------------------------------------
                                                     1998               1997               1996            1995            1994
                                                  -----------       -----------        -----------     -----------     -----------
Net Asset Value, Beginning of Year ............         $7.54            $11.90             $13.35          $15.21          $16.08
                                                  -----------       -----------        -----------     -----------     -----------
Income from Investment Operations:
  Net Investment Income .......................          0.06              0.09               0.05            0.08            0.19
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ............         (0.95)            (4.36)             (1.29)          (1.44)          (0.36)
                                                  -----------       -----------        -----------     -----------     -----------
Total from Investment Operations ..............         (0.89)            (4.27)             (1.24)          (1.36)          (0.17)
                                                  -----------       -----------        -----------     -----------     -----------
Less Dividends and Distributions:
  From Dividends from Net Investment Income (a)         (0.06)            (0.09)             (0.07)          (0.10)          (0.18)
  From Distributions from Capital Gains .......            --                --              (0.14)          (0.38)          (0.52)
  From Tax Return of Capital ..................            --                --                 --           (0.02)             --
                                                  -----------       -----------        -----------     -----------     -----------
Total Dividends and Distributions .............         (0.06)            (0.09)             (0.21)          (0.50)          (0.70)
                                                  -----------       -----------        -----------     -----------     -----------
Net Asset Value, End of Year ..................         $6.59             $7.54             $11.90          $13.35          $15.21
                                                  ===========       ===========        ===========     ===========     ===========
Total Return (b) ..............................        (11.87%)          (36.00%)            (9.37%)         (8.93%)         (1.04%)

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Year (000) .................      $238,639          $232,944           $409,331        $519,795        $634,808
Ratio of Gross Expenses to Average Net Assets .          1.78%             1.52%              1.43%           1.42%           1.15%
Ratio of Net Expenses to Average Net Assets ...          1.76%(c)          1.47%(c)           1.43%           1.42%           1.15%
Ratio of Net Investment Income to
    Average Net Assets ........................          0.99%             0.90%              0.36%           0.55%           1.23%
Portfolio Turnover Rate .......................         86.65%            19.99%             12.45%           4.10%           7.08%

----------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $0 for 1998 and 1997, $0.01 for 1996, $0.03 for 1995 and $0.07 for 1994.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.

(c)  After  expenses   reduced  by  a  custodian  fee  and  directed   brokerage
     arrangement.


                        See Notes to Financial Statements

U.S. Government Money Fund
------------------------------------------------------------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each year:

                                                                              Year Ended December 31,
                                                 ----------------------------------------------------------------------------------
                                                     1998              1997            1996              1995             1994
                                                 -------------    -------------    -------------     -------------    -------------
Net Asset Value, Beginning of Year ...........           $1.00            $1.00            $1.00             $1.00            $1.00
                                                 -------------    -------------    -------------     -------------    -------------
Income from Investment Operations:
  Net Investment Income ......................          0.0388           0.0377           0.0385            0.0456           0.0311

Less Distributions:
  From Net Investment Income .................         (0.0388)         (0.0377)         (0.0385)          (0.0456)         (0.0311)
                                                 -------------    -------------    -------------     -------------    -------------
Net Asset Value, End of Year .................           $1.00            $1.00            $1.00             $1.00            $1.00
                                                 =============    =============    =============     =============    =============
Total Return .................................            3.88%            3.77%            3.85%             4.56%            3.11%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Year (000) ................         $47,222          $76,650         $107,698           $70,130          $47,078
Ratio of Gross Expenses to Average Net Assets             1.20%            1.28%            1.23%             1.25%            1.12%
Ratio of Net Investment Income to
  Average Net Assets .........................            3.89%            3.91%            4.02%             4.45%            3.07%


                       See Notes to Financial Statements

                      This page intentionally left blank.

Van Eck Funds
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Significant Accounting Policies:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The Trust operates as a series fund currently comprised of six portfolios: Asia Dynasty Fund, Global Balanced Fund, Global Hard Assets Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund (the "Funds"). Asia Dynasty Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Global Balanced Fund and Global Hard Assets Fund are non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is each Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. Other--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.   Distributions   to   Shareholders--Dividends   to  shareholders   from  net
     investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from such amounts determined in accordance with generally accepted accounting principles.

     For the year ended December 31, 1998, the effect of these differences, which were primarily due to different treatment of net operating losses and foreign currency transactions as follows:

                                                                 Accumulated
                                                    Aggregate         Net         Accumulated
                                                    Paid in       Investment       Realized
Fund                                                 Capital        Income         Gain/Loss
-----                                             ------------    -----------     ----------
Asia Dynasty Fund.............................      $(325,827)     $  54,790        $271,037
Global Balanced Fund..........................       (294,135)        19,608         274,527
Global Hard Assets Fund.......................          8,976        239,137        (248,113)
Gold/Resources Fund...........................       (717,184)       649,049          68,135
International Investors Gold Fund.............       (110,851)      (143,049)        253,900

F.   Deferred   Organization   Costs--Deferred   organization  costs  are  being
     amortized over a period of five years.

     Use of Derivative Instruments

G. Option Contracts--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

     The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Van Eck Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

H. Short Sales--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

      Cash is deposited in a segregated account with brokers, maintained by the Fund, for its short sales. At December 31, 1998, amounts deposited in the segregated accounts amounted to $1,105,198. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed. At December 31, 1998, the Fund had realized gain of $795,350 and unrealized depreciation of $277,287 on short sales of securities.

I. Futures--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and (except for Gold/Resources Fund) for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

J. Structured Notes--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

      Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 1998, there were the following index securities:

                                                                                  % of Net
                                                                Value              Assets
                                                             -----------         -----------
Global Hard Assets Fund:
Business Development Bank of Canada
  Yen/Gold............................................      $  928,730               2.9%
Morgan Guaranty Trust Co. Gold Silver
  Ratio Index Note....................................       1,374,660               4.2%
International Investors Gold Fund:
Business Development Bank of Canada
  Yen/Gold............................................       5,854,800               2.5%

Note 2--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. The Asia Dynasty Fund and Global Balanced Fund each pay the Adviser a monthly fee at the annual rate of .75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The Gold/Resources and International Investors Gold Funds each pay the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of average daily net assets of the Fund, .65 of 1% of the next $250 million of average daily net assets and .50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of .50 of 1% of the first $500 million of average daily net assets,
 .40 of 1% of the next $250 million of average daily net assets and .375 of 1% of average daily net assets in excess of $750 million.

In  accordance  with  the  advisory  agreement,  the  Funds  reimbursed  Van Eck
Associates   Corporation   for  costs   incurred  in  connection   with  certain
administrative and operating functions.

For the year ended December 31, 1998, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B shares for the Global Balanced Fund. Expenses were reduced by $70,747 under this agreement. For the year ended December 31, 1998, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B and C shares, for the Global Hard Assets Fund. Expenses were reduced by $101,502 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Balanced Fund, Gold/Resources Fund and International Investors Gold Fund and is paid at an annual rate of .25 of 1% of average daily net assets (Asia Dynasty Fund and Global Balanced Fund) or at an annual rate of .25 of 1% of the first $750 million of each Fund's average daily net assets and .20 of 1% of average daily net assets in excess of $750 million (Gold/Resources Fund and International Investors Gold Fund).

The Funds have a fee arrangement based on cash balances left on deposit with the custodian which reduces operating expenses. For the year ended December 31, 1998, the portion of expenses reduced under this arrangement amounted to $107,754 for the Asia Dynasty Fund, $52,885 for the Global Balanced Fund, $15,919 for the Gold Resources Fund, $13,083 for the International Investors Gold Fund.

The Funds (except the U.S. Government Money Fund) had some of the portfolio trades directed to a broker-dealer who, in return, agreed to pay a portion of the Funds' expenses. For the year

Van Eck Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

ended December 31, 1998, the portion of expenses reduced by this directed brokerage arrangement amounted to $2,253 for the Gold/Resources Fund and $22,712 for the International Investors Gold Fund.

For the year ended  December  31,  1998,  Van Eck  Securities  Corporation  (the
Distributor) received commissions on sales of Class A shares and paid commissions to other dealers as follows: Asia Dynasty Fund- $5,621 and $787, respectively; Global Balanced Fund- $5,608 and $1.470, respectively; Global Hard Assets Fund- $162,148 and $26,039, respectively; Gold/Resources Fund- $97,646 and $24,848, respectively and International Investors Gold Fund- $195,989 and $60,882, respectively. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

Note 3--Investments

For federal income tax purposes, the identified cost of investments owned at December 31, 1998 is $13,177,794, $24,307,429, $40,348,662, $55,187,744 and
$186,896,518 for the Asia Dynasty Fund, Global Balanced Fund, Global Hard Assets Fund, Gold/Resources Fund and International Investors Gold Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of December 31, 1998, gross unrealized gains and losses were as follows:

                                                      Gross          Gross           Net
                                                   Unrealized      Unrealized     Unrealized
                                                      Gains          Losses       Gain (Loss)
                                                   ------------   -----------     -----------
Asia Dynasty Fund.............................     $ 3,185,896    $   731,846     $ 2,454,050
Global Balanced Fund..........................       9,330,918        370,283       8,960,635
Global Hard Assets Fund.......................       1,294,318      8,960,892      (7,666,574)
Gold/Resources Fund...........................       6,705,185     10,241,078      (3,535,893)
International Investors Gold Fund.............      46,662,990     27,730,484      18,932,506

At December 31, 1998 the Funds had the following capital loss carryforward available to offset future capital gains; Asia Dynasty Fund $2,192,520 expiring December 31, 2006; Global Hard Assets Fund $10,038,525 expiring December 31, 2006; Gold/Resources Fund $56,893,160 expiring between December 31, 1999 through December 31, 2006; International Investors Gold Fund $13,754,006 expiring between December 31, 2005 through December 31, 2006.

Purchases and sales of investment securities for the year ended December 31, 1998, other than short-term obligations, were as follows:

                                                                                   Proceeds
                                                                Cost of              from
                                                              Investment          Investment
                                                              Securities          Securities
                                                               Purchased             Sold
                                                              ------------       ------------
Asia Dynasty Fund.....................................        $ 17,288,976       $ 16,173,118
Global Balanced Fund..................................          26,214,149         26,727,432
Global Hard Assets Fund...............................          84,774,343         97,626,075
Gold/Resources Fund...................................          42,623,483         49,413,647
International Investors Gold Fund.....................         158,694,753        175,906,919

Transactions in call and put options written for the year ended December 31, 1998 were as follows:

                                                       Number of
                                                       Contracts      Premiums
                                                       ---------      ---------
Global Balanced Fund:
Options outstanding at beginning of year .........            --      $      --
Options written ..................................        33,800         14,495
Options expired ..................................       (33,800)       (14,495)
                                                       ---------      ---------
Options outstanding at end of year ...............            --      $      --
                                                       =========      =========
Global Hard Assets Fund:
Options outstanding at beginning of year .........           180      $  52,646
Options written ..................................         1,054        162,997
Options exercised ................................          (555)       (75,414)
Options closed ...................................          (480)       (81,470)
Options expired ..................................          (199)       (58,759)
                                                       ---------      ---------
Options outstanding at end of year ...............            --      $      --
                                                       =========      =========

Note 4--Pursuant to Rule 12b-1 Plans of Distribution (the Plans) all of the Funds (except International Investors Gold Fund) are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to Van Eck Securities Corporation (VESC), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to .50% of average daily net assets (except for Gold Resources Fund and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the Annual Limitations). For Class C shares, the Funds will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such Class C 12b-1 fees will be expensed by the Funds over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Funds exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Funds for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Funds. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

VESC has waived its right to reimbursement of the carried forward amounts incurred through December 31, 1999 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 1998, were as follows: Asia Dynasty Fund- $1,191,382 for Class A shares and $1,484,459 for Class B shares; Global Balanced Fund- $858,265 for Class A shares and $413,473 for Class B shares; Global Hard Assets Fund- $857,103 for Class A shares, $93,443 for Class B shares and $277,152 for Class C shares.

Van Eck Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Note 5--Shares of Beneficial Interest Issued and Redeemed (unlimited number of $.001 par value shares authorized):

                                                       Asia Dynasty Fund
                                             ----------------------------------
                                                Year Ended         Year Ended
                                               December 31,       December 31,
                                                   1998               1997
                                             --------------      --------------
Class A
Shares sold                                       1,999,713           3,318,502
Shares reinvested                                        --             181,760
                                             --------------      --------------
                                                  1,999,713           3,500,262
Shares reacquired                                (2,275,305)         (5,211,712)
                                             --------------      --------------
Net decrease                                       (275,592)         (1,711,450)
                                             ==============      ==============
Class B
Shares sold                                          84,734              77,616
Shares reinvested                                        --              63,889
                                             --------------      --------------
                                                     84,734             141,505
Shares reacquired                                  (335,960)           (786,465)
                                             --------------      --------------
Net decrease                                       (251,226)           (644,960)
                                             ==============      ==============

                                                    Global Balanced Fund
                                             ----------------------------------
                                                Year Ended         Year Ended
                                               December 31,       December 31,
                                                   1998               1997
                                             --------------      --------------
Class A
Shares sold                                         346,394             254,371
Reinvestment of dividends                           324,735             275,587
                                             --------------      --------------
                                                    671,129             529,958
Shares reacquired                                  (495,431)           (511,329)
                                             --------------      --------------
Net increase                                        175,698              18,629
                                             ==============      ==============
Class B
Shares sold                                         117,857              62,268
Reinvestment of dividends                            59,495              46,594
                                             --------------      --------------
                                                    177,352             108,862
Shares reacquired                                  (101,591)            (96,388)
                                             --------------      --------------
Net increase                                         75,761              12,474
                                             ==============      ==============

                                                   Global Hard Assets Fund
                                             ----------------------------------
                                                Year Ended         Year Ended
                                               December 31,       December 31,
                                                   1998               1997
                                             --------------      --------------
Class A
Shares sold                                         738,118           4,256,903
Shares reinvested                                    31,509             187,935
                                             --------------      --------------
                                                    769,627           4,444,838
Shares reacquired                                (2,507,005)         (2,375,388)
                                             --------------      --------------
Net increase (decrease)                          (1,737,378)          2,069,450
                                             ==============      ==============
Class B
Shares sold                                         182,498             581,566
Shares reinvested                                     6,161              24,699
                                             --------------      --------------
                                                    188,659             606,265
Shares reacquired                                  (326,389)            (54,979)
                                             --------------      --------------
Net increase (decrease)                            (137,730)            551,286
                                             ==============      ==============
Class C
Shares sold                                         149,229             530,380
Shares reinvested                                     4,414              19,703
                                             --------------      --------------
                                                    153,643             550,083
Shares reacquired                                  (323,996)           (127,212)
                                             --------------      --------------
Net increase (decrease)                            (170,353)            422,871
                                             ==============      ==============

                                                    Gold/Resources Fund
                                             ----------------------------------
                                                Year Ended         Year Ended
                                               December 31,       December 31,
                                                   1998               1997
                                             --------------      --------------
Class A
Shares sold                                       6,268,313           6,851,960
Shares issued in connection with
  an acquisition                                         --             747,606
                                             --------------      --------------
                                                  6,268,313           7,599,566
Shares reacquired                                (7,783,650)        (11,649,413)
                                             --------------      --------------
Net decrease                                     (1,515,337)         (4,049,847)
                                             ==============      ==============

                                             International Investors Gold Fund
                                             ----------------------------------
                                                Year Ended         Year Ended
                                               December 31,       December 31,
                                                   1998               1997
                                             --------------      --------------
Class A
Shares sold                                     521,796,216         363,779,256
Shares reinvested                                   211,708             249,835
                                             --------------      --------------
                                                522,007,924         364,029,091
Shares reacquired                              (516,717,224)       (367,513,556)
                                             --------------      --------------
Net increase (decrease)                           5,290,700          (3,484,465)
                                             ==============      ==============

                                             U.S. Government Money Market Fund
                                             ----------------------------------
                                                Year Ended         Year Ended
                                               December 31,       December 31,
                                                   1998               1997
                                             --------------      --------------
Shares sold                                   3,670,980,599       3,630,786,246
Shares issued in connection with
  an acquisition                                  7,517,642                  --
Shares reinvested                                 1,495,988           1,557,341
                                             --------------      --------------
                                              3,679,994,229       3,632,343,587
Shares reacquired                            (3,709,422,005)     (3,663,391,147)
                                             --------------      --------------
Net decrease                                    (29,427,776)        (31,047,560)
                                             ==============      ==============

Note 6--Forward Foreign Currency Contracts--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At December 31, 1998, the Funds had the following outstanding forward foreign currency contracts.

                                                             Value at                     Unrealized
                                                            Settlement      Current      Appreciation
Contracts                                                      Date          Value      (Depreciation)
------------------------------------------------------------------------------------------------------
Asia Dynasty
Foreign Currency Purchase Contract:
IDR                  667,735 expiring 1/04/99               $    8,000     $    8,000     $        0
                                                                                          ==========
Global Balanced Fund
Foreign Currency Purchase Contracts:
CAD                  696,000 expiring 1/25/99               $  454,506     $  450,195     $    4,311
DEM                1,073,385 expiring 1/22/99                  645,091        645,084              7
ESP               66,292,000 expiring 1/22/99                  467,593        458,283          9,310
FIM                1,690,000 expiring 1/22/99                  331,817        326,886          4,931
FRF                  896,000 expiring 1/22/99                  160,468        160,723           (255)
GBP                   32,000 expiring 1/13/99                   53,034         53,872           (838)
JPY                  431,000 expiring 1/13/99                    3,808          3,754             54
NLG                  174,000 expiring 1/22/99                   92,664         92,845           (181)
                                                                                          ----------
                                                                                              17,339
                                                                                          ----------

Van Eck Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
Forward Foreign Currency Contracts (continued)

                                                             Value at                     Unrealized
                                                            Settlement      Current      Appreciation
Contracts                                                      Date          Value      (Depreciation)
------------------------------------------------------------------------------------------------------
Foreign Currency Sale Contracts:
ATS                3,352,000 expiring 1/22/99               $  286,417     $  286,496     $       79
AUD                  588,000 expiring 1/20/99                  360,030        372,204         12,174
DEM                  603,000 expiring 1/22/99                  362,395        362,286           (109)
ESP                   72,242 expiring 1/04/99                      509            508             (1)
FRF                  896,000 expiring 1/22/99                  160,468        160,602            134
GBP                  423,000 expiring 1/13/99                  701,049        701,757            708
ITL            1,349,798,000 expiring 1/22/99                  818,116        824,314          6,198
JPY              213,355,275 expiring 1/04/99- 1/19/99       1,885,721      1,821,727        (63,994)
NLG                  174,000 expiring 1/22/99                   92,664         92,345           (319)
SEK                3,020,000 expiring 1/13/99                  372,272        389,173         16,901
                                                                                          ----------
                                                                                             (28,229)
                                                                                          ----------
                                                                                          $  (10,890)
                                                                                          ==========

Global Hard Assets
Foreign Currency Purchase Contracts:
AUD                  241,543 expiring 1/04/99-1/08/99       $  162,930     $  163,331     $     (401)
GBP                   45,273 expiring 1/08/99                   75,074         75,254           (180)
                                                                                          ----------
                                                                                                (581)
Foreign Currency Sale Contract:
SEK                4,275,135 expiring 1/07/99               $  526,187     $  524,235         (1,952)
                                                                                          ----------
                                                                                          $   (2,533)
                                                                                          ==========

International Investors Gold Fund
Foreign Currency Purchase Contracts:
AUD                1,136,095 expiring 1/04/99 -1/08/99      $  696,365     $  694,723     $   (1,642)
                                                                                          ==========

Note 7--Trustee Deferred Compensation Plan

The Trust established a Deferred Compensation Plan (the Plan) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Funds contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1998 the total liability portion of the Plan is as follows:

Asia  Dynasty  Fund-$10,154,  Global  Balanced  Fund-$8,063,  Global Hard Assets
Fund-$11,822,   Gold/Resources   Fund-$23,520,   International   Investors  Gold
Fund-$80,338 and U.S. Government Money Fund-$23,813.

Note 8--Restricted Securities

The following securities are restricted as to sale and deemed to be illiquid:

                                                                                   Percent of
                                      Dates                                        Net Assets
                                    Acquired          Cost           Value        at 12/31/98
                                    --------          ----           -----        -----------
Global Hard Assets Fund
AltaGas Service Inc.
(Special Warrants
expiring 6/30/99)                    4/23/98        $250,480        $234,324          0.7%
Khanty-Mansiysk Oil
Co.                                  1/31/97         549,995         660,000          1.7%

Note  9--Schedule  of  Affiliated   Company   Transactions:

Transactions with affiliates (as defined by the Investment Company Act of 1940) for the year ended December 31, 1998:

                                                  Gold/          International
                                                Resources          Investors
                                                  Fund             Gold Fund
                                                ---------        -------------
Piedmont Mining Co.
12/31/97 Share Balance                          1,000,000          1,270,000
Purchases:
Shares                                                 --                 --
Cost                                                   --                 --
Sales:
Shares                                                 --                 --
Cost                                                   --                 --
Realized Gain (Loss)
12/31/98 Share Balance                          1,000,000          1,270,000
Market Value                                   $   37,500         $   47,625
Dividend Income                                        --                 --

Note 10--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

Note 11--Acquisitions

Gold/ Resources Fund:

As of the close of business on October 28, 1997, the Fund acquired all the net assets of Gold Opportunity Fund pursuant to a plan of reorganization approved by Gold Opportunity Fund shareholders on October 1, 1997. The acquisition was accomplished by a tax-free exchange of 747,606 shares of Gold/Resources Fund (valued at $3,020,329) for the 479,753 shares of Gold Opportunity Fund outstanding on October 28, 1997. Gold Opportunity Fund's net assets at that date, $3,020,329, including $2,555,763 of unrealized depreciation, were combined with those of Gold/Resources Fund. The aggregate net assets of Gold/Resources Fund and Gold Opportunity Fund before the acquisition were $77,923,306 and $3,020,329, respectively.

U.S. Government Money Fund:

As of the close of business on April 24,  1998,  the Fund  acquired  all the net assets of the Van Eck/Chubb Money Market Fund pursuant to a plan of reorganization approved by the Van Eck/Chubb Money Market Fund shareholders on April 16, 1998. The acquisition was accomplished by a tax-free exchange of 7,517,642 shares of U.S. Government Money Fund (valued at $7,517,642) for the 7,517,642 shares of Van Eck/Chubb Money Market Fund outstanding on April 24, 1998. Van Eck/Chubb Money Market Fund's net assets at that date, $7,517,642, were combined with those of U.S. Government Money Fund. The aggregate net assets of U.S. Government Money Fund and Van Eck/Chubb Money Market Fund before the acquisition were $32,921,989 and $7,517,642, respectively.



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                                       57
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Van Eck Funds
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Van Eck Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Van Eck Funds (comprising of the Asia Dynasty Fund, Global Balanced Fund, Global Hard Assets Fund, Gold/Resources Fund, International Investors Gold Fund and the U.S. Government Money Fund) (hereafter referred to as the "Funds") at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PRICEWATERHOUSECOOPERS LLP

New York, New York
February 19, 1999


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                                       60

[GRAPHIC]

Investment Adviser:       Van Eck Associates Corporation
       Distributor:       Van Eck Securities Corporation
                          99 Park Avenue, New York, NY 10016  www.vaneck.com
Account Assistance:       (800) 544-4653

This report must be accompanied or preceded by a Van Eck Global Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.